          Manufactured Housing Contract Senior/Subordinate Pass-Through
                           Certificates, Series 1999-2



                         POOLING AND SERVICING AGREEMENT

                                     between

                        GREEN TREE FINANCIAL CORPORATION
                             as Seller and Servicer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION
              not in its individual capacity but solely as Trustee


                            Dated as of March 1, 1999

                                TABLE OF CONTENTS


                                    ARTICLE I
                                   Definitions
                                   -----------

Section 1.01.  General...................................................    1-1
Section 1.02.  Specific Terms............................................    1-1
Section 1.03.  Calculations..............................................   1-38


                                   ARTICLE II
                  Establishment of Trust; Transfer of Contracts
                  ---------------------------------------------

Section 2.01.  Closing...................................................    2-1
Section 2.02.  Conditions to the Closing.................................    2-2
Section 2.03.  Conveyance of the Subsequent Contracts....................    2-4
Section 2.04.  Acceptance by Trustee.....................................    2-6
Section 2.05.  REMIC Provisions..........................................    2-7


                                   ARTICLE III
                         Representations and Warranties
                         ------------------------------

Section 3.01.  Representations and Warranties Regarding the
               Company...................................................    3-1
Section 3.02.  Representations and Warranties Regarding Each
               Contract..................................................    3-2
Section 3.03.  Representations and Warranties Regarding the
               Contracts in the Aggregate................................    3-7
Section 3.04.  Representations and Warranties Regarding the
               Contract Files............................................    3-9
Section 3.05.  Repurchase of Contracts or Substitution of Contracts
               for Breach of Representations and Warranties..............   3-10
Section 3.06.  No Repurchase or Substitution Under Certain
               Circumstances.............................................   3-14
Section 3.07.  Staged-Funding Contract Reserve Account...................   3-14


                                   ARTICLE IV
           Perfection of Transfer and Protection of Security Interests
           -----------------------------------------------------------

Section 4.01.  Custody of Contracts......................................    4-1
Section 4.02.  Filings...................................................    4-2
Section 4.03.  Name Change or Relocation.................................    4-2
Section 4.04.  Chief Executive Office....................................    4-3
Section 4.05.  Costs and Expenses........................................    4-3

                                    ARTICLE V
                             Servicing of Contracts
                             ----------------------

Section 5.01.  Responsibility for Contract Administration................    5-1
Section 5.02.  Standard of Care..........................................    5-1
Section 5.03.  Records...................................................    5-1
Section 5.04.  Inspection; Computer Tape.................................    5-1
Section 5.05.  Certificate Account.......................................    5-2
Section 5.06.  Enforcement...............................................    5-4
Section 5.07.  Trustee to Cooperate......................................    5-5
Section 5.08.  Costs and Expenses........................................    5-6
Section 5.09.  Maintenance of Insurance..................................    5-7
Section 5.10.  Repossession..............................................    5-8
Section 5.11.  Commingling of Funds......................................    5-9
Section 5.12.  Retitling; Security Interests.............................    5-9


                                   ARTICLE VI
                             Reports and Tax Matters
                             -----------------------

Section 6.01.  Monthly Reports...........................................    6-1
Section 6.02.  Certificate of Servicing Officer..........................    6-1
Section 6.03.  Other Data................................................    6-1
Section 6.04.  Annual Report of Accountants..............................    6-1
Section 6.05.  Statements to Certificateholders..........................    6-2
Section 6.06.  Payment of Taxes..........................................    6-8


                                   ARTICLE VII
                                Service Transfer
                                ----------------

Section 7.01.  Event of Termination......................................    7-1
Section 7.02.  Transfer..................................................    7-2
Section 7.03.  Trustee to Act; Appointment of Successor..................    7-2
Section 7.04.  Notification to Certificateholders........................    7-3
Section 7.05.  Effect of Transfer........................................    7-3
Section 7.06.  Transfer of Certificate Account...........................    7-4

                                  ARTICLE VIII
                                    Payments
                                    --------

Section 8.01.  Monthly Payments..........................................    8-1
Section 8.02.  Permitted Withdrawals from the
               Certificate Account.......................................    8-2
Section 8.03.  Payments..................................................    8-2
Section 8.04.  Limited Guarantee.........................................   8-10
Section 8.05.  Company's or Servicer's Repurchase Option.................   8-11
Section 8.06.  Capitalized Interest Account..............................   8-12
Section 8.07.  Pre-Funding Account.......................................   8-13


                                   ARTICLE IX
            The Certificates and Uncertificated Subsidiary Interests
            --------------------------------------------------------

Section 9.01.  The Certificates..........................................    9-1
Section 9.02.  Registration of Transfer and Exchange of Certificates.....    9-2
Section 9.03.  No Charge; Disposition of Void Certificates...............    9-6
Section 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates.........    9-6
Section 9.05.  Persons Deemed Owners.....................................    9-6
Section 9.06.  Access to List of Certificateholders' Names
               and Addresses.............................................    9-7
Section 9.07.  Authenticating Agents.....................................    9-7


                                    ARTICLE X
                                   Indemnities
                                   -----------

Section 10.01. Company's Indemnities.....................................   10-1
Section 10.02. Liabilities to Obligors...................................   10-1
Section 10.03. Tax Indemnification.......................................   10-1
Section 10.04. Servicer's Indemnities....................................   10-2
Section 10.05. Operation of Indemnities..................................   10-2
Section 10.06. REMIC Tax Matters.........................................   10-2


                                   ARTICLE XI
                                   The Trustee
                                   -----------

Section 11.01. Duties of Trustee.........................................   11-1
Section 11.02. Certain Matters Affecting the Trustee.....................   11-2
Section 11.03. Trustee Not Liable for Certificates or Contracts..........   11-3
Section 11.04. Rights of Certificateholders to Direct Trustee and to
               Waive Event of Termination................................   11-3
Section 11.05. The Servicer to Pay Trustee's Fees and Expenses...........   11-4

Section 11.06. Eligibility Requirements for Trustee......................   11-5
Section 11.07. Resignation or Removal of Trustee.........................   11-5
Section 11.08. Successor Trustee.........................................   11-6
Section 11.09. Merger or Consolidation of Trustee........................   11-7
Section 11.10. Tax Returns...............................................   11-7
Section 11.11. Obligor Claims............................................   11-7
Section 11.12. Appointment of Co-Trustee or Separate Trustee.............   11-8
Section 11.13. Agents of Trustee.........................................   11-9


                                   ARTICLE XII
                                  Miscellaneous
                                  -------------

Section 12.01. Servicer Not to Assign Duties or Resign;
               Delegation of Servicing Functions.........................   12-1
Section 12.02. Maintenance of Office or Agency...........................   12-1
Section 12.03. Termination...............................................   12-2
Section 12.04. Acts of Certificateholders................................   12-4
Section 12.05. Calculations..............................................   12-5
Section 12.06. Assignment or Delegation by Company.......................   12-5
Section 12.07. Amendment.................................................   12-5
Section 12.08. Notices...................................................   12-7
Section 12.09. Merger and Integration....................................   12-8
Section 12.10. Headings..................................................   12-9
Section 12.11. Governing Law.............................................   12-9
               Testimonium...............................................  12-10

Exhibit A.     Form of Class A Certificate...............................    A-1
Exhibit B.     Form of Class M-1 or Class M-2 Certificate................    B-1
Exhibit C-1.   Form of Class B-1 or Class B-2 Certificate................  C-1-1
Exhibit C-2.   Form of Class B-3I Certificate............................  C-2-1
Exhibit D.     Form of Assignment........................................    D-1
Exhibit E.     Form of Certificate of Officer............................    E-1
Exhibit F.     Form of Opinion of Counsel for the Company................    F-1
Exhibit G.     Form of Trustee's Acknowledgement.........................    G-1
Exhibit H.     Form of Custodian's Acknowledgement.......................    H-1
Exhibit I.     Form of Certificate of Servicing Officer..................    I-1
Exhibit J.     Form of Class C Subsidiary Certificate....................    J-1
Exhibit K.     Form of Class C Master Certificate........................    K-1
Exhibit L-1.   Form of Certificate Regarding Repurchased Contracts.......  L-1-1
Exhibit L-2.   Form of Certificate Regarding Substituted Contracts.......  L-2-1
Exhibit M.     Form of Representation Letter.............................    M-1
Exhibit N.     Form of Monthly Report....................................    N-1
Exhibit O.     Form of Addition Notice...................................    O-1
Exhibit P.     Form of Subsequent Transfer Instrument....................    P-1
Exhibit Q.     Form of Officer's Certificate (Subsequent Transfer).......    Q-1

         AGREEMENT, dated as of March 1, 1999, between Green Tree Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, as Seller and Servicer (the "Company"), and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee").

         WHEREAS, in the regular course of its business, the Company originates, purchases and services manufactured housing installment sales contracts and installment loan agreements, which contracts provide for installment payments by or on behalf of the owner of the manufactured home and grant security interests in the related manufactured home (or, in certain cases, mortgages or deeds of trust on the real estate to which such manufactured home is deemed permanently affixed);

         WHEREAS, the Company and the Trustee wish to set forth the terms and conditions pursuant to which the "Trust," as hereinafter defined, will acquire the "Contracts," as hereinafter defined, and the Company will manage and service the Contracts;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Company and the Trustee agree as provided herein:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         SECTION 1.01.  General.

         For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this
Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of the Agreement.

         SECTION 1.02.  Specific Terms.

         "Addition Notice" means, with respect to each transfer of Subsequent Contracts to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit O, which shall be given not less than five Business Days prior to the related Subsequent Transfer Date, of the Company's designation of Subsequent Contracts to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Contracts.

         "Additional Contract" means a Contract identified in the List of Contracts delivered pursuant to Section 2.02(a) that is not an Initial Contract.

         "Additional Principal Distribution Amount" means, as to any Remittance Date, the Amount Available remaining after payment of the amounts described in clauses (1) through (11) of Section 8.03(a); provided that such Additional Principal Distribution Amount, when aggregated with all Additional Principal Distribution Amounts distributed on prior Remittance Dates, shall not exceed $11,000,000.

         "Adjusted Amount Available" means, as to any Remittance Date, the sum of the Amount Available and any amount withdrawn from the Capitalized Interest Account or Pre-Funding Account and deposited in the Certificate Account on such Remittance Date.

         "Adjusted Certificate Principal Balance" means, as of any Remittance Date, the sum of the Class A Principal Balance, the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Principal Balance as of that Distribution Date.

         "Advance Payment" means any payment by an Obligor in advance of the related Due Period in which it would be due under such Contract and which payment is not a Principal Prepayment.

         "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and


                                       1-1
policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Pooling and Servicing Agreement, as the same may be amended or supplemented from time to time.

         "Amount Available" means, as to any Remittance Date, an amount equal to

         (a)      the sum of

                  (i) the amount on deposit in the Certificate Account as of the close of business on the last day of the related Due Period,

                  (ii) any amounts required to be deposited in the Certificate Account on the Business Day immediately preceding such Remittance Date pursuant to Section 5.09, and

                  (iii) all collections in respect of principal on the Contracts received after the last day of the related Due Period up to and including the third Business Day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus

         (b) the sum as of the close of business on the Business Day preceding such Remittance Date of

                  (i)      the Amount Held for Future Distribution,

                  (ii) amounts permitted to be withdrawn by the Trustee from the Certificate Account pursuant to clauses (b) -
                           (e), inclusive, of Section 8.02, and

                  (iii) with respect to all Remittance Dates other than the Remittance Date in May 1999, all collections in respect of principal on the Contracts received on or after the first day of the related Due Period up to and including the third Business Day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

         "Amount Held for Future Distribution" means, as to any Remittance Date, the total of the amounts held in the Certificate Account on the last day of the related Due Period on account of Advance Payments in respect of such related Due Period (not including any portion of Advance Payments received during such related Due Period that was distributed on the prior Remittance Date pursuant to clause (vi) of the definition of "Formula Principal Distribution Amount").

         "Applicants" has the meaning assigned in Section 9.06.


                                       1-2

         "Appraised Value" means, with respect to any Manufactured Home, the value of such Manufactured Home as determined by a professional appraiser (who may be an employee of the Company).

         "Assumption Fee" means any assumption or other similar fee paid by the Obligor on a Contract.

         "Authenticating Agent" means any authenticating agent appointed pursuant to Section 9.07.

         "Average Sixty-Day Delinquency Ratio" means the arithmetic average of the Sixty-Day Delinquency Ratios for such Remittance Date and for the two immediately preceding Remittance Dates.

         "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         "Business Day" means any day other than (a) a Saturday or a Sunday, or
(b) another day on which banking institutions in the city in which a Person is taking action hereunder are authorized or obligated by law, executive order or governmental decree to be closed.

         "Capitalized Interest Account" means the account established and maintained pursuant to Section 8.06.

         "Certificates" means the Class A, Class M-1, Class M-2, Class B, Class B-3I, and Class C Certificates, collectively.

         "Certificate Account" means the account established and maintained pursuant to Section 5.05.

         "Certificate Owner" means the person who is the beneficial owner of a Book-Entry Certificate.

         "Certificate Register" means the register maintained pursuant to
Section 9.02.

         "Certificate Registrar" or "Registrar" means the registrar appointed pursuant to Section 9.02.

         "Certificateholder" or "Holder" means the person in whose name a Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Regular Certificate registered in the name of the Company or any Affiliate shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite


                                       1-3

Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or demand, only Regular Certificates which the Trustee knows to be so owned shall be so disregarded.

         "Class," "Class A, " "Class M-1," "Class M-2," "Class B," "Class B-3I" or "Class C" means pertaining to each Class of Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B Certificates, Class B-3I Certificates and/or Class C Certificates, as the case may be.

         "Class A Adjusted Principal Shortfall Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class A Principal Shortfall, Class M-1 Principal Shortfall, Class M-2 Principal Shortfall, Class B-1 Principal Shortfall, and Class B-2 Principal Shortfall exceeds the Overcollateralization Amount (but not less than zero), and (y) the Class A Principal Shortfall.

         "Class A Certificate" means any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates executed and delivered by the Trustee substantially in the form set forth in Exhibit A and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Adjusted Amount Available for such Remittance Date (less any amounts paid to the Servicer pursuant to Section 8.03(a)(1)) and (b) the Class A Formula Distribution Amount for such Remittance Date; provided that after the Class A-6 Cross-over Date and the Class A-7 Crossover Date the Class A Distribution Amount shall be zero.

         "Class A-1 Cross-over Date" means the Remittance Date on which the Class A-1 Principal Balance (after giving effect to the distributions of principal on the Class A-1 Certificates on such Remittance Date) is reduced to zero.

         "Class A-2 Cross-over Date" means the Remittance Date on which the Class A-2 Principal Balance (after giving effect to the distributions of principal on the Class A-2 Certificates on such Remittance Date) is reduced to zero.

         "Class A-3 Cross-over Date" means the Remittance Date on which the Class A-3 Principal Balance (after giving effect to the distributions of principal on the Class A-3 Certificates on such Remittance Date) is reduced to zero.

         "Class A-4 Cross-over Date" means the Remittance Date on which the Class A-4 Principal Balance (after giving effect to the distributions of principal on the Class A-4 Certificates on such Remittance Date) is reduced to zero.


                                       1-4

         "Class A-5 Cross-over Date" means the Remittance Date on which the Class A-5 Principal Balance (after giving effect to the distributions of principal on the Class A-5 Certificates on such Remittance Date) is reduced to zero.

         "Class A-6 Cross-over Date" means the Remittance Date on which the Class A-6 Principal Balance (after giving effect to the distributions of principal on the Class A-6 Certificates on such Remittance Date) is reduced to zero.

         "Class A-7 Cross-over Date" means the Remittance Date on which the Class A-7 Principal Balance (after giving effect to the distributions of principal on the Class A-7 Certificates on such Remittance Date) is reduced to zero.

         "Class A Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at (i) the Class A-1 Remittance Rate on the Class A-1 Principal Balance, (ii) the Class A-2 Remittance Rate on the Class A-2 Principal Balance,
(iii) the Class A-3 Remittance Rate on the Class A-3 Principal Balance, (iv) the Class A-4 Remittance Rate on the Class A-4 Principal Balance, (v) the Class A-5 Remittance Rate on the Class A-5 Principal Balance, (vi) the Class A-6 Remittance Rate on the Class A-6 Principal Balance and (vii) the Class A-7 Remittance Rate on the Class A-7 Principal Balance in each case calculated immediately prior to such Remittance Date, (b) the aggregate Unpaid Class A Interest Shortfall, if any, (c) the Class A Percentage of the Formula Principal Distribution Amount and (d) any Unpaid Class A Principal Shortfall; provided, however, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clauses (c) and (d) shall not exceed the sum of the Original Class A-l Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance, the Original Class A-4 Principal Balance, the Original Class A-5 Principal Balance, the Original Class A-6 Principal Balance and the Original Class A-7 Principal Balance.

         "Class A Interest Distribution Amount" means, as to each Class of Class A Certificates and any Remittance Date, the sum of the amounts specified in clause (a)(i), (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi) and (a)(vii) as
appropriate, of the definition of the term "Class A Formula Distribution Amount" and the Unpaid Class A Interest Shortfall, if any, with respect to such Class.

         "Class A Interest Shortfall" means, as to any Remittance Date and with respect to each Class of Class A Certificates, the amount, if any, by which the amount distributed to Holders of such Class of Class A Certificates on such Remittance Date pursuant to Section 8.03(a)(2) is less than the Class A Interest Distribution Amount for such Class.

         "Class A Percentage" means:

         (i) as to any Remittance Date on or prior to the later of the Class A-6 Cross-over Date and the Class A-7 Cross-over Date, and on which the Class M-1 Distribution Test is not satisfied, 100%,


                                       1-5

         (ii) as to any Remittance Date on which the Class M-1 Distribution Test is satisfied but the Class M-2 Distribution Test and the Class B Distribution Test are not satisfied, a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of the Class A Principal Balance and the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) as of such Remittance Date,

         (iii) as to any Remittance Date on which both the Class M-1 Distribution Test and the Class M-2 Distribution Test are satisfied but the Class B Distribution Test is not satisfied, a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of the Class A Principal Balance, the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any), and the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any) as of such Remittance Date,

         (iv) as to any Remittance Date on which the Class M-1 Distribution Test, the Class M-2 Distribution Test and the Class B Distribution Test are satisfied, a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date and

         (v) as to any Remittance Date after the later of the Class A-6 Cross-over Date and the Class A-7 Cross-over Date, 0%.

         "Class A Principal Balance" means, as to any Remittance Date, the sum of the Class Principal Balances of the Class A Certificates.

         "Class A Principal Deficiency Amount" means, as to any Remittance Date, the amount, if any, by which the Pool Scheduled Principal Balance plus any Pre-Funded Amount is less than the Class A Principal Balance.

         "Class A Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of Class A Certificates on such Remittance Date pursuant to Section 8.03(a)(6)(iii) is less than the Class A Percentage of the Formula Principal Distribution Amount for such Remittance Date.

         "Class A-1 Remittance Rate" means 5.60% per annum.

         "Class A-2 Remittance Rate" means 5.84% per annum.

         "Class A-3 Remittance Rate" means 6.08% per annum.


                                       1-6

         "Class A-4 Remittance Rate" means 6.48% per annum.

         "Class A-5 Remittance Rate" means 6.68% per annum.

         "Class A-6 Remittance Rate" means a floating rate (determined each Due Period on each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 6.92% per annum.

         "Class A-7 Remittance Rate" means 6.44% per annum.

         "Class A-S1 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class A-S2 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class A-S3 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class A-S4 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class A-S5 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class A-S6 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class A-S7 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class B-1 Adjusted Principal Balance" means, as of any Remittance Date, the Class B-1 Principal Balance as of that Remittance Date minus the Class B-1 Liquidation Loss Amount (if any) as of the prior Remittance Date.


                                       1-7

         "Class B-1 Adjusted Principal Shortfall Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class B-1 Principal Shortfall and Class B-2 Principal Shortfall exceeds the Overcollateralization Amount (but not less than zero), and (y) the Class B-1 Principal Shortfall.

         "Class B-2 Adjusted Principal Shortfall Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the Class B-2 Principal Shortfall Amount exceeds the Overcollateralization Amount (but not less than zero), and (y) the Class B-2 Principal Shortfall Amount.

         "Class B Certificate" means any one of the Class B-1 or Class B-2 Certificates executed and delivered by the Trustee substantially in the form set forth in Exhibit C-1 hereto and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class B-1 Cross-over Date" means the Remittance Date on which the Class B-1 Principal Balance (after giving effect to the distributions of principal on the Class B-1 Certificates on such Remittance Date) is reduced to zero.

         "Class B-1 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Adjusted Amount Available less the sum of (i) any amounts paid to the Servicer pursuant to Section 8.03(a)(1), (ii) the Class A Distribution Amount, (iii) the Class M-1 Distribution Amount, and (iv) the Class M-2 Distribution Amount and (b) the Class B-1 Formula Distribution Amount for such Remittance Date; provided that after the Class B-1 Cross-over
Date the Class B-1 Distribution Amount shall be zero.

         "Class B-2 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Remaining Amount Available and (b) the Class B-2 Formula Distribution Amount for such Remittance Date.

         "Class B Distribution Test" means, to be considered "satisfied" for any Remittance Date, that (i) such Remittance Date occurs in or after May 2003; (ii) the Average Sixty-Day Delinquency Ratio for such Remittance Date is less than or equal to 4.50%; (iii) the Cumulative Realized Losses Test for such Remittance Date is satisfied; (iv) the Current Realized Loss Ratio for such Remittance Date is less than or equal to 2.75%; (v) the fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, is equal to or greater than 10.875%; and (vi) the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date is greater than or equal to $22,000,000.

         "Class B-1 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class B-1 Remittance Rate on the Class B-1 Adjusted Principal Balance as of such Remittance Date,


                                       1-8

(b) any Unpaid Class B-1 Interest Shortfall, (c) the Class B Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class B-1 Principal Shortfall, (e) any Class B-1 Liquidation Loss Interest Amount, and (f) any Unpaid Class B-1 Liquidation Loss Interest Shortfall; provided, however, that on the Class M-2 Cross-over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c) and (d) of the term "Class M-2 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the second proviso to such term shall instead be included in clause (c) of this definition; provided, further, that the aggregate of all amounts distributed pursuant to clauses (c) and (d) of this definition shall not exceed the Original Class B-1 Principal Balance.

         "Class B-2 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class B-2 Remittance Rate on the Class B-2 Principal Balance as calculated immediately prior to such Remittance Date, (b) any Unpaid Class B-2 Interest Shortfall, (c) (i) if such Remittance Date is prior to or on the Class B-1 Cross-over Date, zero or (ii) if such Remittance Date is after the Class B-1 Cross-over Date, the Class B Percentage of the Formula Principal Distribution Amount, (d) the Class B-2 Liquidation Loss Amount and (e) any Unpaid Class B-2 Principal Shortfall; provided, however, that on the Class B-1 Cross-over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c) and (d) of the term "Class B-1 Formula Distribution Amount" (assuming a sufficient Remaining Amount Available) but for the operation of the second proviso to such term shall instead be included in clause (c) of this definition; provided, further, that the aggregate of all amounts distributed pursuant to clauses (c), (d) and (e) of this definition shall not exceed the Original Class B-2 Principal Balance.

         "Class B-1 Interest Deficiency Amount" means, as to the Class B-1 Certificates and any Remittance Date, the difference, if any, between (i) the sum of the amounts described in clauses (a), (b), (e) and (f) of the definition of the term "Class B-1 Formula Distribution Amount" and (ii) the amount available for distribution to the Class B-1 Certificateholders pursuant to
Section 8.03(a)(5)(i) and (ii) and Section 8.03(a)(9)(iii) and (iv) on such Remittance Date.

         "Class B-1 Interest Distribution Amount" means, as to any Remittance Date, the amount specified in clause (a) of the definition of "Class B-1 Formula Principal Distribution Amount" plus the Unpaid Class B-1 Interest Shortfall, if any.

         "Class B-1 Interest Shortfall" means, as to any Remittance Date, the difference, if any, between (A) the sum of (i) the amount distributed to Holders of the Class B-1 Certificates on such Remittance Date pursuant to Sections 8.03(a)(5)(i) and (ii), and (ii) any amount distributed to the Holders of the Class B-1 Certificates pursuant to Section 8.03(c) on such Remittance Date, and
(B) the amounts specified in clauses (a) and (b) of the definition of the term "Class B-1 Formula Distribution Amount" for such Remittance Date.

         "Class B-2 Interest Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of Class B-2 Certificates on such Remittance Date pursuant to Sections 8.03(a)(10)(i) and
(ii), together with any Guarantee Payment, is less than the


                                       1-9
sum of the amounts specified in clauses (a) and (b) of the definition of the term "Class B-2 Formula Distribution Amount."

         "Class B-1 Liquidation Loss Amount" means, as of any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates on such Remittance Date) and (y) the Class B-1 Principal Balance (after giving effect to all distributions of principal on the Class B-1 Certificates on such Remittance Date).

         "Class B-2 Liquidation Loss Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates on such Remittance Date, and all other distributions of principal on the Class B-2 Certificates on such Remittance Date) and (y) the Class B-2 Principal Balance.

         "Class B-1 Liquidation Loss Interest Amount" means, as to any Remittance Date, an amount equal to interest (calculated in the manner specified in Section 1.03) at the Class B-1 Remittance Rate on the Class B-1 Liquidation Loss Amount (if any) for the immediately preceding Remittance Date.

         "Class B-1 Liquidation Loss Interest Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of the Class B-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(9)(iii) is less than the Class B-1 Liquidation Loss Interest Amount for such Remittance Date.

         "Class B Percentage" means:

         (i) as to any Remittance Date on which the Class B Distribution Test is not satisfied, and the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not been reduced to zero, 0%,

         (ii) as to any Remittance Date on which the Class B Distribution Test, the Class M-2 Distribution Test and the Class M-1 Distribution Test are satisfied, 100% minus the sum of the Class A Percentage, the Class M-1 Percentage and the Class M-2 Percentage, and

         (iii) as to any Remittance Date after the Class M-2 Cross-over Date, 100%.


                                      1-10

         "Class B Principal Balance" means, as to any Remittance Date, the sum of the Class B-1 Principal Balance and the Class B-2 Principal Balance.

         "Class B-1 Principal Balance" means, as to any Remittance Date, the Original Class B-1 Principal Balance less all amounts previously distributed to Holders of Class B-1 Certificates on account of principal.

         "Class B-2 Principal Balance" means, as to any Remittance Date, the Original Class B-2 Principal Balance less all amounts previously distributed to Holders of Class B-2 Certificates on account of principal (including any Guarantee Payments).

         "Class B-1 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of Class B-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(9)(ii) is less than the amount described in clause (c) of the definition of the term "Class B-1 Formula Distribution Amount."

         "Class B-2 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of Class B-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(10)(iv), together with any Guarantee Payment, is less than the sum of the amounts described in clauses (c) and (d) of the definition of the term "Class B-2 Formula Distribution Amount."

         "Class B-1 Remittance Rate" means a floating rate (determined each Due Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 8.41% per annum.

         "Class B-2 Remittance Rate" means a floating rate (determined each Due Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 8.70% per annum.

         "Class B-3I Certificate" means any one of the Class B-3I Certificates executed and delivered by the Trustee substantially in the form set forth in Exhibit C-2 hereto and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class B-3I Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Remaining Amount Available less the sum of (i) the Class B-2 Distribution Amount, (ii) the Additional Principal Distribution Amount, if any, and (iii) any amounts paid to the Servicer pursuant to Section 8.03(a)(11), and
(b) the Class B-3I Formula Distribution Amount for such Remittance Date.

         "Class B-3I Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) the Excess Interest for such Remittance Date, and (b) any Unpaid Class B-3I Shortfall as of such Remittance Date.


                                      1-11

         "Class B-3I Shortfall" means, as to any Remittance Date, the amount, if any, by which (a) the Class B-3I Formula Distribution Amount for such Remittance Date exceeds (b) the Class B-3I Distribution Amount for such Remittance Date.

         "Class B-S1 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class B-S2 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class C Certificate" means any one of the Class C Subsidiary Certificates or Class C Master Certificates.

         "Class C Certificateholder" means the person in whose name a Class C Certificate is registered on the Certificate Register.

         "Class C Master Certificate" means a Class C Master Certificate executed and delivered by the Trustee substantially in the form of Exhibit K, and evidencing an interest designated as the "residual interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class C Master Distribution Amount" means, as to any Remittance Date, the amount, if any, distributable pursuant to Section 8.03(a)(14).

         "Class C Subsidiary Certificate" means a Class C Subsidiary Certificate executed and delivered by the Trustee substantially in the form of Exhibit J, and evidencing an interest designated as the "residual interest" in the Subsidiary REMIC for purposes of the REMIC Provisions.

         "Class C Subsidiary Distribution Amount" means, as to any Remittance Date, the amounts, if any, distributable pursuant to Section 8.03(b)(6).

         "Class M Certificate" means any one of the Class M-1 or M-2 Certificates executed and delivered by the Trustee.

         "Class M-1 Adjusted Principal Balance" means, as to any Remittance Date, the Class M-1 Principal Balance as of that Remittance Date minus the Class M-1 Liquidation Loss Amount (if any) as of the prior Remittance Date.

         "Class M-2 Adjusted Principal Balance" means, as to any Remittance Date, the Class M-2 Principal Balance as of that Remittance Date minus the Class M-2 Liquidation Loss Amount (if any) as of the prior Remittance Date.


                                      1-12

         "Class M-1 Adjusted Principal Shortfall Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class M-1 Principal Shortfall, Class M-2 Principal Shortfall, Class B-1 Principal Shortfall, and Class B-2 Principal Shortfall exceeds the Overcollateralization Amount (but not less than zero), and (y) the Class M-1 Principal Shortfall.

         "Class M-2 Adjusted Principal Shortfall Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class M-2 Principal Shortfall, Class B-1 Principal Shortfall, and Class B-2 Principal Shortfall exceeds the Overcollateralization Amount (but not less than zero), and (y) the Class M-2 Principal Shortfall.

         "Class M-1 Certificate" means any one of the Class M-1 Certificates executed and delivered by the Trustee substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for the purposes of the REMIC Provisions.

         "Class M-2 Certificate" means any one of the Class M-2 Certificates executed and delivered by the Trustee substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for the purposes of the REMIC Provisions.

         "Class M-1 Cross-over Date" means the Remittance Date on which the Class M-1 Principal Balance (after giving effect to the distributions of principal on the Class M-1 Certificates on such Remittance Date) is reduced to zero.

         "Class M-2 Cross-over Date" means the Remittance Date on which the Class M-2 Principal Balance (after giving effect to the distributions of principal on the Class M-2 Certificates on such Remittance Date) is reduced to zero.

         "Class M-1 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Amount Available less the sum of (i) any amounts paid to the Servicer pursuant to Section 8.03(a)(1) and (ii) the Class A Distribution Amount and (b) the Class M-1 Formula Distribution Amount for such Remittance Date; provided that after the Class M-1 Cross-over Date the Class M-1 Distribution Amount shall be zero.

         "Class M-2 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Amount Available less the sum of (i) any amounts paid to the Servicer pursuant to Section 8.03(a)(1), (ii) the Class A Distribution Amount, and (iii) the Class M-1 Distribution Amount and (b) the Class M-2 Formula Distribution Amount for such Remittance Date; provided that after the Class M-2 Cross-over Date the Class M-2 Distribution Amount shall be zero.

         "Class M-1 Distribution Test" means, to be considered "satisfied" for any Remittance Date, that (i) such Remittance Date occurs in or after May 2003;
(ii) the Average Sixty-Day Delinquency Ratio for such Remittance Date is less than or equal to 4.50%; (iii) the Cumulative Realized Losses Test for such Remittance Date is satisfied; (iv) the Current Realized Loss Ratio for such Remittance Date is less than or equal to 2.75%; and (v) the fraction, expressed as a percentage, the numerator of which is the sum of the Class M-1 Principal Balance, the Class


                                      1-13

M-2 Principal Balance, the Class B Principal Balance and the
Overcollateralization Amount as of such Remittance Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, is equal to or greater than 22.875%.

         "Class M-2 Distribution Test" means, to be considered "satisfied" for any Remittance Date, that (i) such Remittance Date occurs in or after May 2003;
(ii) the Average Sixty-Day Delinquency Ratio for such Remittance Date is less than or equal to 4.50%; (iii) the Cumulative Realized Losses Test for such Remittance Date is satisfied; (iv) the Current Realized Loss Ratio for such Remittance Date is less than or equal to 2.75%; and (v) the fraction, expressed as a percentage, the numerator of which is the sum of the Class M-2 Principal Balance, the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, is equal to or greater than 15.00%.

         "Class M-1 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class M-1 Remittance Rate on the Class M-1 Adjusted Principal Balance as of such Remittance Date, (b) the aggregate Unpaid Class M-1 Interest Shortfall, if any, (c) the Class M-1 Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class M-1 Principal Shortfall, (e) any Class M-1 Liquidation Loss Interest Amount, and (f) any Unpaid Class M-1 Liquidation Loss Interest Shortfall; provided, however, that on the Class A-7 Cross-Over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c) and (d) of the term "Class A Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the proviso to such term shall instead be included in clause
(c) of this definition; provided, further, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clauses (c) and (d) shall not exceed the Original Class M-1 Principal Balance.

         "Class M-2 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) interest (calculated in the manner specified in Section 1.03) at the Class M-2 Remittance Rate on the Class M-2 Adjusted Principal Balance as of such Remittance Date, (b) the aggregate Unpaid Class M-2 Interest Shortfall, if any, (c) the Class M-2 Percentage of the Formula Principal Distribution Amount, (d) any Unpaid Class M-2 Principal Shortfall, (e) any Class M-2 Liquidation Loss Interest Amount, and (f) any Unpaid Class M-2 Liquidation Loss Interest Shortfall; provided, however, that on the Class M-1 Cross-Over Date, the balance of any amounts that would have been distributable on such date pursuant to clauses (c) and (d) of the term "Class M-1 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the proviso to such term shall instead be included in clause (c) of this definition; provided, further, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clauses (c) and (d) shall not exceed the Original Class M-2 Principal Balance.

         "Class M-1 Interest Deficiency Amount" means, as to the Class M-1 Certificates and any Remittance Date, the difference, if any, between (i) the sum of the amounts described in clauses (a), (b), (e) and (f) of the definition of the term "Class M-1 Formula Distribution Amount" and (ii) the amount available for distribution to the Class M-1 Certificateholders pursuant to
Section 8.03(a)(3)(i) and (ii) and Section 8.03(a)(7)(iii) and (iv) on such Remittance Date.


                                      1-14

         "Class M-2 Interest Deficiency Amount" means, as to the Class M-2 Certificates and any Remittance Date, the difference, if any, between (i) the sum of the amounts described in clauses (a), (b), (e) and (f) of the definition of the term "Class M-2 Formula Distribution Amount" and (ii) the amount available for distribution to the Class M-2 Certificateholders pursuant to
Section 8.03(a)(4)(i) and (ii) and Section 8.03(a)(8)(iii) and (iv) on such Remittance Date.

         "Class M-1 Interest Distribution Amount" means, as to any Remittance Date, the amount specified in clause (a) of the definition of the term "Class M-1 Formula Distribution Amount" plus the Unpaid Class M-1 Interest Shortfall, if any.

         "Class M-2 Interest Distribution Amount" means, as to any Remittance Date, the amount specified in clause (a) of the definition of the term "Class M-2 Formula Distribution Amount" plus the Unpaid Class M-2 Interest Shortfall, if any.

         "Class M-1 Interest Shortfall" means, as to any Remittance Date, the difference, if any, between (A) the sum of (i) the amount distributed to Holders of the Class M-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(3)(i) and (ii), and (ii) any amount distributed to the Holders of the Class M-1 Certificates pursuant to Section 8.03(c) on such Remittance Date, and
(B) the Class M-1 Interest Distribution Amount for such Remittance Date.

         "Class M-2 Interest Shortfall" means, as to any Remittance Date, the difference, if any, between (A) the sum of (i) the amount distributed to Holders of the Class M-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(4)(i) and (ii), and (ii) any amount distributed to the Holders of the Class M-2 Certificates pursuant to Section 8.03(c) on such Remittance Date, and
(B) the Class M-2 Interest Distribution Amount for such Remittance Date.

         "Class M-1 Liquidation Loss Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance and the Class M-1 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A and Class M-1 Certificates on such Remittance Date) and (y) the Class M-1 Principal Balance (after giving effect to all distributions of principal on the Class M-1 Certificates on such Remittance Date).

         "Class M-2 Liquidation Loss Amount" means, as to any Remittance Date, the lesser of (x) the amount, if any, by which the sum of the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance for such Remittance Date exceeds the sum of the Pre-Funded Amount plus the Pool Scheduled Principal Balance for such Remittance Date (after giving effect to all distributions of principal on the Class A, Class M-1 and Class M-2 Certificates on such Remittance Date) and (y) the Class M-2 Principal Balance (after giving effect to all distributions of principal on the Class M-2 Certificates on such Remittance Date).

         "Class M-1 Liquidation Loss Interest Amount" means, as to any Remittance Date, an amount equal to interest (calculated in the manner specified in Section 1.03) at the Class M-1


                                      1-15

Remittance Rate on the Class M-1 Liquidation Loss Amount (if any) for the immediately preceding Remittance Date.

         "Class M-2 Liquidation Loss Interest Amount" means, as to any Remittance Date, an amount equal to interest (calculated in the manner specified in Section 1.03) at the Class M-2 Remittance Rate on the Class M-2 Liquidation Loss Amount (if any) for the immediately preceding Remittance Date.

         "Class M-1 Liquidation Loss Interest Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of the Class M-1 Certificates on such Remittance Date pursuant to Section 8.03(a)(7)(iii) is less than the Class M-1 Liquidation Loss Interest Amount for such Remittance Date.

         "Class M-2 Liquidation Loss Interest Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of the Class M-2 Certificates on such Remittance Date pursuant to Section 8.03(a)(8)(iii) is less than the Class M-2 Liquidation Loss Interest Amount for such Remittance Date.

         "Class M-1 Percentage" means:

         (i) as to any Remittance Date prior to the Class A-7 Cross-Over Date and on which the Class M-1 Distribution Test is not satisfied, 0%,

         (ii) as to any Remittance Date on which the Class M-1 Distribution Test is satisfied but the Class M-2 Distribution Test is not satisfied, 100% minus the Class A Percentage,

         (iii) as to any Remittance Date on which both the Class M-1 Distribution Test and the Class M-2 Distribution Test are satisfied but the Class B Distribution Test is not satisfied, a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) as of such Remittance Date, and the denominator of which is the sum of the Class A Principal Balance, the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) and the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any) as of the immediately preceding Remittance Date,

         (iv) as to any Remittance Date on which the Class M-1 Distribution Test, the Class M-2 Distribution Test and the Class B Distribution Test are satisfied, a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance (minus the Unpaid Class M-1 Principal Shortfall, if any) as of such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, and


                                      1-16

         (v) as to any Remittance Date after the Class A-7 Cross-Over Date and on which the Class M-2 Distribution Test and the Class B Distribution Test are not satisfied, 100%.

         "Class M-2 Percentage" means:

         (i) as to any Remittance Date prior to the Class M-1 Cross-Over Date and on which the Class M-2 Distribution Test is not satisfied, 0%,

         (ii) as to any Remittance Date on which the Class M-2 Distribution Test is satisfied but the Class B Distribution Test is not satisfied, 100% minus the sum of the Class A Percentage and the Class M-1 Percentage,

         (iii) as to any Remittance Date on which both the Class M-2 Distribution Test and the Class B Distribution Test are satisfied, a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance (minus the Unpaid Class M-2 Principal Shortfall, if any) as of such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date, and

         (iv) as to any Remittance Date after the Class M-2 Cross-over Date and on which the Class B Distribution Test is not satisfied, 100%.

         "Class M-1 Principal Balance" means, as to any Remittance Date, the Original Class M-1 Principal Balance less all amounts previously distributed to Holders of Class M-1 Certificates on account of principal.

         "Class M-2 Principal Balance" means, as to any Remittance Date, the Original Class M-2 Principal Balance less all amounts previously distributed to Holders of Class M-2 Certificates on account of principal.

         "Class M-1 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of Class M-1 Certificates on such Remittance Date pursuant to Sections 8.03(a)(7)(ii) is less than the Class M-1 Percentage of the Formula Principal Distribution Amount for such Remittance Date.

         "Class M-2 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the amount distributed to Holders of Class M-2 Certificates on such Remittance Date pursuant to Sections 8.03(a)(8)(ii) is less than the Class M-2 Percentage of the Formula Principal Distribution Amount for such Remittance Date.

         "Class M-1 Remittance Rate" means a floating rate (determined each Due Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 6.80% per annum.


                                      1-17

         "Class M-2 Remittance Rate" means a floating rate (determined each Due Period as of each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than 7.21% per annum.

         "Class M-S1 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class M-S2 Interest" means a regular interest in the Subsidiary REMIC which is held as an asset of the Master REMIC and is entitled to monthly distributions as provided in Section 8.03(b).

         "Class Principal Balance" means, as to any Remittance Date and each Class of Certificates, the Original Principal Balance of such Class less all amounts previously distributed to Holders of such Class of Certificates on account of principal.

         "Closing Date" means March 31, 1999.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral Security" means, with respect to any Contract, (i) the security interests granted by or on behalf of the related Obligor with respect thereto, including a first priority perfected security interest in the related Manufactured Home, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Contract, whether pursuant to the agreement giving rise to such Contract or otherwise, together with all financing statements signed by the Obligor describing any collateral securing such Contract, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Contract whether pursuant to the agreement giving rise to such Contract or otherwise, and (iv) all records in respect of such Contract.

         "Computer Tape" means the computer tape generated by the Company which provides information relating to the Contracts and which was used by the Company in selecting the Contracts, and includes the master file and the history file.

         "Contracts" means the manufactured housing installment sales contracts and installment loan agreements, including any Land-and-Home Contracts, described in the List of Contracts and constituting part of the corpus of the Trust, which Contracts are to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cutoff Date, but excluding any rights to receive payments which are due pursuant thereto prior to the applicable Cut-off Date.

         "Contract File" means, as to each Contract, other than a Land-and-Home Contract, (a) the original copy of the Contract, (b) either (i) the original title document for the related Manufactured Home or a duplicate certified by the appropriate governmental authority which


                                      1-18
issued the original thereof or the application for such title document or (ii) if the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of title documents for manufactured housing, other evidence of ownership of the related Manufactured Home which is customarily relied upon in such jurisdiction as evidence of title to a manufactured housing unit, (c) evidence of one or more of the following types of perfection of the security interest in the related Manufactured Home granted by such Contract, as appropriate: (i) notation of such security interest on the title document, (ii) a financing statement meeting the requirements of the UCC, with evidence of recording indicated thereon, or (iii) such other evidence of perfection of a security interest in a manufactured housing unit as is customarily relied upon in the jurisdiction in which the related Manufactured Home is located, (d) the assignment of the Contract from the originator (if other than the Company) to the Company, (e) evidence of any other Collateral Security, including with respect to a Land-in-Lieu Contract, the mortgage or deed of trust, and (f) any extension, modification or waiver agreement(s).

         "Contract Rate" means, with respect to any particular Contract, the rate of interest specified in that Contract and computed on a precomputed basis with an actuarial rebate of unearned interest upon prepayment, provided that the rebate upon prepayment of Contracts originated in California or Oklahoma may be computed on the simple interest method if so required by applicable law or regulations.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.08.


                                      1-19

         "Corresponding Certificate Class" means, with respect to each Class of Uncertificated Subsidiary Interests, as follows:

         Uncertificated Subsidiary Interest     Corresponding Certificate Class
         ----------------------------------     -------------------------------

                    Class A-S1                             Class A-1
                    Class A-S2                             Class A-2
                    Class A-S3                             Class A-3
                    Class A-S4                             Class A-4
                    Class A-S5                             Class A-5
                    Class A-S6                             Class A-6
                    Class A-S7                             Class A-7
                    Class M-S1                             Class M-1
                    Class M-S2                             Class M-2
                    Class B-S1                             Class B-1
                    Class B-S2                             Class B-2

         "Counsel for the Company" means Dorsey & Whitney LLP, or other legal counsel for the Company.

         "Cumulative Realized Losses" means, as to any Remittance Date, the sum of the Realized Losses for that Remittance Date and each preceding Remittance Date since the Cut-off Date.

         "Cumulative Realized Losses Test" means, to be considered "satisfied" for any Remittance Date:

         (i) if such Remittance Date occurs between May 1, 2003 and April 30, 2004, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 5.5% of the Cut-off Date Pool Principal Balance;

         (ii) if such Remittance Date occurs between May 1, 2004 and April 30, 2005, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 7.0% of the Cut-off Date Pool Principal Balance;

         (iii) if such Remittance Date occurs between May 1, 2005 and April 30, 2006, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 9.0% of the Cut-off Date Pool Principal Balance; and


                                      1-20

         (iv) if such Remittance Date occurs on or after April 1, 2006, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to 10.5% of the Cut-off Date Pool Principal Balance.

         "Current Realized Loss Ratio" means, as to any Remittance Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses for such Remittance Date and each of the two immediately preceding Remittance Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance as of the third preceding Remittance Date and the Pool Scheduled Principal Balance as of such Remittance Date.

         "Custodian" means at any time the Trustee or a financial institution organized under the laws of the United States or any State, which is subject to supervision and examination by Federal or State authorities and which is not the Company or an Affiliate of the Company, that is acting at such time as Custodian of the Land-and-Home Contract Files pursuant to Section 4.01.

         "Cut-off Date" means with respect to a portion of the Initial Contracts, March 1, 1999 (or the date of origination of the Contract, if later), and for the remainder of the Initial Contracts, March 16, 1999 (or the date of origination of the Contract, if later), and for the Additional Contracts, April 1, 1999.

         "Cut-off Date Pool Principal Balance" means the aggregate of the Cut-off Date Principal Balances of the Contracts. With respect to any Staged-Funding Contract, the Cut-off Date Principal Balance means the principal amount stated on such Contract.

         "Cut-off Date Principal Balance" means, as to any Contract, the unpaid principal balance thereof at the Cut-off Date, or Subsequent Cut-off Date if a Subsequent Contract, after giving effect to all installments of principal due prior thereto.

         "Defaulted Contract" means a Contract with respect to which the Servicer commenced repossession or foreclosure procedures, made a sale of such Contract to a third party for repossession, foreclosure or other enforcement, or as to which there was a payment delinquent 180 or more days (excluding any Contract deemed delinquent solely because the Obligor's required monthly payment was reduced as a result of bankruptcy or similar proceedings).

         "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is CEDE & CO., as the registered Holder of:

         (i) one Certificate evidencing $78,000,000 in initial aggregate principal balance of the Class A-1 Certificates,

         (ii) one Certificate evidencing $48,000,000 in initial aggregate principal balance of the Class A-2 Certificates,


                                      1-21

         (iii) one Certificate evidencing $85,000,000 in initial aggregate principal balance of the Class A-3 Certificates,

         (iv) one Certificate evidencing $33,500,000 in initial aggregate principal balance of Class A-4 Certificates,

         (v) one Certificate evidencing $40,750,000 in initial aggregate principal balance of Class A-5 Certificates,

         (vi) one Certificate evidencing $47,000,000 in initial aggregate principal balance of Class A-6 Certificates,

         (vii) three Certificates evidencing $600,000,000 in initial aggregate principal balance of Class A-7 Certificates,

         (ix) one Certificate evidencing $57,750,000 in initial aggregate principal balance of the Class M-1 Certificates,

         (x) one Certificate evidencing $30,250,000 in initial aggregate principal balance of the Class M-2 Certificates, and

         (xi) one Certificate evidencing $44,000,000 in initial aggregate principal balance of the Class B-1 Certificates,

and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in the Uniform Commercial Code of the State of New York.

         "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date" means the third Business Day preceding each Remittance Date during the term of this Agreement.

         "Disqualified Organization" has the meaning assigned in Section 9.02(b)(3).

         "Due Date" means, as to any Contract, the date of the month on which the scheduled monthly payment for such Contract is due.

         "Due Period" means with respect to any Remittance Date other than the Remittance Date in May 1999, the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date, and with respect to the Remittance Date in May 1999, the period from and including the Cut-off Date for the related Contract to and including April 14, 1999.


                                      1-22

         "Electronic Ledger" means the electronic master record of installment sale contracts of the Company.

         "Eligible Account" means, at any time, an account which is any of the following: (i) an account maintained with an Eligible Institution; (ii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus (or, if such depository institution or trust company is a subsidiary of a bank holding company system, the bank holding company shall have capital and surplus) of not less than $50,000,000 and the securities of such depository institution or trust company (or, if such depository institution or trust company is a subsidiary of a bank holding company system and such depository institution's or trust company's securities are not rated, the securities of the bank holding company) shall have a credit rating from each of Moody's (if rated by Moody's), Standard & Poor's (if rated by Standard & Poor's) and Fitch (if rated by Fitch) in one of its generic credit rating categories which signifies investment grade; or (iii) an account that will not cause Standard & Poor's and Fitch to downgrade or withdraw their then-current ratings assigned to the Certificates, as confirmed in writing by Standard & Poor's and Fitch.

         "Eligible Institution" means any depository institution (which may be the Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund (currently administered by the Federal Deposit Insurance Corporation), which is subject to supervision and examination by federal or state authorities and whose short-term deposits have been rated P-1 by Moody's (if rated by Moody's), A-1+ by Standard & Poor's (if rated by Standard & Poor's) and F-1 by Fitch (if rated by Fitch), or whose unsecured long-term debt has been rated in one of the two highest rating categories by Moody's, Standard & Poor's (not lower than AA) and Fitch (if rated by Fitch) in the case of unsecured long-term debt.

         "Eligible Investments" has the meaning assigned in Section 5.05(b).

         "Eligible Servicer" means the Company or any Person qualified to act as Servicer of the Contracts under applicable federal and state laws and regulations, which Person services not less than an aggregate of $100,000,000 in outstanding principal amount of manufactured housing conditional sales contracts and installment loan agreements and, so long as any FHA/VA Contract is outstanding, which Person is qualified under FHA/VA Regulations to act as a servicer of all such FHA/VA Contracts.

         "Eligible Substitute Contract" means, as to any Replaced Contract for which such Eligible Substitute Contract is being substituted pursuant to Section 3.05(b), a Contract that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date or the Closing Date) in Section
3.02 and does not cause any of the representations and warranties in Section 3.03, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the


                                      1-23

Scheduled Principal Balance of such Replaced Contract, (c) has a Contract Rate that is at least equal to the Contract Rate of such Replaced Contract, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract, and (e) is a Land-and-Home Contract if the Replaced Contract is a Land-and-Home Contract and is otherwise secured by a Manufactured Home that is similar in type and value to the collateral serving the Replaced Contract. If more than one Contract is being substituted pursuant to Section 3.05(b) for more than one Replaced Contract on a particular date, then the conditions specified above shall be applied to the Contracts being substituted, in the aggregate, and the Replaced Contracts, in the aggregate.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Errors and Omissions Protection Policy" means the employee errors and omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Contracts comprising a portion of the corpus of the Trust.

         "Event of Termination" has the meaning assigned in Section 7.01.

         "Excess Interest" means, as to any Remittance Date, the sum of (a) interest accrued on the Class A-S1 Subsidiary Interest Principal Balance as of such Remittance Date at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-1 Remittance Rate, (b) interest accrued on the Class A-S2 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-2 Remittance Rate, (c) interest accrued on the Class A-S3 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-3 Remittance Rate, (d) interest accrued on the Class A-S4 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-4 Remittance Rate, (e) interest accrued on the Class A-S5 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-5 Remittance Rate, (f) interest accrued on the Class A-S6 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-6 Remittance Rate, (g) interest accrued on the Class A-S7 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class A-7 Remittance Rate, (h) interest accrued on the Class M-S1 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class M-1 Remittance Rate, (i) interest accrued on the Class M-S2 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class M-2 Remittance Rate, (j) interest accrued on the Class B-S1 Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class B-1 Remittance Rate, and (k) interest accrued on the Class B-S2


                                      1-24

Subsidiary Interest Principal Balance at a rate per annum equal to the difference between the Weighted Average Contract Rate as of such Remittance Date and the Class B-2 Remittance Rate.

         "FHA/VA Contract" means a Contract that, at its origination, was insured by the Federal Housing Administration or partially guaranteed by the Veterans Administration.

         "FHA/VA Regulations" means, as to any FHA/VA Contract, the contractual agreements and regulations of the Federal Housing Administration or the Veterans Administration, as the case may be, providing or governing the terms of the insurance for such Contract by the Federal Housing Administration or the partial guarantee for such Contract by the Veterans Administration, as the case may be.

         "Fidelity Bond" means the fidelity bond maintained by the Servicer or any similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Contracts comprising a portion of the corpus of the Trust.

         "Final Remittance Date" means the Remittance Date on which the final distribution in respect of the Certificates will be made pursuant to Section 12.03.

         "Fitch" means Fitch IBCA, Inc., or any successor thereto; provided that if Fitch does not then have a rating outstanding on any of the Class A, Class M-1, Class M-2 or Class B Certificates, then references herein to "Fitch" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Fitch shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

         "Formula Principal Distribution Amount" means, as of any Remittance Date, the sum of:

         (i) all scheduled payments of principal due on each outstanding Contract during the related Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments and any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period, or by reason of any other waiver modification or extension granted by the Servicer in accordance with Section 5.06); plus

         (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the related Due Period; plus

         (iii) the aggregate Scheduled Principal Balance of all Contracts that became Liquidated Contracts during the related Due Period plus the amount of any reduction in principal balance of any Contract during the related Due Period pursuant to bankruptcy proceedings involving the related Obligor; plus


                                      1-25

         (iv) the aggregate Scheduled Principal Balance of all Contracts repurchased during the related Due Period pursuant to Section 3.05; plus

         (v) with respect to the Remittance Date in June 1999, the Unfunded Contract Shortfall, if any; plus

         (vi) without duplication of the foregoing, all collections in respect of principal on the Contracts received after the last day of the related Due Period up to and including the third Business Day prior to such Remittance Date (but in no event later than the 25th day of the month in which such Remittance Date occurs); minus

         (vii) with respect to all Remittance Dates other than the Remittance Date in May 1999, the amount, if any, included in the Formula Principal Distribution Amount for the preceding Remittance Date by virtue of clause (vi) of the definition of Formula Principal Distribution Amount; plus

         (viii)   on the Post Funding Remittance Date, the Pre-Funded Amount;
                  minus

         (ix) any amount paid by Green Tree on the previous Remittance Date pursuant to Section 8.04 in respect of a Class B-2 Liquidation Loss Amount.

         "Funding Termination Date" means the Business Day immediately preceding the Remittance Date occurring in the calendar month that is the third calendar month following the calendar month of the Closing Date, or May 31, 1999.

         "Guarantee Payment" means, the amount, if any, by which (A) the Class B-2 Formula Distribution Amount for such Remittance Date exceeds (B) the Remaining Amount Available.

         "Hazard Insurance Policy" means, with respect to each Contract, the policy of fire and extended coverage insurance (and federal flood insurance, if the Manufactured Home is secured by an FHA/VA Contract and such Manufactured Home is located in a federally designated special flood area) required to be maintained for the related Manufactured Home, as provided in Section 5.09, and which, as provided in said Section 5.09, may be a blanket mortgage impairment policy maintained by the Servicer in accordance with the terms and conditions of said Section 5.09.

         "Independent" means, when used with respect to any specified Person, Dorsey & Whitney LLP or any Person who (i) is in fact independent of the Company and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Servicer or in an Affiliate of either and (iii) is not connected with the Company or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.


                                      1-26

         "Initial Contracts" means certain Contracts identified in the List of Contracts delivered pursuant to Section 2.02(a), all of which were originated on or before February 20, 1999, and which have an aggregate principal balance as of the Cut-off Date of approximately $625,594,156.59.

         "Insurance Proceeds" means proceeds paid by any insurer pursuant to any insurance policy or contract or any FHA/VA Contract.

         "Land-and-Home Contract" means a Contract that is secured by a Mortgage on real estate on which the related Manufactured Home is situated, and which Manufactured Home is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

         "Land-and-Home Contract File" means, as to each Land-and-Home Contract,
(a) the original copy of the Land-and-Home Contract; (b) the original related Mortgage with evidence of recording thereon (or, if the original Mortgage has not yet been returned by the applicable recording office, a copy thereof, certified by such recording office, which will be replaced by the original Mortgage when it is so returned) and any title document for the related Manufactured Home; (c) the assignment of the Land-and-Home Contract from the originator (if other than the Company) to the Company; (d) if such Land-and-Home Contract was originated by the Company, an endorsement of such Land-and-Home Contract by the Company; and (e) any extension, modification or waiver agreement(s).

         "Land-in-Lieu Contract" means a Contract that is secured by (i) a security interest in a Manufactured Home and (ii) a mortgage or deed of trust on real estate on which such Manufactured Home is situated, but such Manufactured Home is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

         "Limited Guarantee" means the obligation of the Company to make Guarantee Payments pursuant to Section 8.04.

         "Liquidated Contract" means any defaulted Contract as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home and, in the case of Land-and-Home Contracts, Mortgaged Property, have been realized upon and disposed of and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

         "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home and, in the case of Land-and-Home Contracts, Mortgaged Property, are disposed of, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.


                                      1-27

         "Liquidation Proceeds" means cash (including Insurance Proceeds) received in connection with the liquidation of defaulted Contracts, whether through repossession, foreclosure sale or otherwise, including any rental income realized from the repossessed Manufactured Home.

         "List of Contracts" means the lists identifying each Contract constituting part of the corpus of the Trust, and which lists are either delivered pursuant to Section 2.02(a) of this Agreement or attached to a Subsequent Transfer Instrument as Exhibit A, as such lists may be amended from time to time pursuant to Section 3.05(b) to add Eligible Substitute Contracts and delete Replaced Contracts. Each List of Contracts shall set forth as to each Contract identified on it (i) the Cut-off Date Principal Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and
(iv) the maturity date.

         "Loan-to-Value Ratio" means, (a) with respect to any Contract other than a Land-in-Lieu Contract, one minus a fraction, the numerator of which is the total amount down (which may include both cash (plus, in certain cases, fees and insurance premiums financed, but not buydown points) and, for certain Contracts, the amount of any equity in land on which a lien has been granted) and the denominator of which is the sum of the original principal amount and such amount down, and (b) with respect to Land-in-Lieu Contracts, one minus a fraction, the numerator of which is the appraised value of land and the denominator of which is the original principal amount.

         "Manufactured Home" means a unit of manufactured housing, including all accessions thereto, securing the indebtedness of the Obligor under the related Contract.

         "Master Certificates" means all of the Certificates other than the Class C Subsidiary Certificates.

         "Master REMIC" means one of the two separate REMICs comprising the corpus of the Trust created by this Agreement, the assets of which shall consist of the Uncertificated Subsidiary Interests and the Limited Guarantee.

         "Maturity Date" means, as to any Certificate, other than a Class C Certificate, and as to any Uncertificated Subsidiary Interest, the latest possible maturity date for purposes of complying with the REMIC Provisions governing "regular interests." The Maturity Dates for such Certificates and Uncertificated Subsidiary Interests are set forth in Sections 2.05 (b) and (c).

         "Monthly Report" has the meaning assigned in Section 6.01.

         "Monthly Servicing Fee" means, as of any Remittance Date, one-twelfth of the product of 0.50% and the Pool Scheduled Principal Balance for the immediately preceding Remittance Date (or, with respect to the first Remittance Date, the Cut-off Date Pool Principal Balance as of the Closing Date).


                                      1-28

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto; provided that, if Moody's provided a rating on any of the Certificates, as required by Section 2.02, and does not as of any subsequent date have a rating outstanding on any of the Class A, Class M-1, Class M-2 or Class B Certificates, then references herein to "Moody's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Moody's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

         "Mortgage" means the mortgage, deed of trust, security deed or similar evidence of lien, creating a first lien on an estate in fee simple in the real property securing a Land-and-Home Contract.

         "Mortgaged Property" means the property subject to the lien of a Mortgage.

         "Net Liquidation Loss" means, as to a Liquidated Contract, the amount, if any, by which (a) the outstanding principal balance of such Liquidated Contract plus accrued and unpaid interest thereon to the date on which such Liquidated Contract became a Liquidated Contract exceeds (b) the Net Liquidation Proceeds for such Liquidated Contract.

         "Net Liquidation Proceeds" means, as to a Liquidated Contract, all Liquidation Proceeds received on or prior to the last day of the month in which such Contract became a Liquidated Contract, net of Liquidation Expenses.

         "NRSRO" means any nationally recognized statistical rating organization.

         "Obligor" means each Person who is indebted under a Contract.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President of the Company and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may, except as expressly provided herein, be salaried counsel for the Company, acceptable to the Trustee and the Company, provided that any opinion of counsel relating to the qualification of the Subsidiary REMIC or the Master REMIC as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

         "Original Class A Principal Balance" means the sum of the Original Principal Balances of the Class A Certificates.

         "Original Principal Balance" means as to each Class of Master Certificates, the amount set forth with respect to such Class in Section 2.05(b).


                                      1-29

         "Overcollateralization Amount" means, as of any Remittance Date, the amount by which the aggregate outstanding Principal Balance of the Certificates for such Remittance Date is less than the Pool Scheduled Principal Balance for the immediately preceding Remittance Date.

         "Partial Principal Prepayment" means (a) any Principal Prepayment other than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to the provision in Section 3.05(a) or pursuant to
Section 3.05(b).

         "Paying Agent" has the meaning assigned in Section 8.01(c).

         "Percentage Interest" means, as to any Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to, in the case of the Class A, Class M-1, Class M-2, and Class B Certificates, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by the Original Principal Balance of the related Class; and in the case of the Class B-3I, Class C Subsidiary Certificate and Class C Certificates, the percentage specified on the face of such Certificate. The aggregate Percentage Interests for each Class of Certificates shall equal 100%, respectively.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" has the meaning assigned in Section 9.02(b)(2).

         "Pool Factor" means, at any time, the percentage derived from a fraction, the numerator of which is the aggregate Principal Balance of each Class of Certificates at such time and the denominator of which is the Cut-off Date Pool Principal Balance.

         "Pool Scheduled Principal Balance" means, as of any Remittance Date, the aggregate Scheduled Principal Balance of all Contracts that were outstanding during the related Due Period.

         "Post-Funding Remittance Date" means the Remittance Date on, or the first Remittance Date after, the last day of the Pre-Funding Period.

         "Pre-Funded Amount" means with respect to any date of determination, the amount then on deposit in the Pre-Funding Account, after giving effect to any sale of Subsequent Contracts to the Trust on such date, excluding any investment earnings.

         "Pre-Funding Account" means the account so designated, established and maintained pursuant to Section 8.07.

         "Pre-Funding Period" means the period beginning on the Closing Date and ending on the earliest of (a) the date on which the amount on deposit in the Pre-Funding Account is less than


                                      1-30

$10,000, (b) the Funding Termination Date or (c) the date on which an Event of Termination occurs.

         "Pre-Funding Subaccount" means the subaccount, if any, so designated, established and maintained pursuant to Section 8.07.

         "Principal Prepayment" means a payment or other recovery of principal on a Contract (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a Partial Principal Prepayment, upon the next scheduled payment date on such Contract) to reduce the outstanding principal amount due on such Contract prior to the date or dates on which such principal amount is due.

         "Principal Prepayment in Full" means any Principal Prepayment of the entire principal balance of a Contract.

         "Ratings Adjustment Date" has the meaning assigned in Section 3.07.

         "Realized Losses" means, as to any Remittance Date, the aggregate Net Liquidation Losses of all Contracts that became Liquidated Contracts during the immediately preceding month.

         "Record Date" means the Business Day immediately preceding the related Remittance Date.

         "Regular Certificate" means a Class A, Class M-1, Class M-2, Class B or Class B-3I Certificate.

         "Remaining Amount Available" means, as to any Remittance Date, the Amount Available less the sum of (i) any amounts paid to the Servicer pursuant to Section 8.03(a)(1), (ii) the Class A Distribution Amount, (iii) the Class M-1 Distribution Amount, (iv) the Class M-2 Distribution Amount and (v) the Class B-1 Distribution Amount.

         "REMIC" means a "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

         "REMIC Provisions" means the provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         "Remittance Date" means the first day of each month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing on May 3, 1999.


                                      1-31

         "Remittance Rate" means with respect to each Class of Certificates, the rate set forth for such Class in Section 2.05(b).

         "Replaced Contract" has the meaning assigned in Section 3.05(b).

         "Repurchase Price" means, with respect to a Contract to be repurchased pursuant to Section 3.05, an amount equal to (a) the remaining principal amount outstanding on such Contract (or, with respect to an Unfunded Contract being repurchased pursuant to Section 3.05(c), the Cut-off Date Principal Balance of such Unfunded Contract), plus (b) interest at the Contract Rate on such Contract from the end of the Due Period with respect to which the Obligor last made a payment through the end of the immediately preceding Due Period.

         "Responsible Officer" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

         "Scheduled Principal Balance" means, as to any Contract and any Remittance Date, or the Cut-off Date or the Subsequent Cut-off Date, as applicable, the principal balance of such Contract as of the Due Date in the related Due Period or as of the Due Date immediately preceding the Cut-off Date or the Subsequent Cut-off Date, as applicable, as the case may be, as specified in the amortization schedule at the time relating thereto (after any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor.

         "Servicer" means the Company until any Service Transfer hereunder and thereafter means the new servicer appointed pursuant to Article VII.

         "Service Transfer" has the meaning assigned in Section 7.02.

         "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Company, as the same may be amended from time to time.

         "Sixty-Day Delinquency Ratio" means, as to any Remittance Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Contracts that were delinquent 60 days or more as of the end of the related Due Period (including


                                      1-32

Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Scheduled Principal Balance as of such Remittance Date.

         "Staged-Funding Contract" means an Initial Contract with respect to which the Company has agreed to make multiple disbursements (up to the related Cut-off Date Principal Balance) with respect to the purchase of the related Manufactured Home and improvement of the related real estate, but not all such disbursements have been made as of the Closing Date.

         "Staged-Funding Contract Reserve Account" means the account established and maintained pursuant to Section 3.07.

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto; provided that if Standard & Poor's does not then have a rating outstanding on any of the Class A, Class M-1, Class M-2 or Class B Certificates, then references herein to "Standard & Poor's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Standard & Poor's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

         "Step-up Rate Contract" means any Contract bearing interest during an initial period or periods at a fixed rate or fixed rates that are lower than the fixed rate borne thereafter.

         "Subsequent Contract" means a Contract sold by the Company to the Trust pursuant to Section 2.03, such Contract being identified on Exhibit A attached to a Subsequent Transfer Instrument.

         "Subsequent Cut-off Date" means, with respect to a Subsequent Contract, the first day of the calendar month immediately following the related Subsequent Transfer Date.

         "Subsequent Transfer Date" means, with respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Contracts are sold to the Trust.

         "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Company substantially in the form of Exhibit P, by which the Company sells Subsequent Contracts to the Trust.

         "Subsidiary Interest Principal Balance" means, with respect to each Class of Uncertificated Subsidiary Interests, the Principal Balance of the Corresponding Certificate Class.

         "Subsidiary Interest Shortfall" means, with respect to each Class of Uncertificated Subsidiary Interests and any Remittance Date, the amount, if any, by which the amount distributed on such Class on such Remittance Date pursuant to Section 8.03(b)(5) is less than the amount specified in Section 8.03(b)(5).


                                      1-33

         "Subsidiary REMIC" means one of the two separate REMICs comprising the corpus of the Trust created by this Agreement, the assets of which shall consist of (a) all the rights, benefits, and obligations arising from and in connection with each Contract and any related Mortgage, (b) all rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract and proceeds from the Errors and Omissions Protection Policy and any blanket hazard policy to the extent such proceeds relate to any Manufactured Home, (c) all rights under any FHA/VA Regulation pertaining to any FHA/VA Contract, (d) all remittances, deposits and payments made into the Certificate Account and amounts in the Certificate Account (other than payments on the Subsidiary Interests and any Guarantee Payments), (e) all proceeds in any way derived from any of the foregoing items, and (f) all documents contained in the Contract Files or the Land-and-Home Contract Files.

         "Trust" means the trust created by this Agreement, the corpus of which consists of (a) all the rights, benefits, and obligations arising from and in connection with each Contract and any related Mortgage, (b) all rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract and proceeds from the Errors and Omissions Protection Policy and any blanket hazard policy to the extent such proceeds relate to any Manufactured Home, (c) all rights under any FHA/VA Regulation pertaining to any FHA/VA Contract, (d) all remittances, deposits and payments made into the Certificate Account and amounts in the Certificate Account, (e) all proceeds in any way derived from any of the foregoing items,
(f) all documents contained in the Contract Files or the Land-and-Home Contract Files, together with the assignments of mortgage described in Section 2.02(i),
(g) the Limited Guarantee for the benefit of the Class B-2 Certificateholders, if any, (h) the obligations and related demand note of the Company delivered pursuant to Section 3.05(c) and the related Staged-Funding Contract Reserve Account, if any, (i) the Capitalized Interest Account and (j) the Pre-Funding Account.

         "Uncertificated Subsidiary Interests" means the Class A-S1, A-S2, A-S3, A-S4, A-S5, A-S6, A-S7, M-S1, M-S2, B-S1 and B-S2 Interests, collectively.

         "Undelivered Contract" means as of any date of determination an Initial Contract identified, on the exception report attached to the Acknowledgement delivered by the Trustee under Section 2.04, as a Land-and-Home Contract as to which the Trustee did not receive the related Contract File as of the Closing Date and has not received the related Land-and-Home Contract File and remitted payment to the Company pursuant to Section 8.07(d).

         "Undelivered Contract Subaccount" means the subaccount so designated and established and maintained pursuant to Section 8.07.

         "Underwriters" means Lehman Brothers Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         "Unfunded Contract" has the meaning specified in Section 3.05(c).

         "Unfunded Contract Shortfall" has the meaning specified in Section 3.05(c).


                                      1-34

         "Unpaid Class A Interest Shortfall" means, as to each Class of Class A Certificates and any Remittance Date, the amount, if any, of the Class A Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the related Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class A Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the aggregate of the Class A Adjusted Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class A Certificates pursuant to Section 8.03(a)(6)(ii).

         "Unpaid Class B-1 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class B-1 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-1 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class B-2 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class B-2 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-2 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class B-1 Liquidation Loss Interest Shortfall" means, as to any Remittance Date, the sum of (i) the amount, if any, of the remainder of (x) the Class B-1 Liquidation Loss Interest Amount, if any, for the immediately prior Remittance Date, plus (y) the Unpaid Class B-1 Liquidation Loss Interest Shortfall determined as of such immediately prior Remittance Date, minus (z) all amounts distributed to the Holders of the Class B-1 Certificates on account of any Unpaid Class B-1 Liquidation Loss Interest Shortfall pursuant to Section 8.03(a)(9)(iv) on such immediately prior Remittance Date, plus (ii) accrued interest (to the extent payment thereof is legally permissible) at the Class B-1 Remittance Rate on the amount specified in clause (i) from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class B-1 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the aggregate of the Class B-1 Adjusted Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class B-1 Certificates pursuant to Section 8.03(a)(9)(i).

         "Unpaid Class B-2 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the aggregate of the Class B-2 Adjusted Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class B-2 Certificates pursuant to Section 8.03(a)(10)(iii), together with any Guarantee Payments allocable to principal.


                                      1-35

         "Unpaid Class B-3I Shortfall" means, as to any Remittance Date, the amount, if any, by which the aggregate of the Class B-3I Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class B-3I Certificates pursuant to Section 8.03(a)(12) in respect of any Unpaid Class B-3I Shortfall.

         "Unpaid Class M-1 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class M-1 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class M-1 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class M-2 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class M-2 Interest Shortfall for the prior Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class M-2 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class M-1 Liquidation Loss Interest Shortfall" means, as to any Remittance Date, the sum of (i) the amount, if any, of the remainder of (x) the Class M-1 Liquidation Loss Interest Amount, if any, for the immediately prior Remittance Date, plus (y) the Unpaid Class M-1 Liquidation Loss Interest Shortfall determined as of such immediately prior Remittance Date, minus (z) all amounts distributed to the Holders of the Class M-1 Certificates on account of any Unpaid Class M-1 Liquidation Loss Interest Shortfall pursuant to Section 8.03(a)(7)(iv) on such immediately prior Remittance Date, plus (ii) accrued interest (to the extent payment thereof is legally permissible) at the Class M-1 Remittance Rate on the amount specified in clause (i) from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class M-2 Liquidation Loss Interest Shortfall" means, as to any Remittance Date, the sum of (i) the amount, if any, of the remainder of (x) the Class M-2 Liquidation Loss Interest Amount, if any, for the immediately prior Remittance Date, plus (y) the Unpaid Class M-2 Liquidation Loss Interest Shortfall determined as of such immediately prior Remittance Date, minus (z) all amounts distributed to the Holders of the Class M-2 Certificates on account of any Unpaid Class M-2 Liquidation Loss Interest Shortfall pursuant to Section 8.03(a)(8)(iv) on such immediately prior Remittance Date, plus (ii) accrued interest (to the extent payment thereof is legally permissible) at the Class M-2 Remittance Rate on the amount specified in clause (i) from such prior Remittance Date to such current Remittance Date (calculated in the manner specified in Section 1.03).

         "Unpaid Class M-1 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the aggregate of the Class M-1 Adjusted Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class M-1 Certificates pursuant to Section 8.03(a)(7)(i).


                                      1-36

         "Unpaid Class M-2 Principal Shortfall" means, as to any Remittance Date, the amount, if any, by which the aggregate of the Class M-2 Adjusted Principal Shortfalls for prior Remittance Dates is in excess of the amounts distributed on prior Remittance Dates to Holders of Class M-2 Certificates pursuant to Section 8.03(a)(8)(i).

         "Unpaid Subsidiary Interest Shortfall" means, as to any Remittance Date and any Class of Uncertificated Subsidiary Interests, the amount, if any, of the Subsidiary Interest Shortfall for the prior Remittance Date with respect to such Class, plus accrued interest (to the extent payment thereof is legally permissible) at 1/12th of the Weighted Average Contract Rate on the amount thereof from such prior Remittance Date to such current Remittance Date.

         "Weighted Average Contract Rate" means, as to any Remittance Date, the weighted average (determined by Scheduled Principal Balance) of the Contract Rates of all Contracts that were outstanding during the prior related Due Period.

         SECTION 1.03.  Calculations.

                  All calculations of the amount of interest accrued on the Certificates with respect to any Remittance Date shall be determined as follows:

                  a. with respect to the Class A-1, A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class B and Class B-3I Certificates and the Remittance Date in May 1999, interest shall accrue from and including the Closing Date to but excluding May 1, 1999, and shall be calculated on the basis of a 360-day year of twelve 30-day months; and

                  d. with respect to the Class A-1, A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class B and Class B-3I Certificates and any subsequent Remittance Date, one month's interest shall accrue, calculated on the basis of a 360-day year of twelve 30-day months.


                                      1-37

                                   ARTICLE II

                  ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS
                  ---------------------------------------------

         SECTION 2.01.  Closing.

         a. There is hereby created, by the Company as settlor, a separate trust which shall be known as Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2. By the execution and delivery of this Agreement, the Company has agreed that it will elect or will cause an election to be made to treat the pool of assets comprising each of the Subsidiary REMIC and the Master REMIC, excluding the Staged-Funding Contract Reserve Account, the obligation and related demand note of the Company pursuant to Section 3.05(c), the Capitalized Interest Account and the Pre-Funding Account, as a REMIC. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders.

         b. The Company hereby transfers, assigns, delivers, sells, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution of an assignment substantially in the form of Exhibit D hereto, (1) all the right, title and interest of the Company in and to the Initial and Additional Contracts, including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Initial and Additional Contracts (other than the principal and interest due on the Contracts before the applicable Cut-off Date), (2) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing an Initial and Additional Contract for the benefit of the creditor of such Contract, (3) all rights under all FHA/VA Regulations pertaining to any Initial and Additional Contract that is an FHA/VA Contract, (4) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (5) all documents contained in the Contract Files and the Land-and-Home Contract Files relating to the Initial and Additional Contracts, (6) $9,561,978.27 paid by the underwriters of the Certificates to the Trustee by order of the Company out of the proceeds of the sale of the Certificates (which such underwriters shall, by order of the Trust, remit directly to the Company pursuant to Section 2.01(c)),
(7) amounts on deposit in the Capitalized Interest Account, (8) amounts on deposit in the Pre-Funding Account and (9) all proceeds and products in any way derived from any of the foregoing.

         c. The Company hereby acknowledges receipt from the Trust of $9,561,978.27 paid to the Company by the underwriters of the Certificates by order of the Trust, equal to the difference between the aggregate Cut-off Date Principal Balances of the Staged-Funding Contracts and the principal balance of the Staged-Funding Contracts as of the Closing Date. The Company agrees, in consideration for such funds, that it will use its best efforts (consistent with prudent lending practices) to cause each Staged-Funding Contract to be fully disbursed on or before the Funding Termination Date. The additional payment obligations of any Obligor attributable to any further disbursements on any Staged-Funding Contract made on or before the Funding Termination Date shall automatically become the property of the Trust, without further action by the Company or the Trust. The payment to the Company by the Trust and the transfer


                                       2-1
of additional obligations to the Trust pursuant to this Section 2.01(c) shall be a purchase by the Trust of qualified mortgages pursuant to a fixed price contract within the meaning of Section 860G(a)(3) of the Code.

         d. Although the parties intend that the conveyance of the Company's right, title and interest in and to the Contracts and the Collateral Security pursuant to this Agreement and each Subsequent Transfer Instrument shall constitute a purchase and sale and not a pledge of security for loans from the Certificateholders, it is the intent of this Agreement that if such conveyances are deemed to be a pledge of security for loans from the Certificateholders or any other Persons (the "Secured Obligations"), the parties intend that the rights and obligations of the parties to the Secured Obligations shall be established pursuant to the terms of this Agreement. The parties also intend and agree that the Company shall be deemed to have granted to the Trustee, and the Company does hereby grant to the Trustee, a perfected first-priority security interest in the items designated in Section 2.01(b)(1) through 2.01(b)(9) above and in each Subsequent Transfer Instrument, and all proceeds thereof, to secure the Secured Obligations, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificates or the Secured Obligations, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

         SECTION 2.02.  Conditions to the Closing.

         On or before the Closing Date, the Company shall deliver or cause to be delivered the following documents to the Trustee:

                  a. The List of Contracts identifying all Initial and Additional Contracts, certified by the Chairman of the Board, President or any Vice President of the Company.

                  b. A certificate of an officer of the Company substantially in the form of Exhibit E hereto.

                  c. An Opinion of Counsel for the Company substantially in the form of Exhibit F hereto.

                  d. The Trustee's acknowledgement in the form of Exhibit G hereto.

                  e. A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Contracts on a statistical sampling basis and setting forth the results of such review.

                  f. Copies of resolutions of the board of directors of the Company or of the executive committee of the board of directors of the Company approving the execution, delivery and performance of this Agreement, the creation of the Trust and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Company.


                                       2-2

                  g. Officially certified recent evidence of due incorporation and good standing of the Company under the laws of the State of Delaware.

                  h. Evidence of filing with the Secretary of State of Minnesota of a UCC-1 financing statement, executed by the Company as debtor, naming the Trustee as secured party and listing the Contracts as Collateral.

                  i. Executed assignments to the Trustee on behalf of the Trust in recordable form of each Mortgage securing an Initial or Additional Contract that is a Land-and-Home Contract.

                  j. An executed copy of the Assignment substantially in the form of Exhibit D hereto.

                  k. An Officer's Certificate listing the Servicer's Servicing Officers.

                  l. Evidence of continued coverage of the Company under the Errors and Omissions Protection Policy.

                  m. Evidence of deposit in the Certificate Account of all funds received with respect to the Initial and Additional Contracts from the Cut-off Date to the Closing Date, other than amounts due before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

                  n. An Officer's Certificate confirming that the Company's internal audit department has reviewed the original or a copy of each Initial and Additional Contract and each related Contract File or Land-and-Home Contract File, as applicable, that each Initial and Additional Contract and related Contract File or Land-and-Home Contract File, as applicable, conforms in all material respects with the List of Contracts and that each such Contract File or Land-and-Home Contract File, as applicable, is complete in all material respects and that each Manufactured Home securing a Contract is covered by a Hazard Insurance Policy as required by Section 3.02(f).

                  o. A letter from Fitch confirming that the Class A Certificates have been assigned a rating of "AAA" by Fitch and a letter from Standard & Poor's confirming that the Class A Certificates have been assigned a rating of "AAA" by Standard & Poor's.

                  p. A letter from Fitch confirming that the Class M-1 Certificates have been assigned a rating of "AA" by Fitch and the Class M-2 Certificates have been assigned a rating of "A+" by Fitch and a letter from Standard & Poor's confirming that the Class M-1 Certificates have been assigned a rating of "AA" by Standard & Poor's and the Class M-2 Certificates have been assigned a rating of "A" by Standard & Poor's.

                  q. A letter from Fitch confirming that the Class B-1 Certificates have been assigned a rating of "BBB" by Fitch and the Class B-2 Certificates have been assigned a


                                       2-3
         rating of "BBB+" by Fitch and a letter from Standard & Poor's confirming that the Class B-1 Certificates have been assigned a rating of "BBB+" by Standard & Poor's and the Class B-2 Certificates have been assigned a rating of "BBB-" by Standard & Poor's.

                  r. The demand note described in Section 3.05(c)(v).

                  s. Evidence of the deposit of $1,500,000 in the Capitalized Interest Account.

                  t. Evidence of the deposit of $-0- in the Pre-Funding Account.

                  u. Evidence of the deposit in the Undelivered Contract Subaccount of an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Initial Contracts and the aggregate Cut-off Date Principal Balances of the Undelivered Contracts.

                  v. Any other documents or certificates that the Trustee may reasonably request.

         SECTION 2.03.  Conveyance of the Subsequent Contracts.

         a. Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the Pre-Funding Account, the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Company in and to the Subsequent Contracts identified on the List of Contracts attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Contracts due after the related Subsequent Cut-off Date, and all items with respect to such Subsequent Contracts in the related Contract Files. The transfer to the Trustee by the Company of the Subsequent Contracts shall be absolute and is intended by the Company, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Contracts by the Company to the Trust.

         The purchase price paid by the Trustee shall be one hundred percent (100%) of the aggregate Cut-off Date Principal Balances of such Subsequent Contracts. The purchase price of Subsequent Contracts shall be paid solely with amounts in the Pre-Funding Account. This Agreement shall constitute a fixed price contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

         b. The Company shall transfer to the Trustee the Subsequent Contracts, and the Trustee shall release funds from the Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Company shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided


                                       2-4
         any information reasonably requested by the Trustee with respect to the Subsequent Contracts;

                  (ii) the Company shall have delivered the related Land-and-Home Contract File for each Subsequent Land-and-Home Contract to the Custodian at least two Business Days prior to the Subsequent Transfer Date;

                  (iii) the Company shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit P, which shall include a List of Contracts identifying the related Subsequent Contracts;

                  (iv) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Company shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

                  (v) such sale and transfer shall not result in a material adverse tax consequence to the Trust (including the Master REMIC and the Subsidiary REMIC) or the Certificateholders;

                  (vi) the Pre-Funding Period shall not have ended;

                  (vii) the Company shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit Q, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.03 and in Sections 3.01, 3.02, 3.03 and 3.04; and

                  (viii) the Company shall have delivered to the Trustee Opinions of Counsel addressed to Standard & Poor's, Fitch and the Trustee with respect to the transfer of the Subsequent Contracts substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters.

         c. Before the last day of the Pre-Funding Period, the Company shall deliver to the Trustee:

                  (i) A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm retained by the Company (with copies provided to Standard & Poor's, Fitch, the Underwriters and the Trustee) that is in form, substance and methodology the same as that delivered under Section 2.02(e) of this Agreement, except that it shall address the Subsequent Contracts and their conformity in all material respects to the characteristics described in Section 3.03(b) of this Agreement.

                  (ii) Evidence that as a result of the purchase by the Trust of the Subsequent Contracts, the Class A Certificates shall not receive from Standard & Poor's or Fitch a lower credit rating than the rating assigned to such Certificates as of the Closing Date.


                                       2-5

                  (iii) Evidence that the aggregate Cut-off Date Principal Balance of the Subsequent Contracts, not specifically identified as Subsequent Contracts as of the Closing Date, does not exceed 25% of the Original Principal Balance.

         SECTION 2.04.  Acceptance by Trustee.

         a. On the Closing Date and each Subsequent Transfer Date, if the conditions set forth in Section 2.02 and 2.03, respectively, have been satisfied, the Trustee shall deliver a certificate to the Company substantially in the form of Exhibit G hereto acknowledging conveyance of the Contracts, identified on the applicable List of Contracts and the related Contract Files and Land-and-Home Contract Files to the Trustee and declaring that the Trustee, directly or through a custodian, will hold all Contracts that have been delivered in trust, upon the terms herein set forth, for the use and benefit of all Certificateholders and on the Closing Date the Trustee shall issue to or upon the order of the Company Certificates representing ownership of a beneficial interest in 100% of the Trust.

         b. If, in its review of the Land-and-Home Contract Files as described in Exhibit G, the Trustee or its Custodian discovers a breach of the representations or warranties set forth in Sections 2.02(n), 3.02, 3.03 or 3.04, the Company shall cure such breach or repurchase or replace such Contract pursuant to Section 3.05.

         SECTION 2.05.  REMIC Provisions.

         a. The Company, as Servicer, and the Class C Subsidiary Certificateholder and the Class C Master Certificateholder, by acceptance thereof, each agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of each of the Subsidiary REMIC and the Master REMIC for its first taxable year shall provide that the Subsidiary REMIC or the Master REMIC, as the case may be (excluding the Capitalized Interest Account, the obligation and related demand note of the Company pursuant to Section 3.05(c), the Staged-Funding Contract Reserve Account and the Pre-Funding Account) elects to be treated as a REMIC for such taxable year and all subsequent taxable years. In furtherance of the foregoing, the Trustee (at the direction of the Company) and the Company shall take, or refrain from taking, all such action as is necessary to maintain the status of each of the Subsidiary REMIC or the Master REMIC as a REMIC under the REMIC provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status.

         b. The Regular Certificates are being issued in 12 classes and are hereby designated by the Company as constituting the "regular interests" in the Master REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Regular Certificates are irrevocably established as of the Closing
Date:


                                       2-6

                 Pass-Through Rate    Original Class
     Class           Per Annum       Principal Balance       Maturity Date

   Class A-1             5.60%          $78,000,000        December 1, 2030
   Class A-2             5.84%          $48,000,000        December 1, 2030
   Class A-3             6.08%          $85,000,000        December 1, 2030
   Class A-4             6.48%          $33,500,000        December 1, 2030
   Class A-5             6.68%          $40,750,000        December 1, 2030
   Class A-6             6.92%*         $47,000,000        December 1, 2030
   Class A-7             6.44%         $600,000,000        December 1, 2030
   Class M-1             6.80%*         $57,750,000        December 1, 2030
   Class M-2             7.21%*          $30,250,00        December 1, 2030
   Class B-1             8.41%*         $44,000,000        December 1, 2030
   Class B-2             8.70%*         $35,750,000        December 1, 2030
   Class B-3I                                 **

-----------------
    * A floating rate (determined monthly on each Remittance Date) equal to the Weighted Average Contract Rate, but in no event greater than the related Remittance Rate specified above.

   ** The Class B-3I Certificates are interest-only Certificates entitled to the payment of Excess Interest.

The Company does not represent that any Class of Master Certificates will, in fact, mature on any given date. The Class C Master Certificates are being issued in a single class and are hereby designated by the Company as constituting the sole class of "residual interests" in the Master REMIC for purposes of Section 860G(a)(2) of the Code.

         c. The Uncertificated Subsidiary Interests are being issued in 11 classes and are hereby designated by the Company as constituting the "regular interests" in the Subsidiary REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Uncertificated Subsidiary Interests are irrevocably established as of the Closing Date:


                                       2-7

                                     Original Subsidiary
                 Pass-Through Rate        Interest
      Class          Per Annum        Principal Balance       Maturity Date

   Class A-S1     Weighted Average       $78,000,000        December 1, 2030
                  Contract Rate

   Class A-S2     Weighted Average       $48,000,000        December 1, 2030
                  Contract Rate

   Class A-S3     Weighted Average       $85,000,000        December 1, 2030
                  Contract Rate

   Class A-S4     Weighted Average       $33,500,000        December 1, 2030
                  Contract Rate

   Class A-S5     Weighted Average       $40,750,000        December 1, 2030
                  Contract Rate

   Class A-S6     Weighted Average       $47,000,000        December 1, 2030
                  Contract Rate

   Class A-S7     Weighted Average      $600,000,000        December 1, 2030
                  Contract Rate

   Class M-S1     Weighted Average       $57,750,000        December 1, 2030
                  Contract Rate

   Class M-S2     Weighted Average       $30,250,000        December 1, 2030
                  Contract Rate

   Class B-S1     Weighted Average       $44,000,000        December 1, 2030
                  Contract Rate

   Class B-S2     Weighted Average       $35,750,000        December 1, 2030
                  Contract Rate


                                       2-8

The Company does not represent that any Class of Uncertificated Subsidiary Interests will, in fact, mature on any given date. The Class C Subsidiary Certificates are being issued in a single class and are hereby designated by the Company as constituting the sole class of "residual interests" in the Subsidiary REMIC for purposes of Section 860G(a)(2) of the Code.

         d. The Closing Date, which is the day on which each of the Subsidiary REMIC and the Master REMIC will issue all of its regular and residual interests, is hereby designated as the "startup day" of both the Subsidiary REMIC and the Master REMIC within the meaning of Section 860G(a)(9) of the Code.

         e. After the Closing Date, neither the Trustee, the Company nor any Servicer shall (i) accept any contribution of assets to the Subsidiary REMIC or the Master REMIC, (ii) dispose of any portion of the Subsidiary REMIC or the Master REMIC, other than as provided in Sections 3.05, 3.06 and 8.05, (iii) engage in any "prohibited transaction," as defined in Sections 860F(a)(2) and
(5) of the Code, except as may be contemplated by Section 3.05(c), (iv) accept any contribution after the Closing Date that is subject to the tax imposed by
Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Subsidiary REMIC or the Master REMIC of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses
(i), (ii), (iii), (iv) or (v) the Trustee shall have received an unqualified Opinion of Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly, (A) adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC or the status of the Uncertificated Subsidiary Interests as "regular interests" in the Subsidiary REMIC, the status of the Class C Subsidiary Certificates as the sole class of "residual interests" in the Subsidiary REMIC, the status of the Regular Certificates as "regular interests" in the Master REMIC, or the status of the Class C Master Certificates as the sole class of "residual interests" in the Master REMIC, (B) affect the distributions payable hereunder to the Certificateholders or (C) result in the imposition of any lien, charge or encumbrance upon the Subsidiary REMIC or the Master REMIC.

         f. Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Contract, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Subsidiary REMIC or the Master REMIC of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Subsidiary REMIC or the Master REMIC, as defined in Section 860F of the Code, or cause the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC at any time that the Uncertificated Subsidiary Interests, Class C Subsidiary Certificates, Regular Certificates or Class C Master Certificates are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and


                                       2-9
operation of such property will not result in the receipt by the Subsidiary REMIC or the Master REMIC of any "income from nonpermitted assets," within the meaning of Section 860F(a)(2)(B) of the Code.


                                      2-10

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Company makes the following representations and warranties, effective as of the Closing Date, on which the Trustee will rely in accepting the Contracts in trust and issuing the Certificates on behalf of the Trust. The repurchase or substitution obligation of the Company set forth in Section 3.05 constitutes the sole remedy available to the Trust or the Certificateholders for a breach of a representation or warranty of the Company set forth in Section 2.02(n), 3.02, 3.03 or 3.04 of this Agreement.

         SECTION 3.01.  Representations and Warranties Regarding the Company.

         The Company represents and warrants to the Trustee and the Certificateholders, effective on the Closing Date and each Subsequent Transfer Date, that:

                  a. Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company.

                  b. Authorization; Binding Obligations. The Company has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  c. No Consent Required. The Company is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

                  d. No Violations. The execution, delivery and performance of this Agreement by the Company will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Company, or constitute a material breach of any mortgage, indenture,


                                       3-1
         contract or other agreement to which the Company is a party or by which the Company may be bound.

                  e. Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Company threatened, against the Company or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Company have a material adverse effect on the transactions contemplated by this Agreement.

                  f. Licensing. The Company is duly registered as a finance company in each state in which Contracts were originated, to the extent such registration is required by applicable law.

         SECTION 3.02.  Representations and Warranties Regarding Each Contract.

         The Company represents and warrants to the Trustee and the Certificateholders, as of the Closing Date with respect to each Initial or Additional Contract, and as of the applicable Subsequent Transfer Date with respect to each Subsequent Contract:

                  a. List of Contracts. The information set forth in the applicable List of Contracts is true and correct as of its date.

                  b. Payments. As of the Cut-off Date, the most recent scheduled payment was made by or on behalf of the Obligor (without any advance from the Company or any Person acting at the request of the Company) or was not past due for more than 59 days (in the case of an Initial or Additional Contract) or 30 days (in the case of a Subsequent Contract).

                  c. No Waivers. The terms of the Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the Contract File or Land-and-Home Contract File, as applicable.

                  d. Binding Obligation. The Contract is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

                  e. No Defenses. The Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.


                                       3-2

                  f. Insurance Coverage. The Manufactured Home securing the Contract is covered by a Hazard Insurance Policy in the amount required by Section 5.09. Each Manufactured Home secured by an FHA/VA Contract which was, at the time of origination of the related Contract, located within a federally designated special flood hazard area is covered by insurance coverage at least equal to that required by Section 5.09 or such lesser coverage as may be available under the federal flood insurance program. With respect to any other Contract that is not an FHA/VA Contract, the Company has obtained: (a) a statement from the Obligor's insurance agent that the Manufactured Home was, at the time of origination of the Contract, not in a federally designated special flood hazard area; or (b) evidence that, at the time of origination, flood insurance was in effect, which coverage is at least equal to that required by Section 5.09 or such lesser coverage as may be available under the federal flood insurance program. All premiums due as of the Closing Date on such insurance have been paid in full.

                  g. [Reserved]

                  h. Lawful Assignment. The Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Contract pursuant to this Agreement or pursuant to transfers of Certificates, or the ownership of the Contract by the Trust, unlawful or render the Contract unenforceable.

                  i. Compliance with Law. At the date of origination of the Contract, all requirements of any federal and state laws, rules and regulations applicable to the Contract, including, without limitation, usury, truth in lending and equal credit opportunity laws, have been complied with, and the Company shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements. Such compliance is not affected by the Trust's ownership of the Contract.

                  j. Contract in Force. The Contract has not been satisfied or subordinated in whole or in part or rescinded, and the Manufactured Home securing the Contract has not been released from the lien of the Contract in whole or in part.

                  k. Valid Security Interest. Each Contract (other than the Land-and-Home Contracts) creates a valid and enforceable perfected first priority security interest in favor of the Company in the Manufactured Home covered thereby as security for payment of the Cut-off Date Principal Balance of such Contract. The Company has assigned all of its right, title and interest in such Contract, including the security interest in the Manufactured Home covered thereby, to the Trustee. The Trustee has and will have a valid and perfected and enforceable first priority security interest in such Contract and Manufactured Home.

                  Each Mortgage is a valid first lien in favor of the Company on real property securing the amount owed by the Obligor under the related Land-and-Home Contract subject only to (a) the lien of current real property taxes and assessments, (b) covenants,


                                       3-3
         conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Land-and-Home Contract obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. The Company has assigned all of its right, title and interest in such Land-and-Home Contract and related Mortgage, including the security interest in the Manufactured Home covered thereby, to the Trustee. The Trustee has and will have a valid and perfected and enforceable first priority security interest in such Land-and-Home Contract.

                  l. Capacity of Parties. The signature(s) of the Obligor(s) on the Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

                  m. Good Title. In the case of a Contract purchased from a manufactured housing dealer, the Company purchased the Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. The Company has not sold, assigned or pledged the Contract to any person and prior to the transfer of the Contract by the Company to the Trustee, the Company had good and marketable title thereto free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof with full right to transfer the Contract to the Trustee. With respect to any Contract bearing a stamp indicating that such Contract has been sold to another party, such other party's interest in such Contract has been released.

                  n. No Defaults. As of the Cut-off Date or Subsequent Cut-off Date, as applicable, there was no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Company has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above. As of the Closing Date or the Subsequent Transfer Date, as applicable, the related Manufactured Home is, to the best of the Company's knowledge, free of damage and in good repair. To the best of the Company's knowledge, no Manufactured Home has suffered damage that is not covered by a Hazard Insurance Policy, including, but not limited to, hurricanes, earthquakes, floods, tornadoes, straight-line winds, sinkholes, mudslides, volcanic eruptions and other natural disasters.

                  o. No Liens. As of the Closing Date or the Subsequent Transfer Date, as applicable, there are, to the best of the Company's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Manufactured Home or any related Mortgaged Property securing the Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Contract.


                                       3-4

                  p. Equal Installments. Except for 164 Step-up Rate Contracts included among the Initial Contracts and 311 Step-up Rate Contracts included among the Additional Contracts, each Contract has a fixed Contract Rate and provides for level monthly payments which fully amortize the loan over its term. Of the Step-up Rate Contracts which are still bearing interest at their initial Contract Rate, 138 provide for two rate increases and the remainder provide for a single rate increase.

                  q. Enforceability. The Contract contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

                  r. One Original. There is only one original executed Contract (other than the original executed copy retained by the Obligor), which Contract has been delivered to the Trustee or its custodian on or before the Closing Date or the Subsequent Transfer Date, as applicable. Each Contract (other than the Land-and-Home Contracts) has been stamped to reflect the assignment of such Contract to the Trustee.

                  s. Loan-to-Value Ratio. At the time of their origination all of the Contracts had Loan-to-Value Ratios not greater than 100%; if the related Manufactured Home was new at the time such Contract was originated, the original principal balance of such Contract did not exceed 130% of the manufacturer's invoice price, plus 100% of the taxes and license fees, 130% of the freight charges, 100% of the dealer's cost of additional dealer-installed equipment (not to exceed 25% of the original principal balance of such Contract in all states except California; not to exceed 70% of the manufacturer's invoice price in California if required to meet park requirements) and up to $1,500 of set-up costs per module.

                  t. Primary Resident. At the time of origination of the Contract the Obligor was the primary resident of the related Manufactured Home.

                  u. Not Real Estate. With respect to each Contract other than a Land-and-Home Contract, the related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

                  v. Notation of Security Interest. With respect to each Contract other than a Land-and-Home Contract, if the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Manufactured Home is being applied for such title document will be issued within 180 days and will show, the Company as the holder of a first priority security interest in such Manufactured Home; if the related Manufactured Home is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in manufactured housing, such filings or recordings have been duly made and show the Company as secured party. If the related Manufactured Home


                                       3-5
         secures a Land-and-Home Contract, such Manufactured Home is subject to a Mortgage properly filed in the appropriate public recording office or such Mortgage will be properly filed in the appropriate public recording office within 180 days, naming the Company as mortgagee. In either case, the Trustee has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons (including the Company and any trustee in bankruptcy of the Company) claiming an interest in such Manufactured Home.

                  w. Secondary Mortgage Market Enhancement Act. The related Manufactured Home is a "manufactured home" within the meaning of 42 United States Code, Section 5402(6). Each manufactured housing dealer from whom the Company purchased such Contract, if any, was then approved by the Company in accordance with the requirements of the Secretary of Housing and Urban Development set forth in 24 CFR ss.
         201.27. At the origination of each Contract, the Company was approved for insurance by the Secretary of Housing and Urban Development pursuant to Section 2 of the National Housing Act.

                  x. Qualified Mortgage. The Contract represents a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. The Company represents and warrants that, either as of the date of origination or the Closing Date, the fair market value of the property securing each Contract was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Contract.

         SECTION 3.03. Representations and Warranties Regarding the Contracts in the Aggregate.

         The Company represents and warrants to the Trustee and the Certificateholders, as of the Closing Date with respect to the Initial and Additional Contracts, and as of each Subsequent Transfer Date with respect to the related Subsequent Contracts, that:

                  a. Amounts. The aggregate principal amounts payable by Obligors under the Contracts (assuming all Staged-Funding Contracts were fully disbursed) as of the Cut-off Date equal the Cut-off Date Pool Principal Balance. The aggregate principal amounts payable by Obligors under the Initial Contracts (assuming all Staged-Funding Contracts included among the Initial Contracts were fully disbursed) as of the Cut-off Date equal $625,594,156.59. The aggregate principal amounts payable by Obligors under the Additional Contracts (assuming all Staged-Funding Contracts included among the Additional Contracts were fully disbursed) as of the Cut-off Date equal $474,405,462.94.

                  b. Characteristics of Initial and Additional Contracts. The Initial and Additional Contracts have the following characteristics as of the Cut-off Date:

                           (i) the Obligors on not more than 10% of the Initial
                  and Additional Contracts by Cut-off Date Pool Principal Balance are located in any one state, the Obligors on not more than 5% of the Contracts by Cut-off Date Pool Principal Balance are located in an area with the same zip code and the Obligors on not


                                       3-6
                  more than 1% of the Contracts by Cut-off Date Pool Principal Balance are located in California in an area with the same zip code;

                           (ii) no Initial or Additional Contract has a
                  remaining maturity of fewer than 4 months or more than 360 months;

                           (iii) the final scheduled payment date on the Initial
                  or Additional Contract with the latest maturity is in October 2029;

                           (iv) approximately 74% of the Initial and Additional
                  Contracts by Cutoff Date Pool Principal Balance is attributable to loans for purchases of new Manufactured Homes and approximately 26% is attributable to loans for purchases of used Manufactured Homes;

                           (v) no less than 28.38% of the Initial and Additional
                  Contracts by Cutoff Date Pool Principal Balance is attributable to Land-and-Home Contracts;

                           (vi) the Weighted Average Contract Rate of the
                  Initial and Additional Contracts as of the Cut-off Date is at least 9.46% per annum;

                           (vii) at least 68% of the Initial and Additional
                  Contracts by Cut-off Date Pool Principal Balance is attributable to loans for the purchase of multi-section Manufactured Homes;

                           (viii) the weighted average (by Cut-off Date Pool
                  Principal Balance) loan to value ratio of the Initial and Additional Contracts is not more than 88.77%;

                           (ix) no Initial or Additional Contract was originated
                  before March 1985; and

                           (x) not more than 29% of the Initial and Additional
                  Contracts by Cutoff Date Pool Principal Balance are secured by Manufactured Homes located in a mobile home park.

                  c. Characteristics of All Contracts. The Contracts have the following characteristics as of the end of the Pre-Funding Period:

                           (i) the Weighted Average Contract Rate is not less
                  than 9.35%, and not more than .02% of the Cut-off Date Pool Principal Balance is attributable to Contracts with a Contract Rate of less than 4.0%;

                           (ii) the weighted average (by Cut-off Date Pool
                  Principal Balance) Loan-to-Value Ratio of the Contracts is not more than 89%;


                                       3-7

                           (iii) not less than 67% of the Cut-off Date Pool
                  Principal Balance is attributable to loans for purchases of new Manufactured Homes;

                           (iv) not more than 35% of the Cut-off Date Pool
                  Principal Balance is attributable to loans for the purchase of single-section Manufactured Homes, and not less than 65% of the Cut-off Date Pool Principal Balance is attributable to loans for the purchase of double-section Manufactured Homes;

                           (v) not less than 28% of the Cut-off Date Pool
                  Principal Balance is attributable to Land-and-Home Contracts; and

                           (vi) not more than 36% of the Cut-off Date Pool
                  Principal Balance is attributable to loans secured by Manufactured Homes located in parks.

                  d. Staged-Funding Contracts. Approximately $110,597,666.72 of the Initial and Additional Contracts, by Cut-off Date Principal Balance, are Staged-Funding Contracts that had not been fully disbursed by the Cut-off Date. Approximately $101,035,688.45 of such amount had been disbursed by the Closing Date, and approximately $9,561,978.27 remained to be disbursed on or before the Funding Termination Date.

                  e. Computer Tape. The Computer Tape made available by the Company was complete and accurate as of its date and includes a description of the same Contracts that are described in the List of Contracts.

                  f. Marking Records. By the Closing Date or Subsequent Transfer Date, as applicable, the Company has caused the portions of the Electronic Ledger relating to the Contracts to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust and are owned by the Trust in accordance with the terms of the trust created hereunder.

                  g. No Adverse Selection. Except for the effect of the representations and warranties made in Sections 3.02 and 3.03 hereof, no adverse selection procedures have been employed in selecting the Contracts.

         SECTION 3.04. Representations and Warranties Regarding the Contract Files.

         The Company represents and warrants to the Trustee and the Certificateholders, as of the Closing Date with respect to the Initial and Additional Contracts, and as of each Subsequent Transfer Date with respect to the related Subsequent Contracts, that:

                  a. Possession. Immediately prior to the Closing Date or the Subsequent Transfer Date, as applicable, the Company will have possession of each original Contract and the related Contract File or Land-and-Home Contract File and there are and there will


                                       3-8
         be no custodial agreements in effect materially and adversely affecting the rights of the Company to make, or cause to be made, any delivery required hereunder.

                  b. Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts and the Contract Files and Land-and-Home Contract Files by the Company pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         SECTION 3.05. Repurchase of Contracts or Substitution of Contracts for Breach of Representations and Warranties.

                  a. The Company shall repurchase a Contract, at its Repurchase Price, not later than the last day of the month prior to the month that is 90 days after the day on which the Company, the Servicer or the Trustee first discovers or should have discovered a breach of a representation or warranty of the Company set forth in Sections 2.02(n), 3.02, 3.03 or 3.04 of this Agreement that materially adversely affects the Trust's or the Certificateholders' interest in such Contract and which breach has not been cured; provided, however, that
         (i) in the event that a party other than the Company first becomes aware of such breach, such discovering party shall notify the Company in writing within five Business Days of the date of such discovery and
         (ii) with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid principal balance, which the Company would otherwise be required to repurchase pursuant to this Section, the Company may, in lieu of repurchasing such Contract, deposit in the Certificate Account no later than the first Determination Date that is 90 or more days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be distributed to Certificateholders on the immediately following Remittance Date as a collection of principal or interest on such Contract, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII. Notwithstanding the foregoing, the Company shall repurchase any Land-and-Home Contract, at such Contract's Repurchase Price, or substitute for it an Eligible Substitute Contract as described in Section 3.05(b), if the Company has failed to deliver the related Land-and-Home Contract File to the Trustee within 30 days of the Closing Date.

                  b. On or prior to the date that is the second anniversary of the Closing Date, the Company, at its election, may substitute one or more Eligible Substitute Contracts for any Contracts that the Company is obligated to repurchase pursuant to Section 3.05(a) (such Contracts being referred to as the "Replaced Contracts") upon satisfaction of the following conditions:

                           (i) the Company shall have conveyed to the Trustee
                  the Contracts to be substituted for the Replaced Contracts and the Contract Files related to such Contracts and the Company shall have marked the Electronic Ledger indicating that such Contracts constitute part of the Trust;


                                       3-9

                           (ii) the Contracts to be substituted for the Replaced
                  Contracts are Eligible Substitute Contracts and the Company delivers an Officers' Certificate, substantially in the form of Exhibit L-2 hereto, to the Trustee certifying that such Contracts are Eligible Substitute Contracts;

                           (iii) the Company shall have delivered to the Trustee
                  evidence of filing of a UCC-1 financing statement executed by the Company as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Contracts as collateral, or shall have delivered to the Trustee an amended List of Contracts;

                           (iv) in respect of Eligible Substitute Contracts that
                  are Land-and-Home Contracts:

                           (x) the Company shall have delivered to the Trustee, or its Custodian, the related Land-and-Home Contract files; and

                           (y) if the sum of the aggregate principal balances of all Land-and- Home Contracts then held by the Trustee (but excluding those Land-and-Home Contracts, if any, that are to become Replaced Contracts as a consequence of the substitution) and the aggregate principal balances of all Land-and-Home Contracts that are included in the Eligible Substitute Contracts equals or exceeds 10% of the Pool Scheduled Principal Balance as of the Remittance Date immediately preceding the substitution, the Company shall have delivered to the Trustee an opinion of counsel satisfactory to the Trustee to the effect that the Trustee holds a perfected first priority lien in the real estate securing such Eligible Substitute Contracts, or evidence of recordation of the assignment to the Trustee on behalf of the Trust of (A) each Mortgage securing such Eligible Contracts or, if less (B) of the number of Mortgages securing such Eligible Substitute Contracts needed to reduce the aggregate principal balances of all Land-and-Home Contracts with respect to which such assignments are not so recorded to less than 10% of the Pool Scheduled Principal Balance as of the Remittance Date immediately preceding the substitution;

                           (v) the Company shall have delivered to the Trustee
                  an Opinion of Counsel (a) to the effect that the substitution of such Contracts for such Replaced Contracts will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 9 of Exhibit F hereto; and

                           (vi) if the aggregate Scheduled Principal Balance of
                  such Replaced Contracts is greater than the aggregate Scheduled Principal Balance of the


                                      3-10

                  Contracts being substituted, the Company shall have deposited in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause
                  (ii) above a certification that such deposit has been made.

         Upon satisfaction of such conditions, the Trustee shall add such Contracts to, and delete such Replaced Contracts from, the List of Contracts. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Company becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in
Section 3.05(a). Promptly after any substitution of a Contract, the Company shall give written notice of such substitution to Standard & Poor's and Fitch.

                  c. (i) On or before the Funding Termination Date, the Company shall deliver an Officer's Certificate to the Trustee, stating that each Staged-Funding Contract was fully disbursed in accordance with the terms of such Contract on or before the Funding Termination Date, or specifying any Staged-Funding Contracts which were not fully disbursed by the Funding Termination Date (each Staged-Funding Contract that was not so fully disbursed being hereinafter referred to as an "Unfunded Contract"), and the Cut-off Date Principal Balance of each Unfunded Contract.

                           (ii) On or before the Funding Termination Date, the
                  Company shall either repurchase any Unfunded Contract in accordance with Section 3.05(a) (or the unfunded portion thereof, by depositing in the Certificate Account any undisbursed amount with respect to such Unfunded Contract), or shall substitute an Eligible Substitute Contract for such Unfunded Contract in accordance with Section 3.05(b). With respect to the repurchase of an Unfunded Contract pursuant to this Section 3.05(c), an amount of the Repurchase Price equal to the Unfunded Contract Shortfall attributable to such Unfunded Contract shall be treated as a refund to the Trust of the purchase price paid by the Trust for additional obligations of the Obligor on such Contract under Section 2.01(c), and the remainder of the Repurchase Price shall be treated as paid to the Trust for such Unfunded Contract.

                           (iii) If the Company shall have failed to repurchase
                  an Unfunded Contract (or the unfunded portion thereof, by depositing in the Certificate Account any undisbursed amount with respect to such Unfunded Contract) or to substitute an Eligible Substitute Contract therefor in accordance with subsection (ii) above, then the disbursed principal balance of such Unfunded Contract as owned by the Trust shall not be increased after the Funding Termination Date, notwithstanding any further disbursements that may be made to the related Obligor by the Company after the Funding Termination Date. The Servicer shall thereafter allocate principal and interest collected on the Contract between the Trust and the Company on a pro rata basis in accordance with the disbursed principal balance as of the Funding Termination Date, with the result that payments of interest and principal collected with respect to such disbursed


                                      3-11
                  principal balance as of the Funding Termination Date shall be deemed collected by the Trust. The aggregate differential between the Cut-off Date Principal Balance of all such Unfunded Contracts as specified in the List of Contracts and the disbursed principal balance of such Unfunded Contracts as of the Funding Termination Date (the "Unfunded Contract Shortfall") shall be added to the Formula Principal Distribution Amount with respect to the Remittance Date in June 1999.

                           (iv) On the Business Day prior to each Remittance
                  Date until and including the Remittance Date in June 1999, the Company shall pay any Class A Interest Shortfall, Class M-1 Interest Shortfall, Class M-2 Interest Shortfall or Class B-1 Interest Shortfall occurring on such Remittance Date, if and to the extent such shortfall is caused by the difference between (A) the interest that would have been payable on all Staged-Funding Contracts in the related month had such Contracts been fully disbursed on the Closing Date and (B) the interest actually payable on such Contracts in the related month according to the terms of such Contracts.

                           (v) To further evidence its obligation to repurchase
                  Unfunded Contracts pursuant to subsection (ii) above and to deposit any Class A Interest Shortfall, Class M-1 Interest Shortfall, Class M-2 Interest Shortfall and Class B-1 Interest Shortfall pursuant to subsection (iv) above, the Company shall deliver to the Trustee, on the Closing Date, a demand note in an amount no less than the aggregate Cut-off Date Principal Balances of the Staged-Funding Contracts. After the Funding Termination Date or such earlier date on which the Company either has fully disbursed or repurchased each Staged-Funding Contract as required herein, the Trustee shall return such demand note to the Company for cancellation and/or destruction.

                  d. Upon receipt by the Trust by deposit in the Certificate Account of the Repurchase Price under subsection (a) or (c) above, or the delivery of an Eligible Substitute Contract pursuant to subsection
         (b) or (c) above, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit L-1 or L-2, the Trustee shall convey and assign to the Company all of the Trust's right, title and interest in the repurchased Contract or Replaced Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee.

                  e. The Company shall defend and indemnify the Trustee and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, arising out of any claims which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.


                                      3-12

         SECTION 3.06.  No Repurchase or Substitution Under Certain
Circumstances.

         Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.05 (other than a repurchase or substitution pursuant to Section 3.05(c)) shall be made unless the Company obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions, (i) cause the Subsidiary REMIC or the Master REMIC to fail to qualify as a REMIC while any regular interest in the Subsidiary REMIC or the Master REMIC, respectively, is outstanding, (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code or (iii) constitute a contribution after the startup day subject to tax under Section 860G(d) of the Code. The Servicer shall attempt to obtain such Opinion of Counsel. In the case of a repurchase or deposit pursuant to Section 3.05(a) or 3.05(c), the Company shall, notwithstanding the absence of such opinion as to the imposition of any tax as the result of such purchase or deposit, repurchase such Contract or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 hereof are insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or imposed on "contributions after start up date" under Section 860G(d) of the Code from amounts otherwise distributable to Class C Subsidiary Certificateholders. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Company pursuant to the guarantee of the Company described above and notice as to who should receive such payment.

         The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Company or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Company.

         In the event any tax that is guaranteed by the Company pursuant to this
Section 3.06 is refunded to the Trust or otherwise is determined not to be payable, the Company shall be repaid the amount of such refund or that portion of any guarantee payment made by the Company that is not applied to the payment of such tax.

         SECTION 3.07.  Staged-Funding Contract Reserve Account.

                  a. Within one Business Day after any date prior to the Funding Termination Date on which the Company's long-term debt securities are rated BB+ or lower by Standard & Poor's and BB+ or lower by Fitch (the "Ratings Adjustment Date"), the Company shall give written and telephonic notice thereof to the Trustee and shall deposit with the Trustee an amount equal to the unfunded portion of the Contracts that were Unfunded Contracts on the Ratings Adjustment Date. Upon receipt of such notice the Trustee shall establish the Staged-Funding Contract Reserve Account on behalf of the


                                      3-13

         Trust, which must be an Eligible Account, and shall deposit therein the amount received from the Company pursuant to the previous sentence. The Account shall be entitled "U.S. Bank National Association, as Trustee for the benefit of holders of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-2."

                  b. If the Company fails to satisfy its obligations under
         Section 3.05(c)(ii) hereof the Trustee shall withdraw from the Staged-Funding Contract Reserve Account that amount necessary to satisfy the Company's obligations under Section 3.05(c)(ii), and shall apply said funds in the fashion provided in the second sentence in
         Section 3.05(c)(ii). Any amount so applied shall be treated for all purposes under this Agreement as an amount paid by the Company to repurchase Contracts under Section 3.05(c).

                  c. The Staged-Funding Contract Reserve Account shall be part of the Trust but not part of the Subsidiary REMIC or Master REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Staged-Funding Contract Reserve Account. The Company shall be the beneficial owner of the Staged-Funding Contract Reserve Account, subject to the foregoing power of the Trustee to apply amounts in the Staged-Funding Contract Reserve Account to satisfy the obligations of the Company under Section 3.05(c)(ii). Funds in the Staged-Funding Contract Reserve Account shall, at the direction of the Company, be invested in Eligible Investments that mature no later than the Funding Termination Date. All net income and gain from such investments shall be distributed to the Company on the Funding Termination Date. Any losses on such investments shall be deposited in the Staged-Funding Contract Reserve Account by the Company out of its own funds immediately as realized. All amounts earned on amounts on deposit in the Staged-Funding Contract Reserve Account shall be taxable to the Company.

                  d. Any funds remaining in the Staged-Funding Contract Reserve Account after the Funding Termination Date shall be distributed to the Company.


                                      3-14

                                   ARTICLE IV

          PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
          -----------------------------------------------------------

         SECTION 4.01.  Custody of Contracts.

                  a. Subject to the terms and conditions of this Section the Trustee appoints the Servicer to maintain custody of the Contract Files for the benefit of the Certificateholders and the Trustee. The Custodian shall maintain custody of the Land-and-Home Contract Files. In the event that the Trustee is no longer acting as Custodian of the Land-and-Home Contract Files, upon execution and delivery of an agreement between the Trustee and the Person assuming the duties of the Trustee hereunder as Custodian with respect to the Land-and-Home Contract Files, the replacement Custodian shall concurrently execute an acknowledgement of receipt of the Land-and-Home Contract Files substantially in the form of Exhibit H hereto.

                  b. The Servicer agrees to maintain the related Contract Files at its office where they are currently maintained, or at such other offices of the Servicer in the State of Minnesota as shall from time to time be identified to the Trustee by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

                  c. As custodian, the Servicer shall have and perform the following powers and duties:

                           (i) hold the Contract Files on behalf of the
                  Certificateholders and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Trustee annually that it continues to maintain possession of such Contract Files;

                           (ii) implement policies and procedures, in writing
                  and signed by a Servicing Officer, with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes; and

                           (iii) attend to all details in connection with
                  maintaining custody of the Contract Files on behalf of the Certificateholders and the Trustee.

                  d. In performing its duties under this Section, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned and/or serviced by it. The Servicer shall promptly report to the Trustee


                                       4-1
         any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer agrees further not to assert any beneficial ownership interests in the Contracts or the Contract Files. The Servicer agrees to indemnify the Certificateholders and the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Certificateholders and the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Certificateholder or the Trustee.

         SECTION 4.02.  Filings.

         On or prior to the Closing Date, the Company shall cause the UCC-1 financing statement referred to in Section 2.02(h) to be filed. The Trustee shall cause to be filed all necessary continuation statements of the UCC-1 financing statement. From time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interest in the Contracts and their proceeds and the Manufactured Homes against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. The Servicer will maintain the Trustee's first priority perfected security interest in each Manufactured Home and a first lien on each Mortgaged Property so long as the related Contract is property of the Trust.

         SECTION 4.03.  Name Change or Relocation.

                  a. During the term of this Agreement, the Company shall not change its name, identity or structure or relocate its chief executive office without first giving notice thereof to the Trustee and the Servicer. In addition, following any such change in the name, identity, structure or location of the chief executive office of the Company, the Company shall given written notice of any such change to Standard & Poor's and Fitch.

                  b. If any change in the Company's name, identity or structure or the relocation of its chief executive office would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute or would cause any such financing or continuation statement or notice of lien to become unperfected (whether immediately or with lapse of time), the Company, no later than five days after the effective date of such change, shall file, or cause to be filed, such amendments or financing statements as may be required to preserve, perfect and protect the Certificateholders' interest in the Contracts and proceeds thereof and in the Manufactured Homes.


                                       4-2

         SECTION 4.04.  Chief Executive Office.

         During the term of this Agreement, the Company will maintain its chief executive office in one of the States of the United States, except Tennessee.

         SECTION 4.05.  Costs and Expenses.

         The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Certificateholders' right, title and interest in and to the Contracts (including, without limitation, the security interests in the Manufactured Homes granted thereby).


                                       4-3

                                    ARTICLE V

                             SERVICING OF CONTRACTS
                             ----------------------

         SECTION 5.01.  Responsibility for Contract Administration.

         The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Company is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

         SECTION 5.02.  Standard of Care.

         In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer; provided, however, that (i) such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by servicers of manufactured housing installment sales contracts for institutional investors and
(ii) notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract. The Servicer shall comply with FHA/VA Regulations in servicing any FHA/VA Contracts (and will pay any required premiums) so that the related insurance of the Federal Housing Administration or partial guarantee of the Veterans Administration remains in full force and effect, except for good faith disputes relating to FHA/VA Regulations that will not cause the termination or reduction of such insurance or guarantee.

         SECTION 5.03.  Records.

         The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Contract.

         SECTION 5.04.  Inspection; Computer Tape.

                  a. At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records, which have not previously been provided to the Trust, relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee or its authorized agents. The examination referred to in this Section will be


                                       5-1
         conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to
         Article VI and compliance with the standards represented to exist as to each Contract in this Agreement.

                  b. At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Certificateholders.

                  c. On or before the ninth Business Day of each related Due Period, the Servicer will provide to the Trustee a Computer Tape setting forth a list of all the outstanding Contracts and the outstanding principal balance of each such Contract as of the end of the next related Due Period.

         SECTION 5.05.  Certificate Account.

                  a. On or before the Closing Date, the Trustee shall establish the Certificate Account on behalf of the Trust, which must be an Eligible Account. The Certificate Account shall be entitled "[Trustee] as Trustee for the benefit of holders of Manufactured Housing Contract Pass-Through Certificates, Series 1999-2 (Green Tree Financial Corporation, Servicer)." The Servicer shall pay into the Certificate Account as promptly as practicable (not later than the next Business
         Day) following receipt thereof all payments from Obligors and Net Liquidation Proceeds, other than late payment penalty fees, extension fees and assumption fees, which shall be retained by the Servicer as additional compensation for servicing the Contracts. All amounts paid into the Certificate Account under this Agreement shall be held in trust for the Trustee and the Certificateholders until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

                  b. If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Remittance Date. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Remittance Date pursuant to Section 8.03(a). An amount equal to any net loss on such investments shall be deposited in the Certificate Account by the Class C Subsidiary Certificateholder out of its own funds immediately as realized. The Company, the Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:


                                       5-2

                           (i) direct obligations of, and obligations fully
                  guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and which are noncallable;

                           (ii) (A) demand and time deposits in, certificates of
                  deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term deposits of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated at least P-1 by Moody's, at least A-1 by Standard & Poor's and at least F-1 by Fitch (if rated by Fitch) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

                           (iii) shares of an investment company registered
                  under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have the highest credit rating then available from Moody's and Fitch (if rated by Fitch) and are rated AAAm or AAAm-G by Standard & Poor's and whose only investments are in securities described in clauses (i), (ii) above and (iv) below;

                           (iv) repurchase obligations with respect to (A) any
                  security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

                           (v) securities bearing interest or sold at a discount
                  issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least Aa2 from Moody's, at least AAA by Standard & Poor's and in one of the two highest rating categories from Fitch (if rated by Fitch) at the time of such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account; and


                                       5-3

                           (vi) commercial paper having a rating of at least
                  A-1+ from Standard & Poor's and at least P-1 from Moody's (if rated by Moody's) at the time of such investment or pledge as a security; and

                           (vii) other obligations or securities that are
                  acceptable to both Fitch and Standard & Poor's as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by either Fitch or Standard & Poor's below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by either Fitch or Standard & Poor's, as evidenced in writing;

         provided that any such investment must constitute a "cash flow investment" within the meaning of the REMIC Provisions.

         Notwithstanding the foregoing, securities that represent the right to receive payments only of interest due on underlying obligations shall not be included as Eligible Investments, whether or not such securities otherwise fall within (i) through (vi) above.

         The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

                  c. If at any time the Trustee receives notice (from Standard & Poor's, Fitch or the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee must, as soon as practicable but in no event later than 5 Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee must notify each of Standard & Poor's, Fitch and the Servicer of the location of the Certificate Account.

         SECTION 5.06.  Enforcement.

                  a. The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts and Liquidation Proceeds with respect to Liquidated Contracts.

                  b. The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders.


                                       5-4

                  c. The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home to the person against whom recourse exists at the price set forth in the document creating the recourse.

                  d. So long as the Company is the Servicer, the Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of prepayment in full of the Contract. The Servicer will not permit any rescission or cancellation of any Contract.

                  e. So long as the Company is the Servicer, the Servicer may, consistent with its customary servicing procedures and consistent with
         Section 5.02, grant to the Obligor on any Contract an extension of payments due under such Contract, provided that Obligors may not be solicited for extensions, no such extension may extend beyond December 1, 2028, and no more than one extension of payments under a Contract may be granted in any twelve-month period.

                  f. The Servicer may enforce any due-on-sale clause in a Contract if such enforcement is called for under its then current servicing policies for obligations similar to the Contracts, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Contract is permitted by the Servicer upon conveyance of the related Manufactured Home, the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith and add such assumption agreement to the related Contract File or Land-and-Home Contract File.

                  g. Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Contract if such modification or waiver would be treated as a taxable exchange under the REMIC Provisions.

         SECTION 5.07.  Trustee to Cooperate.

                  a. Upon payment in full on any Contract, the Servicer will notify the Trustee and the Company (if the Company is not the Servicer) on the next succeeding Remittance Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section
         5.05 have been so deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the lien on the related real estate. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as


                                       5-5
         prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds.

                  b. From time to time as appropriate for servicing and foreclosure in connection with any Land-and-Home Contract, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Land-and-Home Contract and the related Land-and-Home Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Trustee shall stamp the face of each such Land-and-Home Contract to be released to the Servicer with a notation that the Land-and-Home Contract has been assigned to the Trustee. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' and Class C Certificateholders' rights and remedies with respect to Contracts.

                  c. The Servicer's receipt of a Land-and-Home Contract and/or Land-and-Home Contract File shall obligate the Servicer to return the original Land-and-Home Contract and the related Land-and-Home Contract File to the Trustee when its need by the Servicer has ceased unless the Contract shall be liquidated or repurchased or replaced as described in
         Section 3.05.

         SECTION 5.08.  Costs and Expenses.

         All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes securing such Contracts) shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Contract for Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Contract.

         SECTION 5.09.  Maintenance of Insurance.

                  a. Except as otherwise provided in subsection (b) of this
         Section 5.09, the Servicer shall cause to be maintained with respect to each Contract one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the related Manufactured Home is located and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Obligor on the related Contract, whichever is less; provided, however, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein; and provided, further, that such


                                       5-6

         Hazard Insurance Policies may provide for customary deductible amounts. With respect to: (a) a Manufactured Home securing an FHA/VA Contract, if such Manufactured Home's location was, at the time of origination of the related FHA/VA Contract, within a federally designated special flood hazard area, the Servicer shall also cause such flood insurance to be maintained, which coverage shall be at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program; and (b) any Contract that is not an FHA/VA Contract, the Company shall obtain (i) a statement from the Obligor's insurance agent that the Manufactured Home was, at the time of origination of the Contract, not in a federally designated special flood hazard area, or (ii) evidence that, at the time of origination, flood insurance was in effect, which coverage was at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall pay such premiums out of its own funds and may separately add such premium to the Obligor's obligation as provided by the Contract, but shall not add such premium to the remaining principal balance of the Contract.

                  b. The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 5.09, and shall, to the extent that the related Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses on the Obligor's interest in the Contracts resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be substantially in the form and in the amount carried by the Servicer as of the date of this Agreement. The Servicer shall pay the premium for such policy on the basis described therein and shall deposit into the Certificate Account from its own funds any deductible amount with respect to claims under such blanket insurance policy relating to the Contracts. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section. If the insurer under such blanket insurance policy shall cease to be acceptable to the Servicer, the Servicer shall exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to such policy.

                  c. With respect to each Manufactured Home that has been repossessed in connection with a defaulted Contract, the Servicer shall either (i) maintain one or more Hazard Insurance Policies thereon or
         (ii) self-insure such Manufactured Homes and deposit into the Certificate Account from its own funds any losses caused by damage to such Manufactured Home that would have been covered by a Hazard Insurance Policy.

                  d. The Servicer shall keep in force throughout the term of this Agreement (i) a policy or policies of insurance covering errors and omissions for failure to maintain


                                       5-7
         insurance as required by this Agreement and (ii) a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among Persons which service a portfolio of manufactured housing installment sales contracts and installment loan agreements having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

         SECTION 5.10.  Repossession.

         Notwithstanding the standard of care specified in Section 5.02, the Servicer shall commence procedures for the repossession of any Manufactured Home or the foreclosure upon any Mortgaged Property or take such other steps that in the Servicer's reasonable judgment will maximize the receipt of principal and interest or Net Liquidation Proceeds with respect to the Contract secured by such Manufactured Home or Mortgaged Property (which may include retitling or filing a recorded assignment of the Mortgage) subject to the requirements of the applicable state and federal law, no later than five Business Days after the time when such Contract becomes a Defaulted Contract; provided that if the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Company to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. For purposes of the proviso in the preceding sentence, the Servicer shall not be deemed to have actual knowledge that a Mortgaged Property is affected by hazardous waste unless it shall have received written notice that hazardous waste is present on such property and such written notice has been made a part of the Land-and-Home Contract File with respect to the related Contract. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with Section 5.02. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, as Trustee, or, at its election, to its nominee on behalf of the Trustee, as Trustee.

         SECTION 5.11.  Commingling of Funds.

         So long as the Company is Servicer, any collections in respect of Contracts collected by the Company shall, prior to the deposit thereof in the Certificate Account, be held in bank accounts entitled substantially as follows:
"[name of depository], as agent for U.S. Bank National Association as Trustee, other trustees, and Green Tree Financial Corporation, as their interests may appear."

         SECTION 5.12.  Retitling; Security Interests.

                  a. If, at any time, a Service Transfer has occurred and the Company is no longer the Servicer and the new Servicer is unable to foreclose upon a Manufactured Home because the title document for such Manufactured Home does not show such Servicer or the Trustee as the holder of the first priority security interest in the Manufactured Home, such Servicer shall take all necessary steps to apply for a replacement title document showing it or the Trustee as the secured party.


                                       5-8

                  b. In order to facilitate the Servicer's actions, as described in subsection (a) of this section, the Company will provide the Servicer with any necessary power of attorney permitting it to retitle the Manufactured Home.

                  c. If the Servicer is still unable to retitle the Manufactured Home, the Company will take all actions necessary to act with the Servicer to foreclose upon the Manufactured Home, including, as appropriate, the filing of any UCC-1 or UCC-2 financing statements necessary to perfect the security interest in any Manufactured Home that constitutes a fixture under the laws of the jurisdiction in which it is located and all actions necessary to perfect the security interest in any Manufactured Home that is considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

                  d. If the aggregate Cut-off Date Principal Balances of all Land-and-Home Contracts equals or exceeds 10% of the Cut-off Date Pool Principal Balance, the Company shall (i) within 60 days of the Post-Funding Remittance Date (or the Closing Date if the Pre-Funded Amount on the Closing Date is less than $10,000 submit to the appropriate recording offices the assignments to the Trustee on behalf of the Trust of the number of Mortgages securing Land-and-Home Contracts needed to reduce the aggregate Cut-off Date Principal Balances of all Land-and-Home Contracts with respect to which such assignments are not so recorded to less than 10% of the Cut-off Date Pool Principal Balance or (ii) on the Post-Funding Remittance Date (or the Closing Date if the Pre-Funded Amount on the Closing Date is less than $10,000), deliver an Opinion of Counsel satisfactory to the Trustee to the effect that the Trustee holds a perfected first priority lien in the real estate securing the Land-and-Home Contracts, with the exception of real estate located in such states as may be identified in such Opinion of Counsel, provided that the Land-and-Home Contracts secured by real estate located in such identified states does not exceed 10% of the Cut-off Date Pool Principal Balance as of the Post-Funding Remittance Date, or Closing Date, as applicable.

                  If at any time during the term of this Agreement, the Trustee receives written notice from the Company or the Servicer that the Company does not have a long-term senior debt rating from Moody's of Baa3 or higher, from Standard & Poor's of BBB- or higher and from Fitch of BBB or higher, or if the Trustee otherwise becomes aware of the same, the Trustee, at the Company's expense, shall file promptly in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each Mortgage securing a Land-and-Home Contract, unless the Company obtains confirmation from both Standard & Poor's and Fitch that failure to file such assignments will not result in Standard & Poor's or Fitch (as applicable) lowering, withdrawing or qualifying its rating of any Class of Certificates.


                                       5-9

                                   ARTICLE VI

                             REPORTS AND TAX MATTERS
                             -----------------------

         SECTION 6.01.  Monthly Reports.

         a. No later than 1:00 p.m. on each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, the Company (if the Company is not the Servicer), Standard & Poor's and Fitch a "Monthly Report," substantially in the form of Exhibit N hereto.

         b. If the applicable Monthly Report indicates that there is a Class M-1 Interest Deficiency Amount, a Class M-2 Interest Deficiency Amount and/or a Class B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the aggregate amount of such Class M-1 Interest Deficiency Amount, Class M-2 Interest Deficiency Amount and Class B-1 Interest Deficiency Amount. On the day one Business Day prior to the related Remittance Date, the Trustee shall determine the total amount of funds in the Certificate Account available to pay such deficiency in accordance with Section 8.03(b) and shall promptly notify the Servicer of such amount. If the total amount of funds in the Certificate Account is not sufficient to pay the deficiency, the Trustee shall promptly notify the Servicer, and shall reflect such deficiency in the reports delivered to Certificateholders pursuant to Section 6.05.

         SECTION 6.02.  Certificate of Servicing Officer.

         Each Monthly Report pursuant to Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit I, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 6.03.  Other Data.

         In addition, the Company and (if different from the Company) the Servicer shall, on request of the Trustee, Standard & Poor's, Fitch or a Certificateholder, furnish the Trustee and/or Standard & Poor's, Fitch or a Certificateholder such underlying data as may be reasonably requested.

         SECTION 6.04.  Annual Report of Accountants.

         On or before May 1 of each year, commencing May 1, 2000, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any


                                       6-1
successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

         SECTION 6.05.  Statements to Certificateholders.

         a. The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3I Certificates on or before the third Business Day next preceding each Remittance Date. The Trustee and the Servicer shall inform any Certificateholder, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, inquiring by telephone of the information contained in the most recent Monthly Report.

         b. Concurrently with each distribution charged to the Certificate Account the Trustee, so long as it has received the Monthly Report from the Servicer, shall forward or cause to be forwarded by mail to each Holder of a Class A Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

         (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, separately identifying any Unpaid Class A Interest Shortfall included in such distribution and any remaining Unpaid Class A Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, and any remaining Unpaid Class A Principal Shortfall after giving effect to such distribution;

         (iii) the amount, if any, by which the Class A Formula Distribution Amount for such Remittance Date exceeds the Class A Distribution Amount for such Remittance Date;

         (iv) the Class Principal Balance for each Class of Class A Certificates, after giving effect to the distribution of principal on such Remittance Date;

         (v) the Class A Percentage for such Remittance Date and the following Remittance Date;

         (vi) the Pool Scheduled Principal Balance of the Contracts for such Remittance Date;

         (vii)    the Pool Factor;

         (viii) the number and aggregate principal balances of Contracts delinquent (a) 30-59 days and (b) 60 or more days;


                                       6-2

         (ix) the number of Manufactured Homes that were repossessed during the month ending immediately prior to such Remittance Date;

         (x) the number of Manufactured Homes that were repossessed but remain in inventory as of the last day of the related Due Period ending immediately prior to such Remittance Date;

         (xi) the Class M-1 Distribution Test (as set forth in Exhibit N hereto);

         (xii) the Class M-2 Distribution Test (as set forth in Exhibit N hereto);

         (xiii) the Class B Distribution Test (as set forth in Exhibit N hereto);

         (xiv)    the Weighted Average Contract Rate of all outstanding
                  Contracts;

         (xv) the Class M-1 Interest Deficiency Amount, if any, for such Remittance Date;

         (xvi) the Class M-2 Interest Deficiency Amount, if any, for such Remittance Date;

         (xvii) the Class B-1 Interest Deficiency Amount, if any, for such Remittance Date;

         (xviii) the Overcollateralization Amount, if any, for such Remittance Date; and

         (xix) the Additional Principal Distribution Amount, if any, for such Remittance Date.

         In the case of information furnished pursuant to clauses (i) through
(iv) above, the amounts shall be expressed as a dollar amount per Class A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class A Certificate.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class A Certificate a statement containing the information with respect to interest accrued and principal paid on its Certificates during such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

         c. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class M-1 Certificate a copy of the Monthly Report forwarded to the Holders of Class A Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class M-1 Certificateholders as part of the Monthly Report, the following information:

         (i) the amount of such distribution to Holders of Class M-1 Certificates allocable to interest, separately identifying any Unpaid Class M-1 Interest Shortfall included in such distribution, any remaining Unpaid Class M-1 Interest Shortfall after


                                       6-3
                  giving effect to such distribution, any Class M-1 Liquidation Loss Interest Amount included in such distribution and any remaining unpaid Class M-1 Liquidation Loss Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein and any remaining Unpaid Class M-1 Principal Shortfall after giving effect to such distribution;

         (iii) the amount, if any, by which the Class M-1 Formula Distribution Amount for such Remittance Date exceeds the Class M-1 Distribution Amount for such Remittance Date;

         (iv) the Class M-1 Principal Balance and the Class M-1 Adjusted Principal Balance (if different) after giving effect to the distribution of principal on such Remittance Date;

         (v) the Class M-1 Percentage for such Remittance Date and the following Remittance Date; and

         (vi)     the information described above in Section 6.05(b)(vi) through
                  (xix).

         In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class M-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class M-1 Certificate.

         Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class M-1 Certificate. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time enforced.

         d. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class M-2 Certificate a copy of the Monthly Report forwarded to the Holders of Class A Certificates and Class M-1 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class M-2 Certificateholders as part of the Monthly Report, the following information:

         (i) the amount of such distribution to Holders of Class M-2 Certificates allocable to interest, separately identifying any Unpaid Class M-2 Interest Shortfall included in such distribution, any remaining Unpaid Class M-2 Interest Shortfall after giving effect to such distribution, any Class M-2 Liquidation Loss Interest


                                       6-4

                  Amount included in such distribution and any remaining unpaid Class M-2 Liquidation Loss Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein and any remaining Unpaid Class M-2 Principal Shortfall after giving effect to such distribution;

         (iii) the amount, if any, by which the Class M-2 Formula Distribution Amount for such Remittance Date exceeds the Class M-2 Distribution Amount for such Remittance Date;

         (iv) the Class M-2 Principal Balance and the Class M-2 Adjusted Principal Balance (if different) after giving effect to the distribution of principal on such Remittance Date;

         (v) the Class M-2 Percentage for such Remittance Date and the following Remittance Date; and

         (vi)     the information described above in Section 6.05(b)(vi) through
                  (xvii), (xviii) and (xix).

         In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class M-2 Certificate.

         Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class M-2 Certificate. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time enforced.

         e. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-1 Certificate a copy of the Monthly Report forwarded to the Holders of Class A, Class M-1 and Class M-2 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class B-1 Certificateholders as part of the Monthly Report, the following information:

         (i) the amount of such distribution to Holders of Class B-1 Certificates allocable to interest, separately identifying any Unpaid Class B-1 Interest Shortfall included in such distribution, any remaining Unpaid Class B-1 Interest Shortfall after giving effect to such distribution, any Class B-1 Liquidation Loss Interest Amount


                                       6-5
                  included in such distribution and any remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall after giving effect to such distribution;

         (ii) the amount of such distribution to Holders of Class B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, and any remaining Unpaid Class B-1 Principal Shortfall after giving effect to such distribution;

         (iii) the amount, if any, by which the Class B-1 Formula Distribution Amount for such Remittance Date exceeds the Class B-1 Distribution Amount for such Remittance Date;

         (iv) the Class B-1 Principal Balance and the Class B-1 Adjusted Principal Balance (if different) after giving effect to the distribution of principal on such Remittance Date;

         (v) the Class B Percentage for such Remittance Date and the following Remittance Date; and

         (vi)     the information described above in Section 6.05(b)(vi) through
                  (xv), (xviii) and (xix).

         In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-1 Certificate.

         Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-1 Certificate. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time enforced.

         f. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-2 Certificate a copy of the Monthly Report forwarded to the Holders of Class A, Class M-1, Class M-2 and Class B-1 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class B-2 Certificateholders as part of the Monthly Report, the following information:

         (i) the amount of such distribution to Holders of Class B-2 Certificates allocable to interest, separately identifying any Unpaid Class B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class B-2 Interest Shortfall after giving effect to such distribution;


                                       6-6

         (ii) the amount of such distribution to Holders of Class B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, and any Unpaid Class B-2 Principal Shortfall after giving effect to such distribution;

         (iii) the amount, if any, by which the Class B-2 Formula Distribution Amount for such Remittance Date exceeds the Remaining Amount Available for such Remittance Date;

         (iv) the Class B-2 Principal Balance after giving effect to the distribution of principal on such Remittance Date;

         (v) the Class B Percentage for such Remittance Date and the following Remittance Date;

         (vi)     the information described above in Section 6.05(b)(vi) through
                  (xv), (xviii) and (xix);

         (vii) the Class B-2 Liquidation Loss Amount, if any, for such Remittance Date;

         (viii)   the Guarantee Payment, if any, for such Remittance Date; and

         (ix)     the Weighted Average Contract Rate of all outstanding
                  Contracts.

         In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-2 Certificate.

         Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-2 Certificate. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time enforced.

         g. On each Remittance Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-3I Certificate a copy of the Monthly Report forwarded to the Holders of Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates on such Remittance Date. The Servicer shall also furnish to the Trustee, which shall forward such report to the Class B-3I Certificateholders as part of the Monthly Report, the following information:

         (i) the Class B-3I Formula Distribution Amount for such Remittance Date, including any Unpaid Class B-3I Shortfall immediately prior to such Remittance Date;


                                       6-7

         (ii)     the Class B-3I Distribution Amount for such Remittance Date;
                  and

         (iii) the Unpaid Class B-3I Shortfall immediately following such Distribution Date.

         h. Copies of all reports provided to the Trustee for the Certificateholders shall also be provided to Standard & Poor's, Fitch and to the Class C Certificateholders. In addition, Certificate Owners may receive copies of any reports provided to the Trustee for the Certificateholders, upon written request together with a certification that they are Certificate Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

         SECTION 6.06.  Payment of Taxes.

         The Servicer shall be responsible for and agrees to prepare, make and file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Subsidiary REMIC or Master REMIC pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Subsidiary REMIC or Master REMIC by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class C Certificateholder, shall be designated the "tax matters person" on behalf of the Subsidiary REMIC and the Master REMIC, respectively, in the same manner as a partnership may designate a "tax matters partner," as such term is defined in
Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of a Class C Certificate, by acceptance thereof, irrevocably designates and appoints the Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Subsidiary REMIC and the Master REMIC, respectively, if, and during such time as, the Servicer is not the holder of a Class C Certificate. The Servicer may, at its expense, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph.

         Each of the Holders of the Certificates, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Subsidiary REMIC or the Master REMIC. The Company, as agent for the tax matters person, shall represent the Subsidiary REMIC or the Master REMIC in connection with all examinations of the Subsidiary REMIC's or the Master REMIC's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the holders of the Certificates, by acceptance thereof, agrees to cooperate with the Company in such matters and to do or refrain from doing any or all things reasonably required by the Company to conduct such proceedings, provided that no such action shall be required by the Company of any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.


                                       6-8

         The Class C Subsidiary Certificateholders and the Class C Master Certificateholders shall pay, on behalf of the Subsidiary REMIC or the Master REMIC, respectively, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Subsidiary REMIC or the Master REMIC as a REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Company or any Servicer to comply with the provisions of Section 2.04 or 3.06, the Trustee, the Company or such Servicer, as the case may be, shall indemnify the Class C Certificateholders for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class C Certificateholders any taxes or charges payable by the Class C Certificateholders hereunder.

         In the event a Class C Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Company shall provide to the Internal Revenue Service and the persons specified in Sections 860E(e)(3) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of such Class C Certificate to such a disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class C Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Company shall, upon the written request of persons designated in Section 860E(e)(3) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.


                                       6-9

                                   ARTICLE VII

                                SERVICE TRANSFER
                                ----------------

         SECTION 7.01.  Event of Termination.

         "Event of Termination" means the occurrence of any of the following:

         a. Any failure by the Servicer to make any deposit into an account required to be made hereunder and the continuance of such failure for a period of five Business Days after the Servicer has become aware, or should have become aware, that such deposit was required;

         b. Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by Holders of Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates evidencing, as to any such Class, Percentage Interests aggregating not less than 25%;

         c. Any assignment by the Servicer of its duties hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

         d. A court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs, and such order remains undischarged and unstayed for at least 60 days;

         e. The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing; or

         f. The failure of the Servicer to be an Eligible Servicer.

         SECTION 7.02.  Transfer.

         If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders with aggregate Percentage Interests representing 25% or more of the Trust, by


                                       7-1
notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), or upon resignation of the Servicer in accordance with Section 12.01, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files, the Land-and-Home Contract Files or otherwise (except with respect to the Certificate Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Trustee pursuant to and under this Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, documents required to make the Trustee or a successor servicer the sole lienholder or legal title holder of record of each Manufactured Home) and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. Each of the Company and the Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts and the execution of any documents required to make the Trustee or a successor servicer the sole lienholder or legal title holder of record in respect of each Manufactured Home. The Servicer shall be entitled to receive any other amounts which are payable to the Servicer under the Agreement, at the time of the termination of its activities as Servicer. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Contracts in such electronic form as the new servicer may reasonably request and (ii) any Contracts, Contract Files and Land-and-Home Contract Files in the Servicer's possession.

         SECTION 7.03.  Trustee to Act; Appointment of Successor.

         On and after the time the Servicer receives a notice of termination pursuant to Section 7.02 or the resignation of the Servicer in accordance with
Section 12.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that (i) the Trustee will not assume any obligations of the Company pursuant to Section 3.05 and (ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law


                                       7-2
from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided, however, that no such monthly compensation shall, without the written consent of 100% of the Certificateholders, exceed the Monthly Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 7.04.  Notification to Certificateholders.

         a. Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustee, Standard & Poor's, Fitch and the Certificateholders at their respective addresses appearing on the Certificate Register.

         b. Within ten days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to Standard & Poor's, Fitch and the Certificateholders at their respective addresses appearing on the Certificate Register.

         c. The Trustee shall give written notice to Standard & Poor's and Fitch at least 30 days prior to the date upon which any Eligible Servicer (other than the Trustee) is to assume the responsibilities of Servicer pursuant to Section 7.03, naming such successor Servicer.

         SECTION 7.05.  Effect of Transfer.

         a. After the Service Transfer, the Trustee or new Servicer may notify Obligors to make payments directly to the new Servicer that are due under the Contracts after the effective date of the Service Transfer.

         b. After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

         c. A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Company pursuant to Article X and Sections 3.05, 11.06 and 11.11(f)) other than those relating to the management, administration, servicing or collection of the Contracts.


                                       7-3

         SECTION 7.06.  Transfer of Certificate Account.

         Notwithstanding the provisions of Section 7.02, if the Certificate Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Event of Termination, establish an Eligible Account with an institution other than the Servicer and promptly transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.


                                       7-4

                                  ARTICLE VIII

                                    PAYMENTS
                                    --------

         SECTION 8.01.  Monthly Payments.

         a. Subject to the terms of this Article VIII, each Holder of a Certificate as of a Record Date shall be paid on the next succeeding Remittance Date by check mailed on such Remittance Date to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds a Class of Class A Certificates, Class M-1 Certificates, Class M-2 Certificates or a Class of Class B Certificates with an aggregate Percentage Interest of at least 5% or a Class B-3I, Class C Subsidiary or Class C Master Certificateholder holds Class B-3I, Class C Subsidiary or Class C Master Certificates with an aggregate Percentage Interest of at least 20% and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance Date), the sum equal to such Certificateholder's Percentage Interest of the Class A Distribution Amount, the Class M-1 Distribution Amount, the Class M-2 Distribution Amount, the Class B-1 Distribution Amount, the Class B-2 Distribution Amount, any Guarantee Payment, the Class B-3I Distribution Amount, the Class C Subsidiary Distribution Amount or the Class C Master Distribution Amount, as applicable. Final payment of any Certificate shall be made only upon presentation of such Certificate at the office or agency of the Paying Agent.

         b. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book Entry Certificates. Neither the Trustee, the Certificate Registrar, the Seller nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the forms of the Class A, Class M-1, Class M-2 and Class B Certificates as set forth in Exhibits A, B and C hereto.

         c. The Trustee shall either act as the paying agent or shall appoint an institution meeting the eligibility requirements set forth in Section 11.06 to be the paying agent (in either case, the "Paying Agent") and cause it to make the payments to the Certificateholders required hereunder. The Trustee's Corporate Trust Office at 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Tamara Schultz-Fugh, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates.


                                       8-1

         SECTION 8.02.  Permitted Withdrawals from the Certificate Account.

         The Trustee may, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to
Section 5.05 that are attributable to the Contracts for the following purposes:

                  a. to make payments in the amounts and in the manner provided for in Section 8.03;

                  b. to pay to the Company with respect to each Contract or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.05, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

                  c. to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it, to the extent such reimbursement is permitted pursuant to Section 5.08;

                  d. to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

                  e. to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

         Since, in connection with withdrawals pursuant to clause (b), the Company's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.

         SECTION 8.03.  Payments.

         a. On each Remittance Date the Trustee shall withdraw from the Certificate Account the Amount Available (as determined on the immediately preceding Determination Date), plus on the Post-Funding Remittance Date any Pre-Funded Amount, and on the Remittance Dates in May 1999 and June 1999 any amount withdrawn from the Capitalized Interest Account and deposited in the Certificate Account, and apply such funds to make payment in the following order of priority, subject to Section 8.03(c):

                  1. if neither the Company nor a wholly owned subsidiary of the Company is the Servicer, to pay the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.03;

                  2. after payment of the amount specified in clause (1) above, to the Class A Certificateholders as follows:


                                       8-2

                  (i) the amount in clause (a)(i) of the definition of Class A Formula Distribution Amount to the Class A-1 Certificateholders; the amount in clause (a)(ii) of the definition of Class A Formula Distribution Amount to the Class A-2 Certificateholders; the amount in clause (a)(iii) of the definition of Class A Formula Distribution Amount to the Class A-3 Certificateholders; the amount in clause (a)(iv) of the definition of Class A Formula Distribution Amount to the Class A-4 Certificateholders; the amount in clause (a)(v) of the definition of Class A Formula Distribution Amount to the Class A-5 Certificateholders; the amount in clause (a)(vi) of the definition of Class A Formula Distribution Amount to the Class A-6 Certificateholders; the amount in clause (a)(vii) of the definition of Class A Formula Distribution Amount to the Class A-7 Certificateholders; or, if the Amount Available is less than the sum of the amounts specified in this clause (i), pro rata to each Class of Class A Certificates based on the amount of interest payable pursuant to this clause;

                  (ii) the aggregate Unpaid Class A Interest Shortfall pro rata to each Class of Class A Certificates based on the Unpaid Class A Interest Shortfall of each such Class;

                  3. after payment of the amounts specified in clauses (1) - (2) above, to the Class M-1 Certificateholders as follows:

                  (i) the amount in clause (a) of the definition of Class M-1 Formula Distribution Amount;

                  (ii)     any Unpaid Class M-1 Interest Shortfall;

                  4. after payment of the amounts specified in clauses (1) - (3) above, to the Class M-2 Certificateholders as follows:

                  (i) the amount in clause (a) of the definition of Class M-2 Formula Distribution Amount;

                  (ii)     any Unpaid Class M-2 Interest Shortfall;

                  5. after payment of the amounts specified in clauses (1) - (4) above, to the Class B-1 Certificateholders as follows:

                  (i) the amount in clause (a) of the definition of Class B-1 Formula Distribution Amount;

                  (ii)     any Unpaid Class B-1 Interest Shortfall;


                                       8-3

                  6. after payment of the amounts specified in clauses (1) - (5) above, to the Class A Certificateholders as follows:

                  (i) if there is a Class A Principal Deficiency Amount as of such Remittance Date, the remaining Amount Available, pro rata to each Class of Class A Certificates based on the related Class Principal Balance (but in no event shall such amount exceed the related Class Principal Balance);

                  (ii) the Unpaid Class A Principal Shortfall, or, if the remaining Amount Available is less than such amount, such remaining Amount Available to each Class of Class A Certificates then entitled to payment pursuant to clause (iii) below;

                                    (a)      if such Remittance Date is on or
                                             prior to the Class A-1 Cross-over
                                             Date, to the Class A-1
                                             Certificateholders, but in no event
                                             more than the Class A-1 Principal
                                             Balance;

                                    (b)      if such Remittance Date is on or
                                             after the Class A-1 Crossover Date
                                             but not after the Class A-2
                                             Cross-over Date, to the Class A-2
                                             Certificateholders, but in no event
                                             more than the Class A-2 Principal
                                             Balance;

                                    (c)      if such Remittance Date is on or
                                             after the Class A-2 Crossover Date
                                             but not after the Class A-3
                                             Cross-over Date, to the Class A-3
                                             Certificateholders, but in no event
                                             more than the Class A-3 Principal
                                             Balance;

                                    (d)      if such Remittance Date is on or
                                             after the Class A-3 Crossover Date
                                             but not after the Class A-4
                                             Cross-over Date, to the Class A-4
                                             Certificateholders, but in no event
                                             more than the Class A-4 Principal
                                             Balance;

                                    (e)      if such Remittance Date is on or
                                             after the Class A-4 Crossover Date
                                             but not after the Class A-5
                                             Cross-over Date, to the Class A-5
                                             Certificateholders, but in no event
                                             more than the Class A-5 Principal
                                             Balance;

                                    (f)      if such Remittance Date is on or
                                             after the Class A-5 Crossover Date
                                             but not after the Class A-6
                                             Cross-over Date, to the Class A-6
                                             Certificateholders, but in no event
                                             more than the Class A-6 Principal
                                             Balance;

                                    (g)      if such Remittance Date is on or
                                             after the Class A-6 Crossover Date
                                             but not after the Class A-7
                                             Cross-over Date, to


                                       8-4
                                             the Class A-7 Certificateholders,
                                             but in no event more than the Class
                                             A-7 Principal Balance;

                  (iii) if such Remittance Date is on or prior to the Class A-6 Cross-over Date and the Class A-7 Cross-over Date, the Class A Percentage of the Formula Principal Distribution Amount of which amount, 64.36041% shall be distributed to the Class A-7 Certificateholders, but in no event more than the Class A-7 Principal Balance, and 35.63959% shall be distributed as follows:

                           (A) if the remaining Amount Available is less than the Class A Percentage of the Formula Principal Distribution Amount, then pro rata to each Class of Class A Certificates based upon the amounts that would have been distributed pursuant to clause (B), below, had the remaining Amount Available been equal to the Class A Percentage of the Formula Principal Distribution Amount;

                           (B) if the remaining Amount Available is not less than the Class A Percentage of the Formula Principal Distribution Amount, then

                                    (a)      if such Remittance Date is on or
                                             prior to the Class A-1 Cross-over
                                             Date, to the Class A-1
                                             Certificateholders, but in no event
                                             more than the Class A-1 Principal
                                             Balance;

                                    (b)      if such Remittance Date is on or
                                             after the Class A-1 Crossover Date
                                             but not after the Class A-2
                                             Cross-over Date, to the Class A-2
                                             Certificateholders, but in no event
                                             more than the Class A-2 Principal
                                             Balance;

                                    (c)      if such Remittance Date is on or
                                             after the Class A-2 Crossover Date
                                             but not after the Class A-3
                                             Cross-over Date, to the Class A-3
                                             Certificateholders, but in no event
                                             more than the Class A-3 Principal
                                             Balance;

                                    (d)      if such Remittance Date is on or
                                             after the Class A-3 Crossover Date
                                             but not after the Class A-4
                                             Cross-over Date, to the Class A-4
                                             Certificateholders, but in no event
                                             more than the Class A-4 Principal
                                             Balance;

                                    (e)      if such Remittance Date is on or
                                             after the Class A-4 Crossover Date
                                             but not after the Class A-5
                                             Cross-over Date, to the Class A-5
                                             Certificateholders, but in no event
                                             more than the Class A-5 Principal
                                             Balance;


                                       8-5

                                    (f)      if such Remittance Date is on or
                                             after the Class A-5 Crossover Date
                                             but not after the Class A-6
                                             Cross-over Date, to the Class A-6
                                             Certificateholders, but in no event
                                             more than the Class A-6 Principal
                                             Balance;

                  7. after payment of the amounts specified in clauses (1) - (6) above, to the Class M-1 Certificateholders as follows:

                  (i)      any Unpaid Class M-1 Principal Shortfall;

                  (ii) the Class M-1 Percentage of the Formula Principal Distribution Amount to the Class M-1 Certificateholders (plus, if such Remittance Date is on the Class A-7 Cross-over Date, the amount by which the Class A Percentage of the Formula Principal Distribution Amount exceeded the Class A Principal Balance on such date), but in no event more than the Class M-1 Principal Balance;

                  (iii)    any Class M-1 Liquidation Loss Interest Amount;

                  (iv)     any Unpaid Class M-1 Liquidation Loss Interest
                           Shortfall;

                  8. after payment of the amounts specified in clauses (1) - (7) above, to the Class M-2 Certificateholders as follows:

                  (i)      any Unpaid Class M-2 Principal Shortfall;

                  (ii) the Class M-2 Percentage of the Formula Principal Distribution Amount to the Class M-2 Certificateholders (plus, if such Remittance Date is on the Class M-1 Cross-over Date, the amount by which the Class M-1 Percentage of the Formula Principal Distribution Amount exceeded the Class M-1 Principal Balance on such date), but in no event more than the Class M-2 Principal Balance;

                  (iii)    any Class M-2 Liquidation Loss Interest Amount;

                  (iv)     any Unpaid Class M-2 Liquidation Loss Interest
                           Shortfall;


                  9. after payment of the amounts specified in clauses (1) - (8) above, to the Class B-1 Certificateholders as follows:

                  (i)      any Unpaid Class B-1 Principal Shortfall;

                  (ii) the Class B Percentage of the Formula Principal Distribution Amount to the Class B-1
                           Certificateholders (plus, if such Remittance Date is on the


                                       8-6

                           Class M-2 Cross-over Date, the amount by which the sum of the Class A Percentage plus the Class M-1 Percentage plus the Class M-2 Percentage of the Formula Principal Distribution Amount exceeded the sum of the Class A Principal Balance plus the Class M-1 Principal Balance plus the Class M-2 Principal Balance on such date), but in no event more than the Class B-1 Principal Balance;

                  (iii)    any Class B-1 Liquidation Loss Interest Amount;

                  (iv)     any Unpaid Class B-1 Liquidation Loss Interest
                           Shortfall;

                  10. after payment of the amounts specified in clauses (1) -
         (9) above, to the Class B-2 Certificateholders as follows:

                  (i) the amount in clause (a) of the definition of Class B-2 Formula Distribution Amount;

                  (ii)     any Unpaid Class B-2 Interest Shortfall;

                  (iii)    any Unpaid Class B-2 Principal Shortfall;

                  (iv) if such Remittance Date is on or after the Class B-1 Cross-over Date, the Class B Percentage of the Formula Principal Distribution Amount to the Class B-2 Certificateholders (minus, if such Remittance Date is on the Class B-1 Cross-over Date, the amount of the Class B Percentage of the Formula Principal Distribution Amount actually distributed to the Class B-1 Certificateholders on such date, and plus, if such Remittance Date is on the Class B-1 Cross-over Date, the amount, if any, by which the Formula Principal Distribution Amount exceeded the sum of the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 Principal Balance on such date);

                  11. if the Company or a wholly owned subsidiary of the Company is the Servicer, after payment of the amounts specified in clauses (1)
         - (10) above, to pay the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.02;

                  12. after payment of the amounts specified in clauses (1) through (11) above, to the Certificateholders, Additional Principal Distribution Amount, allocated among the classes of Certificates in accordance with the Class A Percentage, the Class M-1 Percentage, the Class M-2 Percentage and the Class B Percentage, and among the Class A Certificates in the order described in clause 6(iii) above and between the Class B Certificates, to the Class B-1 Certificates prior to the Class B-1 Cross-over Date and thereafter to the Class B-2 Certificates.


                                       8-7

                  13. after payment of the amounts specified in clauses (1) -
         (12) above, to pay the Class B-3I Distribution Amount to the Class B-3I Certificateholders;

                  14. after payment of the amounts specified in clauses (1) -
         (13) above, to reimburse the Class C Certificateholders for expenses incurred by and reimbursable to them pursuant to Section 10.06; and

                  15. after payment of the amounts specified in clauses (1) -
         (14) above, any remaining funds shall be paid to the Class C Master Certificateholders.

         b. On each Remittance Date, the Uncertificated Subsidiary Interests shall receive distributions, to the extent of the Amount Available, in the following order of priority:

                  1. Each Class of Class A Uncertificated Subsidiary Interests shall receive distributions of principal in an amount equal to the amount of principal distributed to its respective Corresponding Certificate Class pursuant to Section 8.03(a)(6);

                  2. The Class M-S1 Interest shall receive a distribution of principal in an amount equal to the amount of principal distributed to the Class M-1 Certificates pursuant to Section 8.03(a)(7);

                  3. The Class M-S2 Interest shall receive a distribution of principal in an amount equal to the amount of principal distributed to the Class M-2 Certificates pursuant to Section 8.03(a)(8);

                  4. The Class B-S1 and Class B-S2 Interests shall receive distributions of principal in an amount equal to the amount of principal distributed to its respective Corresponding Certificate Class pursuant to Section 8.03(a)(9)-(10);

                  5. Each Class of Uncertificated Subsidiary Interests shall receive distributions of interest, pro rata in an amount equal to (i) 1/12th of the Weighted Average Contract Rate times the outstanding Subsidiary Interest Principal Balance of such Class of Uncertificated Subsidiary Interests, plus (ii) any Unpaid Subsidiary Interest Shortfall with respect to such Class; and

                  6. Any remaining Amount Available shall be distributed to the Class C Subsidiary Certificateholders.

         On each Remittance Date the Trustee shall be deemed to deposit in the Certificate Account, for distribution to the holders of the Certificates in the priority set forth in Section 8.03(a), the amount distributed to the Trustee as holder of the Uncertificated Subsidiary Interests under Section 8.04(b).

         c. If the applicable Monthly Report indicates a Class M-1 Interest Deficiency Amount, a Class M-2 Interest Deficiency Amount and/or a Class B-1 Interest Deficiency


                                       8-8

Amount for such Remittance Date, the Trustee shall withdraw from the Certificate Account (to the extent of funds on deposit therein one Business Day prior to such Remittance Date, after distribution of the Amount Available pursuant to
Section 8.03(a)) an amount equal to the Class M-1 Interest Deficiency Amount, the Class M-2 Interest Deficiency Amount and the Class B-1 Interest Deficiency Amount (or the amount of such funds in the Certificate Account, if less) and distribute such amount, first to the Class M-1 Certificateholders up to the amount of the Class M-1 Interest Deficiency Amount (or pro rata, if such funds are less than the Class M-1 Interest Deficiency Amount), if any, then to the Class M-2 Certificateholders up to the amount of the Class M-2 Interest Deficiency Amount (or pro rata, if such funds are less than the Class M-2 Interest Deficiency Amount), if any, and then to the Class B-1 Certificateholders up to the amount of the Class B-1 Interest Deficiency Amount (or pro rata, if such remaining funds are less than the Class B-1 Interest Deficiency Amount); provided, however, that (i) no such withdrawal shall be made with respect to the Class M-1 Interest Deficiency Amount if the Cumulative Realized Losses as of such Remittance Date are greater than $277,750,000; (ii) no such withdrawal shall be made with respect to the Class M-2 Interest Deficiency Amount if the Cumulative Realized Losses as of such Remittance Date are greater than $214,500,000 (iii) no withdrawal with respect to Class B-1 Interest Deficiency Amount shall be made if the Cumulative Realized Losses as of such Remittance Date are greater than $178,750,000; (iv) no withdrawal with respect to a Class M-1 Interest Deficiency Amount shall be made if the aggregate withdrawals with respect to all prior Class M-1 Interest Deficiency Amounts equal $4,995,100; (v) no withdrawal with respect to a Class M-2 Interest Deficiency Amount shall be made if the aggregate withdrawals with respect to all prior Class M-2 Interest Deficiency Amounts equal $2,866,600; and (vi) no withdrawal with respect to a Class B-1 Interest Deficiency Amount shall be made if the aggregate withdrawals with respect to all prior Class B-1 Interest Deficiency Amounts equal $1,655,500. If such applicable Monthly Report indicates that the Class B-2 Formula Distribution Amount for such Remittance Date exceeds the Remaining Amount Available, the Trustee shall withdraw from the Certificate Account (to the extent of funds on deposit therein as a consequence of a deposit made by the Company pursuant to Section 8.04(a)) an amount equal to the Guarantee Payment and distribute such amount to the Class B-2 Certificateholders.

         d. Notwithstanding the priorities set forth above, any Pre-Funded Amount deposited in the Certificate Account shall be applied solely to pay principal on the Certificates and any amount withdrawn from the Capitalized Interest Account and deposited in the Certificate Account shall be applied solely as described in Section 8.06.

         e. If the Trustee shall not have received the applicable Monthly Report by any Remittance Date, the Trustee shall distribute all funds then in the Certificate Account to Certificateholders in accordance with Section 8.03(a), to the extent of such funds, on such Remittance Date.

         SECTION 8.04.  Limited Guarantee.

         a. No later than the third Business Day prior to each Remittance Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Guarantee Payment


                                       8-9

(if any) for such Remittance Date. Not later than the Business Day preceding each Remittance Date, the Company shall deposit the Guarantee Payment, if any, for such Remittance Date into the Certificate Account.

         b. The obligations of the Company under this Section shall not terminate upon or otherwise be affected by a Service Transfer pursuant to
Article VII of this Agreement.

         c. The obligation of the Company to provide the Limited Guarantee under this Agreement shall terminate on the Final Remittance Date.

         d. The obligation of the Company to make the Guarantee Payments described in subsection (a) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Guarantee Payments described in subsection (a) above shall be deemed a guarantee by the Company of indebtedness of the Trust for money borrowed from the Class B-2
Certificateholders.

         e. If the Company fails to make a Guarantee Payment in whole or in part, the Company shall promptly notify the Trustee, and the Trustee shall promptly notify Standard & Poor's and Fitch.

         f. The Class C Subsidiary Certificateholders may at any time, but are not obligated to, supplement the Company's Limited Guarantee by depositing assets in a "qualified reserve fund," within the meaning of ss. 860G(a)(7) of the Code in accordance with ss. 860G(d)(2)(D) of the Code.

         SECTION 8.05.  Company's or Servicer's Repurchase Option.

         a. Subject to the conditions in subsection (b) below, the Company or the Servicer may repurchase all of the Contracts and all property acquired in respect of any Contract remaining in the Trust at a price equal to the greater of:

         A. the sum of (x) 100% of the principal balance of each Contract (other than any Contract as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause (y) below), plus (y) the fair market value of such acquired property (as determined by the Company as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to
                  Section 12.04) or

         B. the aggregate fair market value (as determined by the Company as of the close of business on such third Business Day) of all of the assets of the Trust,

plus, in either case, any Unpaid Class A Interest Shortfall, any Unpaid Class M-1 Interest Shortfall, any Unpaid Class M-1 Liquidation Loss Interest Shortfall, any Unpaid Class M-2 Interest Shortfall, any Unpaid Class M-2 Liquidation Loss Interest Shortfall, any Unpaid Class


                                      8-10

B-1 Interest Shortfall, any Unpaid Class B-1 Liquidation Loss Interest Shortfall and any Unpaid Class B-2 Interest Shortfall as well as one month's interest at the applicable Contract Rate on the Scheduled Principal Balance of each Contract (including any Contract as to which the related Manufactured Home has been repossessed).

         b. The purchase by the Company or the Servicer of all of the Contracts pursuant to Section 8.05(a) above shall be at the option of the Company, but shall be conditioned upon (1) the Pool Scheduled Principal Balance, at the time of any such purchase, aggregating less than 10% of the Cut-off Date Pool Principal Balance, (2) such purchase constituting a plan of complete liquidation of each of the Subsidiary REMIC and the Master REMIC in accordance with Section 860F of the Code, (3) the Company or the Servicer having provided the Trustee and the Depository (if any) with at least 30 days' written notice and (4) the Company or the Servicer (as applicable) shall have delivered to the Trustee an unqualified Opinion of Counsel stating that payment of the purchase price to the Certificateholders will not constitute a voidable preference or fraudulent transfer under the United States Bankruptcy Code. If such option is exercised, the Company or the Servicer, as applicable, shall provide to the Trustee the certification required by Section 12.03, which certificate shall constitute a plan of complete liquidation of each of the Subsidiary REMIC and the Master REMIC within the meaning of Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Company or the Servicer, as applicable, the Contract Files and Land-and-Home Contract Files pertaining to the Contracts being repurchased.

         SECTION 8.06.  Capitalized Interest Account.

         a. On or before the Closing Date, the Trustee shall establish the Capitalized Interest Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein $1,500,000 received from the Company pursuant to Section 2.02(s). The Capitalized Interest Account shall be entitled "U.S. Bank National Association as Trustee for the benefit of holders of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series 1999- 2." On the Remittance Dates occurring in May 1999 and June 1999, if the Monthly Report for such Remittance Date indicates that the Amount Available (after payment of the amount specified in clause (1) of Section 8.03(a) and including in the Amount Available only payments in respect of interest on the Contracts) is not sufficient to pay the Class A Interest Distribution Amount, plus the Class M-1 Interest Distribution Amount, plus the Class M-2 Interest Distribution Amount, plus the Class B-1 Interest Distribution Amount, the Trustee shall withdraw the amount of such deficiency, or the amount of funds in the Capitalized Interest Account (net of any investment earnings thereon), if less, and shall deposit such funds in the Certificate Account for distribution on such Remittance Date in order first to pay any deficiency in the Amount Available to pay the Class A Interest Distribution Amount, second to pay any deficiency in the Amount Available to pay the Class M-1 Interest Distribution Amount, third to pay any deficiency in the Amount Available to pay the Class M-2 Interest Distribution Amount, and fourth to pay any deficiency in the Amount Available to pay the Class B-1 Interest Distribution Amount.


                                      8-11

         b. The Capitalized Interest Account shall be part of the Trust but not part of the Subsidiary REMIC or the Master REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Capitalized Interest Account. Green Tree Finance Corp.--Two shall be the beneficial owner of the Capitalized Interest Account, subject to the foregoing power of the Trustee to transfer amounts in the Capitalized Interest Account to the Certificate Account. Funds in the Capitalized Interest Account shall, at the direction of Green Tree Finance Corp.--Two, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Remittance Date. All net income and gain from such investments shall be distributed to Green Tree Finance Corp.--Two on such Remittance Date. All amounts earned on amounts on deposit in the Capitalized Interest Account shall be taxable to Green Tree Finance Corp.--Two.

         c. Any funds remaining in the Capitalized Interest Account after the Remittance Date in June 1999 shall be distributed to Green Tree Finance Corp.--Two. After such date no further amounts shall be deposited in or withdrawn from the Capitalized Interest Account. Any losses on such investments shall be deposited in the Capitalized Interest Account by Green Tree Finance Corp.--Two out of its own funds immediately as realized.

         SECTION 8.07.  Pre-Funding Account.

         a. On or before the Closing Date, the Trustee shall establish the Pre-Funding Account on behalf of the Trust, which must be an Eligible Account. The Pre-Funding Account shall be entitled "Pre-Funding Account, U.S. Bank National Association as Trustee for the benefit of holders of Certificates, Series 1999-2." The Trustee shall maintain within the Pre-Funding Account two subaccounts, the Pre-Funding Subaccount and the Undelivered Contract Subaccount. The Undelivered Contract Subaccount pertains to those Land-and-Home Contracts transferred to the Trust on the Closing Date that are Undelivered Contracts. Funds deposited in the Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Certificates for the uses and purposes set forth herein.

         b. The Trustee shall deposit in the Pre-Funding Subaccount the amount received from the Company pursuant to Section 2.02(t). Amounts on deposit in the Pre-Funding Subaccount shall be withdrawn by the Trustee as follows:

                  (i) On any Subsequent Transfer Date, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Contract transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.03(b) with respect to such transfer and assignment.

                  (ii) On the Business Day immediately preceding the Post-Funding Remittance Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Pre-Funding Subaccount, net of investment earnings.


                                      8-12

         c. The Trustee shall deposit in the Undelivered Contract Subaccount the amount received from the Company pursuant to Section 2.02(u). Amounts on deposit in the Undelivered Contract Subaccount shall be withdrawn by the Trustee as follows:

                  (i) If the Company delivers the related Land-and-Home Contract File for an Undelivered Contract to the Trustee at least two Business Days before the last day of the Pre-Funding Period, the Trustee shall withdraw an amount equal to 100% of the Cut-off Date Principal Balance of such Contract and pay such amount to or upon the order of the Company.

                  (ii) [Reserved]

                  (iii) The Company shall give the Trustee telephonic notice of its intended delivery of Land-and-Home Contract Files. The Trustee will use reasonable efforts to process Contract Files and remit any amount payable for them to the Company in a timely manner.

                  (iv) On the Business Day immediately preceding the Post-Funding Remittance Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Undelivered Contract Subaccount, net of investment earnings.

         d. The Pre-Funding Account shall be part of the Trust but not part of the Master REMIC or Subsidiary REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Pre-Funding Account. The Company shall be the beneficial owner of the Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Pre-Funding Account to the Certificate Account. Funds in the Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses
(i) and (ii)(A) of the definition of "Eligible Investment" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Pre-Funding Account shall be taxable to the Company. The Trustee shall release to the Company all investment earnings in the Pre-Funding Account on the Post-Funding Remittance Date.


                                      8-13

                                   ARTICLE IX

            THE CERTIFICATES AND UNCERTIFICATED SUBSIDIARY INTERESTS
            --------------------------------------------------------

         SECTION 9.01.  The Certificates.

         a. The Uncertificated Subsidiary Interests shall be issued as nontransferable (except to a successor Trustee) uncertificated interests evidencing, as to each such Class, 100% of the interest in distributions required to made to such Class, and having the original Subsidiary Interest Principal Balance specified with respect to such Class of Uncertificated Subsidiary Interests. The Class C Subsidiary Certificates shall be substantially in the form set forth in Exhibit J hereto, and shall, on original issue, be executed by the Trustee on behalf of the Trust upon the order of the Company. The Class C Subsidiary Certificates shall be issuable in Percentage Interests, and shall be evidenced by a single Class C Subsidiary Certificate issued on the Closing Date to Green Tree Finance Corp.-Two.

         b. The Class A, the Class M-1, the Class M-2, the Class B-1, the Class B-2, the Class B-3I and the Class C Master Certificates shall be substantially in the forms set forth in Exhibits A, B, C-1, C-2 and K, respectively, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Company. The Class A, the Class M-1, the Class M-2, and the Class B Certificates shall be evidenced by (i) one or more Class A-1 Certificates representing $78,000,000 initial aggregate principal balance, (ii) one or more Class A-2 Certificates representing $48,000,000 initial aggregate principal balance, (iii) one or more Class A-3 Certificates representing $85,000,000 initial aggregate principal balance, (iv) one or more Class A-4 Certificates representing $33,500,000 initial aggregate principal balance, (v) one or more Class A-5 Certificates representing $40,750,000 initial aggregate principal balance, (vi) one or more Class A-6 Certificates representing $47,000,000 initial aggregate principal balance, (vii) one or more Class A-7 Certificates representing $600,000,000 initial aggregate principal balance,(viii) one or more Class M-1 Certificates representing $57,750,000 initial aggregate principal balance, (ix) one or more Class M-2 Certificates representing $30,250,000 initial aggregate principal balance, (x) one or more Class B-1 Certificates $44,000,000 initial aggregate principal balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class B-2 Certificates shall be evidenced by one or more definitive, fully registered Certificates, representing $35,750,000 initial aggregate principal balance, in minimum dollar denominations of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class B-3I, Class C Master, and Class C Subsidiary Certificates shall be issuable in Percentage Interests and shall each be evidenced by a single certificate issued on the Closing Date to Green Tree Finance Corp.-Two.

         c. The Certificates shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or did not hold such offices at the date of such


                                       9-1

Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their execution, except for those Certificates executed on the Closing Date, which shall be dated the Closing Date.

         SECTION 9.02.  Registration of Transfer and Exchange of Certificates.

         a. The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.02 a "Certificate Register" in which the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee initially appoints itself to be the "Certificate Registrar" and transfer agent for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein. The Trustee will give prompt written notice to Certificateholders and the Servicer of any change in the Certificate Registrar.

         b. (1) Subject to clauses (2) and (3) below, no transfer of a Class B-2 Certificate, Class B-3I Certificate, Class C Subsidiary Certificate or Class C Master Certificate shall be made by the Company or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Company may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Company, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit M attached hereto, which investment letter shall not be an expense of the Trustee or the Company. Any Class B-2 Certificateholder, Class B-3I Certificateholder, Class C Subsidiary Certificateholder or Class C Master Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (2) No transfer of a Class M-1 Certificate, a Class M-2 Certificate, a Class B Certificate, a Class B-3I Certificate, a Class C Subsidiary Certificate or a Class C Master Certificate or any interest therein shall be made to any employee benefit plan, trust or account that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code (each, a "Plan"), unless the prospective transferee of a Certificate or interest therein provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Servicer, the Company or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.


                                       9-2

         (3) Notwithstanding anything to the contrary contained herein, (A) neither the Class C Subsidiary Certificate nor the Class C Master Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of the Class C Subsidiary Certificate or Class C Master Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver for the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual interest to or by a foreign person; provided, however, that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of the Class C Subsidiary Certificate or the Class C Master Certificate, as the case may be, by any Disqualified Organization will not result in the imposition of federal income tax upon the Subsidiary REMIC or the Master REMIC or any Certificateholder or any other person or otherwise adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of the Class C Subsidiary Certificate or Class C Master Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed to not be the Class C Subsidiary or Class C Master Certificateholder, as the case may be, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Class C Subsidiary Certificate or Class C Master Certificate, and shall be deemed to have no interest whatsoever in the Class C Subsidiary Certificate or Class C Master Certificate. Each Class C Subsidiary or Class C Master Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

         (4) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed to not be the Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificate, and shall be deemed to have no interest whatsoever in such Certificate.


                                       9-3

         (5) The Trustee shall give notice to Standard & Poor's and Fitch promptly following any transfer, sale or other disposition of a Class B-2, Class B-3I, Class C Subsidiary or Class C Master Certificate.

         c. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate original denomination, upon surrender of such Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing.

         d. Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A, Class M-1, Class M-2 and Class B-1 Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A, Class M-1, Class M-2 and Class B-1 Certificates;
(iii) ownership and transfers of registration of the Class A, Class M-1, Class M-2 and Class B-1 Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class A, Class M-1, Class M-2 and Class B-1 Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         e. If (x) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (y) the Trustee or the Company is unable to locate a qualified successor or (z) the Company at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A Certificates, Class M Certificates and Class B-1 Certificates (the "Definitive Certificates") to


                                       9-4

Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B-1 Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         f. On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class A-5 Certificate, one Class A-6 Certificate, one Class A-7 Certificate, one Class M-1 Certificate, one Class M-2 Certificate and one Class B-1 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the related Original Principal Balance, respectively. If, however, the aggregate principal amount of a Class of Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates or the Class B-1 Certificates exceeds $200,000,000, one such Class A Certificate, Class M-1 Certificate, Class M-2 Certificate and/or Class B-1 Certificate will be issued with respect to each $200,000,000 of principal amount and an additional Certificate of such Class or Classes will be issued with respect to any remaining principal amount. Each such Class A, Class M-1, Class M-2 and Class B-1 Certificate registered in the name of the Depositary's nominee shall bear the following legend:

         "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         SECTION 9.03.  No Charge; Disposition of Void Certificates.

         No service charge shall be made to a Certificateholder for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.


                                       9-5

         SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and original denomination. Upon the issuance of any new Certificate under this Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

         SECTION 9.05.  Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Company, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Company, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Company, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

         SECTION 9.06.  Access to List of Certificateholders' Names and
Addresses.

         The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that none of the Company, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any


                                       9-6
such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 9.07.  Authenticating Agents.

         The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates. For all purposes of this Agreement, the execution and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates "by the Trustee."


                                       9-7

                                    ARTICLE X

                                   INDEMNITIES
                                   -----------

         SECTION 10.01.  Company's Indemnities.

         The Company will defend and indemnify the Trust, the Trustee (including the Custodian, the Paying Agent and any other agents of the Trustee) and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation of any third-party claims (i) arising out of or resulting from the origination of any Contract (including but not limited to truth in lending requirements) or the servicing of such Contract prior to its transfer to the Trust (but only to the extent such cost, expense, loss, damage, claim or liability is not provided for by the Company's repurchase of such Contract pursuant to Section 3.05) or (ii) arising out of or resulting from the use or ownership of any Manufactured Homes by the Company or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Company under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

         SECTION 10.02.  Liabilities to Obligors.

         No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trust or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust and the Certificateholders expressly disclaim such assumption.

         SECTION 10.03.  Tax Indemnification.

         The Company agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian, the Paying Agent and any other agents of the Trustee) and the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates), any tax imposed on the Trust as a result of the Company's repurchase of any Contract pursuant to Section 3.05(c), and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Company, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder or otherwise.


                                      10-1

         SECTION 10.04.  Servicer's Indemnities.

         The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian, the Paying Agent and any other agents of the Trustee) and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Contract. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section
10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Company of, any such Contract.

         SECTION 10.05.  Operation of Indemnities.

         Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Company or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Company or the Servicer, as the case may be, without interest.

         SECTION 10.06.  REMIC Tax Matters.

         If Class C Subsidiary Certificateholders or Class C Master Certificateholders, pursuant to Section 6.06, pay any taxes or charges imposed upon the Subsidiary REMIC or the Master REMIC, as the case may be, as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class C Subsidiary Certificateholders or Class C Master Certificateholders shall be entitled to be reimbursed therefor out of the Certificate Account as provided in
Section 8.03; provided, however, that any such taxes or charges shall not be expenses or costs of the Trust, nor will the Class C Subsidiary Certificateholders or Class C Master Certificateholders be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure by the Company, the Trustee or any Servicer to comply with the provisions of Section 2.04.


                                      10-2

                                   ARTICLE XI

                                   THE TRUSTEE
                                   -----------

         SECTION 11.01.  Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement.

         Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

         a. Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

         b. The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         c. The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders with aggregate Percentage Interests representing 25% or more of the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

         d. The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains


                                      11-1
actual knowledge of such event or the Trustee receives written notice of such event from the Servicer or the Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more.

         None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 11.02.  Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 11.01:

         a. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         b. The Trustee may consult with counsel and any opinion of any counsel for the Company or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         c. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         d. Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing, as to any Class,


                                      11-2

Percentage Interests representing 25% or more; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

         e. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

         SECTION 11.03.  Trustee Not Liable for Certificates or Contracts.

         The Trustee assumes no responsibility for the correctness of the recitals contained herein or in the Certificates (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates (other than its execution thereof) or of any Contract, Contract File, Land-and-Home Contract File or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Company of funds paid to the Company in consideration of conveyance of the Contracts to the Trust by the Company or deposited into or withdrawn from the Certificate Account by the Servicer.

         SECTION 11.04. Rights of Certificateholders to Direct Trustee and to Waive Event of Termination.

         Holders of each Class of Class A Certificates, Holders of Class M-1 Certificates, Holders of Class M-2 Certificates and Holders of Class B-1 Certificates evidencing, as to each such Class, Percentage Interests representing 25% or more shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders; and provided further that the Trustee shall instead follow the directions of Holders of each Class of Class A Certificates, Holders of Class M-1 Certificates, Holders of Class M-2 Certificates and Holders of Class B-1 Certificates evidencing, as to each such Class, Percentage Interests aggregating 51% or more whenever it receives conflicting directions from each Class of Class A Certificateholders, Class M-1 Certificateholders, Class M-2 Certificateholders and Class B-1 Certificateholders. Holders of each Class of Class A


                                      11-3

Certificates, Holders of Class M-1 Certificates and, Class M-2 Certificates and Holders of Class B-1 Certificates evidencing, as to each such Class, Percentage Interests representing 51% or more may on behalf of Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect of a covenant or provision hereof which under Section 12.07 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon. Following the Class M-2 Cross-over Date, if all distributions payable to the Class A Certificateholders and the Class M-2 Certificateholders have either been made or provided for in accordance with this Agreement, then the Holders of Class B-1 Certificates may exercise the rights given to the Class A Certificateholders, the Class M-1 Certificateholders and the Class M-2 Certificateholders under this Section.

         SECTION 11.05.  The Servicer to Pay Trustee's Fees and Expenses.

         The Servicer agrees:

         a. to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         b. except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         c. to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         All such payments by the Servicer shall be made from its own funds. The covenants in this Section 11.05 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement.

         SECTION 11.06.  Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers and a Title I approved lender pursuant to FHA Regulations, shall not be an Affiliate of the Company, and shall have a combined capital and surplus of at


                                      11-4
least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.06, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee shall at all times have a long-term deposit rating (or, if the Trustee is a wholly owned subsidiary of a bank holding company system and not rated, the bank holding company shall have a long-term senior unsecured debt rating) from Standard & Poor's of at least BBB or as shall be otherwise acceptable to Standard & Poor's and a rating from Fitch (if rated by Fitch) of at least BBB or as shall be otherwise acceptable to Fitch. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

         SECTION 11.07.  Resignation or Removal of Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Company. A copy of any such notice shall be sent to Standard & Poor's and Fitch. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Company and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee. If the Company shall have removed the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.08.

         SECTION 11.08.  Successor Trustee.

         Any successor Trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Servicer, the Company and to its predecessor Trustee an


                                      11-5
instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Contracts, Contract Files and Land-and-Home Contract Files and any related documents and statements held by it hereunder; and, if the Land-and-Home Contract Files are then held by a custodian pursuant to a custodial agreement, the predecessor Trustee and the custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 11.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.06.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 11.08, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to each Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 11.09.  Merger or Consolidation of Trustee.

         Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify Standard & Poor's and Fitch in the event it is a party to any merger, conversion or consolidation.

         SECTION 11.10.  Tax Returns.

         Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Subsidiary REMIC and the Master REMIC and the Trustee shall execute such returns.


                                      11-6

         SECTION 11.11.  Obligor Claims.

         In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Contracts based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Contracts, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. ss.
433) as amended from time to time:

                  a. The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any seller of home improvements, in the arrangement, origination or making of Contracts. The Trustee is the holder of the Contracts only as trustee on behalf of the Certificateholders, and not as a principal or in any individual or personal capacity;

                  b. The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders for any offset defense amounts applied against Contract payments, pursuant to such legal actions;

                  c. The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

                  d. The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders.

                  e. The Trustee will cooperate with and assist Certificateholders in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

                  f. The Company hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders from and against any and all liability, loss, costs and expenses of the Trustee, Certificateholders resulting from any affirmative claims for recovery asserted or collected by Obligors under the Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Company under this
         Section 11.11(f) shall not terminate upon a Service Transfer pursuant to Article VII.

         SECTION 11.12.  Appointment of Co-Trustee or Separate Trustee.

         The Company shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, or as


                                      11-7
custodians, for the purpose of conforming to any legal requirement, restriction or condition (i) with respect to the holding of the Contracts, the Contract Files and the Land-and-Home Contract Files or (ii) with respect to the enforcement of a Contract in any state in which a Manufactured Home is located or in any state in which any portion of the Trust is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all Certificateholders and shall, subject to the provisions of the following paragraph, have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

         Every separate trustee, co-trustee and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (A) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of monies shall be exercised solely by the Trustee;

                  (B) all other rights, powers, duties and obligations conferred or imposed upon the Trustee, to the extent also imposed upon such separate trustees, co-trustees or custod ians, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including holding of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee, co-trustee, or custodian;

                  (C) no separate trustee, co-trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other separate trustee, co-trustee or custodian hereunder; and

                  (D) the Company may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it.

         If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or custodian. The reasonable fees and expenses of any such separate trustee, co-trustee or custodian shall be treated as additional fees and expenses of the Trustee subject to Section 11.05 and payable by the Servicer if and only to the extent the Servicer shall have consented in writing to his or its appointment, which consent shall not be unreasonably withheld.


                                      11-8

         SECTION 11.13.  Agents of Trustee.

         To the extent not prohibited by law and not inconsistent with the terms of this Agreement (including, without limitation, Section 11.12), the Trustee may, with the prior consent of the Company, appoint one or more agents to carry out ministerial matters on behalf of the Trustee under this Agreement.


                                      11-9

                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

         SECTION 12.01. Servicer Not to Assign Duties or Resign; Delegation of Servicing Functions.

         The Servicer may not sell or assign its rights and duties as Servicer hereunder, except as expressly provided for herein, provided that the Servicer may pledge or assign the right to receive all or any portion of the Monthly Servicing Fee payable to it. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect addressed and delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Sections
7.02 and 7.03.

         Notwithstanding the foregoing:

                  a. Any person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the criteria set forth in the definition of an Eligible Servicer. The Servicer shall promptly notify Standard & Poor's and Fitch of any such merger to which it is a party.

                  b. The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as said subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder.

         SECTION 12.02.  Maintenance of Office or Agency.

         The Trustee will maintain in St. Paul, Minnesota, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East Fifth Street, St. Paul, Minnesota 55101 Attention: Tamara Schultz-Fugh. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.


                                      12-1

         SECTION 12.03.  Termination.

         a. This Agreement shall terminate (after distribution of all amounts due to Certificateholders pursuant to Sections 8.01 and 8.03) on the earlier of
(a) the Remittance Date on which the Pool Scheduled Principal Balance is reduced to zero and all amounts payable to Certificateholders on such Remittance Date have been distributed to Certificateholders or (b) the Remittance Date on which the Company or the Servicer repurchases the Contracts pursuant to Section 8.05; provided, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof; and provided further, that the Servicer's and the Company's representations and warranties and indemnities by the Company and the Servicer shall survive termination.

         b. Notice of any termination, specifying the Final Remittance Date (which shall be a date that would otherwise be a Remittance Date) upon which all Certificateholders may surrender their Certificates to the Company for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Company ten days prior to the date such notice is to be mailed) by letter to Standard & Poor's, Fitch and the Certificateholders mailed no later than the fifth Business Day of the month of the Final Remittance Date specifying (1) the Final Remittance Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Company therein designated; (2) the amount of any such final payment; and (3) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Company therein specified. Any notice of purchase of Contracts by the Company pursuant to
Section 8.05 shall constitute the adoption by the Trustee on behalf of the Certificateholders of a plan of complete liquidation of the Subsidiary REMIC and the Master REMIC within the meaning of Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Subsidiary REMIC and the Master REMIC by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders. In the event such notice is given in connection with the Company's election to purchase the Contracts, the Company shall deposit in the Certificate Account on the Final Remittance Date in immediately available funds an amount equal to the above-described purchase price and upon such deposit Certificateholders will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon certification to the Trustee by a Servicing Officer, following such final deposit the Trustee shall promptly release to the Company the Contract Files for the remaining Contracts, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

         c. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority, to Certificateholders on the Final Remittance Date in proportion to their respective Percentage Interests an amount equal to (i) as to Class A Certificates, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5


                                      12-2

Principal Balance, the Class A-6 Principal Balance and the Class A-7 Principal Balance together with any Unpaid Class A Interest Shortfall and one month's interest at the related Remittance Rate on the related Class, respectively (calculated in the manner specified in Section 1.03), (ii) as to Class M-1 Certificates, the Class M-1 Principal Balance together with any Unpaid Class M-1 Interest Shortfall, any Unpaid Class M-1 Liquidation Loss Interest Shortfall and one month's interest at the Class M-1 Remittance Rate on the Class M-1 Principal Balance, (iii) as to Class M-2 Certificates, the Class M-2 Principal Balance together with any Unpaid Class M-2 Interest Shortfall, any Unpaid Class M-2 Liquidation Loss Interest Shortfall and one month's interest at the Class M-2 Remittance Rate on the Class M-2 Principal Balance, (iv) as to Class B-1 Certificates, the Class B-1 Principal Balance together with any Unpaid Class B-1 Interest Shortfall, any Unpaid Class B-1 Liquidation Loss Interest Shortfall and one month's interest at the Class B-1 Remittance Rate on the Class B-1 Principal Balance, (v) as to Class B-2 Certificates, the Class B-2 Principal Balance together with any Unpaid Class B-2 Interest Shortfall and one month's interest at the Class B-2 Remittance Rate on the Class B-2 Principal Balance, (vi) as to Class B-3I Certificates, any Unpaid Class B-3I Shortfall, and (vii) as to Class C Master Certificates, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i)-(vi) above; provided that any Guarantee Payment deposited in the Certificate Account shall be distributed only to the Class B-2 Certificateholders. The distribution on the Final Remittance Date shall be in lieu of the distribution otherwise required to be made on such Remittance Date in respect of each Class of Certificates.

         d. In the event that all of the Certificateholders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Company shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders who have not surrendered their Certificates for cancellation, together with the final record list of Certificateholders, and the Company shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

         e. Each Certificateholder hereby irrevocably approves and appoints the Trustee as its attorney-in-fact for the purposes of adoption of the plan of complete liquidation.

         SECTION 12.04.  Acts of Certificateholders.

         a. Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates of the specified Class or Classes evidencing, as to each such Class, Percentage Interests aggregating 51% or more.


                                      12-3

         b. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Company if made in the manner provided in this Section.

         c. The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         d. The ownership of Certificates shall be proved by the Certificate Register.

         e. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         f. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 12.05.  Calculations.

         Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

         SECTION 12.06.  Assignment or Delegation by Company.

         Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Company may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates of each Class evidencing, as to each such Class, Percentage Interests aggregating 66 2/3% or more, and any attempt to do so without such consent shall be void. It is understood that the foregoing does not prohibit the pledge or assignment by the Company of any right to payment pursuant to Article VIII.

         Notwithstanding the foregoing, any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary


                                      12-4
notwithstanding. The Company shall promptly notify Standard & Poor's and Fitch of any such merger to which it is a party.

         SECTION 12.07.  Amendment.

         a. This Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of each of the Subsidiary REMIC and the Master REMIC as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Subsidiary REMIC, the Master REMIC and the Certificateholders, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, to add or amend any provision as required by Standard & Poor's, Fitch, or any other nationally recognized statistical rating organization in order to improve or maintain the rating of any Class of Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates or any Class of Class B Certificates, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Company, adversely affect in any material respect the interests of any Certificateholder.

         b. This Agreement may also be amended from time to time by the Servicer, the Company and the Trustee, with the consent of Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating 51% or more, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Certificate,
(b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the either the Subsidiary REMIC or the Master REMIC as a REMIC under the Code, (d) adversely affect the status of either the Subsidiary REMIC or the Master REMIC as a REMIC or the status of the Regular Certificates as "regular interests" in the Master REMIC or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of all Class C Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholders.


                                      12-5

         c. This Agreement shall not be amended under this Section without the consent of 100% of Certificateholders if such amendment would result in the disqualification of either Subsidiary REMIC or the Master REMIC as a REMIC under the Code.

         d. Concurrently with the solicitation of any consent pursuant to this
Section 12.07, the Trustee shall furnish written notification to Standard & Poor's and Fitch of such solicitation. Promptly after the execution of any amendment pursuant to this Section 12.07, the Trustee shall furnish written notification of the substance of such amendment to Standard & Poor's, Fitch and each Certificateholder.

         e. It shall not be necessary for the consent of Certificateholders under this Section 12.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         f. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         g. In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an unqualified Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by the Agreement.

         h. In the absence of the consent described in subsection (c) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of the Subsidiary REMIC or the Master REMIC as a REMIC or the status of the Regular Certificates as "regular interests" in the Master REMIC, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

         i. Upon the execution of any amendment or consent pursuant to this
Section 12.07, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder hereunder shall be bound thereby.

         SECTION 12.08.  Notices.

         All communications and notices pursuant hereto to the Servicer, the Company and the Trustee shall be in writing and delivered or mailed to it at the appropriate following address:


                                      12-6

         If to the Company or the Servicer:

                  Green Tree Financial Corporation
                  1100 Landmark Towers
                  345 St. Peter Street
                  St. Paul, Minnesota  55102-1639
                  Attention:  Chief Financial Officer
                  Telecopier Number:  (651) 293-5746

         If to the Trustee:

                  U.S. Bank National Association
                  180 East Fifth Street
                  St. Paul, Minnesota  55101
                  Attention:  Tamara Schultz-Fugh
                  Telecopier Number:  (651) 244-0089

         If to Standard & Poor's:

                  Standard & Poor's Rating Services, a division of The
                           McGraw-Hill Companies, Inc.
                  26 Broadway, Fifteenth Floor
                  New York, New York 10004
                  Attention: Asset Backed Securities Surveillance Group Telecopier Number: (212) 208-1582

         If to Fitch:

                  Fitch IBCA, Inc.
                  One State Street Plaza, 31st Floor
                  New York, NY 10004
                  Attention:  ABS Surveillance Group
                  Telecopier Number:   (212) 344-1986

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

         All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

         SECTION 12.09.  Merger and Integration.

         Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings,


                                      12-7
written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 12.10.  Headings.

         The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 12.11.  Governing Law.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.


                                      12-8

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized this 31st day of March, 1999.

                                       GREEN TREE FINANCIAL CORPORATION


                                       By
                                          --------------------------------------
                                          Joel H. Gottesman
                                          Senior Vice President, General Counsel
                                          and Secretary



                                       U.S. BANK NATIONAL ASSOCIATION
                                       not in its individual capacity but
                                          solely as Trustee


                                       By
                                          --------------------------------------
                                          Tamara Schultz-Fugh



                                       By
                                          --------------------------------------



                                      12-9

                                                                       EXHIBIT A
                                                                       ---------

                           FORM OF CLASS A CERTIFICATE
                           ---------------------------


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class A-[1][2][3][4][5][6][7]         No.
(Senior)


Cut-off Date:  as defined in the      Remittance Rate:  ____%
Pooling and Servicing Agreement       [Remittance Rate:  Floating Rate equal to
dated as of March 1, 1999             the Weighted Average Contract Rate
                                      (subject to a  maximum of __%)]
First Remittance Date:
May 1, 1999                           Denomination:  $___________

                                      Aggregate Denomination of
Servicer:                             All Class A-[1][2][3][4][5][6][7]
Green Tree Financial Corporation      Certificates: $____________

                                      Maturity Date: _______________
                                      (or if such day is not a
                                      Business Day, then the next
                                      succeeding Business Day)

                                      CUSIP:  _____


                          MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
              SERIES 1999-2, CLASS A-[1][2][3][4][5][6][7] (SENIOR)


         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

         This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Manufactured Housing Contract

Senior/Subordinate Pass-Through Certificate Trust 1999-2 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in May 1999, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class of Class A Certificates with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class A Distribution Amount to be distributed to such Class of Class A Certificates. The Maturity Date of this Certificate is __________ or the next succeeding Business Day if such ________ 1 is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 1999-2 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                MANUFACTURED HOUSING CONTRACT
                                          SENIOR/SUBORDINATE
                                          PASS-THROUGH CERTIFICATE
                                          TRUST 1999-2



                                      By  U.S. BANK NATIONAL ASSOCIATION


                                      By
                                         --------------------------------------
                                         Authorized Signatory

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



Dated:                                     By
                                             ----------------------------------
                                             Signature

                                                                       EXHIBIT B
                                                                       ---------

                       FORM OF CLASS M-[1][2] CERTIFICATE
                       ----------------------------------


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [AND THE CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class M-[1][2]                          No.
(Subordinate)



                                        Remittance Rate:  Floating Rate equal
Cut-off Date:  as defined in the        to the Weighted Average Contract Rate
Pooling and Servicing Agreement         (subject to a maximum of ______%)
dated as of March 1, 1999
                                        Denomination:  $_____________
First Remittance Date:
May 1, 1999                             Aggregate Denomination of
                                        All Class M-[1][2] Certificates:
                                        $________________
Servicer:
Green Tree Financial Corporation        Maturity Date:
                                        ________________
                                        (or if such day is not a
                                        Business Day, then the next
                                        succeeding Business Day)

                                        CUSIP:  _____


                          MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                   SERIES 1999-2, CLASS M-[1][2] (SUBORDINATE)

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

         This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999 between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in May 1999, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class M-[1][2] Certificate with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class [M-1/M-2] Distribution Amount for such Remittance Date. The final scheduled Remittance Date of this Certificate is ____________ or the next succeeding Business Day if such ____________ is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 1999-2 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                             MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE
                                       PASS-THROUGH CERTIFICATE
                                       TRUST 1999-2



                                   By  U.S. BANK NATIONAL ASSOCIATION


                                   By
                                      ---------------------------------------
                                      Authorized Signatory

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



Dated:                                   By
                                            ------------------------------------
                                            Signature

                                                                     EXHIBIT C-1
                                                                     -----------

                       FORM OF CLASS B-[1][2] CERTIFICATE
                       ----------------------------------


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES [,] [AND] THE CLASS M-2 CERTIFICATES [AND THE CLASS B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

Class B-[1][2]                           No.
(Subordinate)


Cut-off Date:  as defined in the         Remittance Rate:  Floating Rate equal
Pooling and Servicing Agreement          to the Weighted Average Contract Rate
dated as of March 1, 1999                (subject to a maximum of  ____%)
                                         Denomination:  $___________
First Remittance Date:
May 1, 1999                              Aggregate Denomination of
                                         All Class B-[1][2] Certificates:
                                         $-----------
Servicer:
Green Tree Financial Corporation         Maturity Date: ________________
                                         (or if such day is not a
                                         Business Day, then the next
                                         succeeding Business Day)

                                         CUSIP:  _____



                                      C-1-1

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
     PASS-THROUGH CERTIFICATES, SERIES 1999-2, CLASS B-[1][2] (SUBORDINATE)


         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

         This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in May 1999 so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class of Class B Certificates with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the Class [B-1/B-2] Distribution Amount for such Remittance Date. The final scheduled Remittance Date of this Certificate is __________, or the next succeeding Business Day if such ________ 1 is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account [and the Limited Guarantee of the Company] to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the


                                      C-1-2

Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

                                      C-1-3

         IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 1999-2 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                           MANUFACTURED HOUSING CONTRACT
                                     SENIOR/SUBORDINATE
                                     PASS-THROUGH CERTIFICATE
                                     TRUST 1999-2


                                 By  U.S. BANK NATIONAL ASSOCIATION


                                 By
                                    -----------------------------------------
                                    Authorized Officer



                                      C-1-4

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



Dated:                                  By
                                           -------------------------------------
                                           Signature



                                      C-1-5

                                                                     EXHIBIT C-2
                                                                     -----------

                         FORM OF CLASS B-3I CERTIFICATE
                         ------------------------------




         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class B-3I                                   No. ___
(Subordinate)


Cut-off Date:  as defined in the             Percentage Interest:  _____%
Pooling and Servicing Agreement
dated as of March 1, 1999
                                             Maturity Date:
First Remittance Date:                       _________________
May 1, 1999                                  (or if such day is not a
                                             Business Day, then the next
                                             succeeding Business Day)
Servicer:
Green Tree Financial Corporation


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
       PASS-THROUGH CERTIFICATES, SERIES 1999-2, CLASS B-3I (SUBORDINATE)



                                      C-2-1

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

         This certifies that Green Tree Finance Corp.--Two is the registered owner of the undivided Percentage Interest set forth above in Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the applicable Cut-off Date. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each related Due Period commencing in May 1999 so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-3I Certificates with an aggregate Percentage Interest of at least 5% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the Class B-3I Distribution Amount for such Remittance Date. The final scheduled Remittance Date of this Certificate is ____________ or the next succeeding Business Day if such ________ 1 is not a Business Day.

                  THIS CERTIFICATE IS AN INTEREST ONLY CERTIFICATE. THE HOLDER OF THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF
PRINCIPAL WITH RESPECT TO THE CONTRACTS.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.


                                      C-2-2

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.


                                      C-2-3

         IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 1999-2 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                         MANUFACTURED HOUSING CONTRACT
                                   SENIOR/SUBORDINATE
                                   PASS-THROUGH CERTIFICATE
                                   TRUST 1999-2


                               By  U.S. BANK NATIONAL ASSOCIATION


                               By
                                  -----------------------------------------
                                  Authorized Officer


                                      C-2-4

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



Dated:                               By
                                       -----------------------------------------
                                       Signature


                                      C-2-5

                                                                       EXHIBIT D
                                                                       ---------

                               FORM OF ASSIGNMENT
                               ------------------


         In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999 between Green Tree Financial Corporation (the "Company") and U.S. Bank National Association, as Trustee (the "Trustee"), the Company does hereby transfer, assign, set over and otherwise convey to the Trustee (i) all the right, title and interest of the Company in and to the Initial and Additional Contracts, including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Initial and Additional Contracts (other than the principal and interest due on the Initial and Additional Contracts before the applicable Cut-off Date), (ii) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing an Initial or Additional Contract for the benefit of the creditor of such Initial or Additional Contract,
(iii) all rights under all FHA/VA Regulations pertaining to any Initial or Additional Contract that is an FHA/VA Contract, (iv) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (v) all documents contained in the Contract Files and the Land-and-Home Contract Files relating to the Initial and Additional Contracts, (vi) an amount equal to the difference between the aggregate Cut-off Date Principal Balances of the Staged-Funding Contracts and the principal balance of the Staged-Funding Contracts as of the Closing Date paid by the underwriters of the Certificates to the Trust by order of the Company out of the proceeds of the sale of the Certificates, (vii) amounts on deposit in the Capitalized Interest Account and in the Pre-Funding Account, and (viii) all proceeds and products in any way derived from any of the foregoing. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Agreement.

         This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ___ day of March, 1999.

                                     GREEN TREE FINANCIAL CORPORATION


[Seal]                               By
                                       -----------------------------------------
                                       [Name]
                                       [Title]

                                                                       EXHIBIT E
                                                                       ---------

                         FORM OF CERTIFICATE OF OFFICER
                         ------------------------------


                        GREEN TREE FINANCIAL CORPORATION

                              OFFICER'S CERTIFICATE

                  We, _________________________ hereby certify that we are the duly elected _________________________________________________, respectively, of
Green Tree Financial Corporation ("Green Tree"), and that as such we are duly authorized to execute and deliver this Certificate on behalf of Green Tree in connection with the Pooling and Servicing Agreement, dated as of March 1, 1999 (the "Pooling and Servicing Agreement") between Green Tree and U.S. Bank National Association, as Trustee, and the Underwriting Agreement relating to the Class A, Class M-1, Class M-2 and Class B-1 Certificates, dated March 11, 1999 (the "Underwriting Agreement"), among Green Tree, Lehman Brothers Inc., J.P. Morgan & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (all capitalized terms used herein without definition having the respective meanings specified in the Pooling and Servicing Agreement and the Underwriting Agreement) and further certify as follows:

                  1. Attached hereto as Exhibits I and II, respectively, are true and correct copies of the Certificate of Incorporation and Restated Bylaws of Green Tree, together with all amendments thereto, both of which are in full force and effect on the date hereof, and attached hereto as Exhibit III are Certificates of Good Standing for Green Tree issued by the Secretary of State of each of the States of Delaware and Minnesota.

                  2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of Green Tree are pending or contemplated.

                  3. There is no litigation pending, or to our knowledge, threatened, which, if determined adversely to Green Tree, would affect adversely the sale of the Contracts, the execution, delivery or enforceability of the Pooling and Servicing Agreement and the Underwriting Agreement, or the ability of Green Tree to service and administer the Contracts in accordance with the terms of the Pooling and Servicing Agreement.

                  4. Each person who, as an officer or representative of Green Tree, signed the Pooling and Servicing Agreement, the Underwriting Agreement, or any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Contracts in accordance with the Pooling and Servicing Agreement or the Underwriting Agreement was at the time of such signing and is as of the date hereof duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  5. Neither the execution and delivery by Green Tree of the Pooling and Servicing Agreement or the Underwriting Agreement, nor its compliance with the terms and provisions thereof, will conflict with, or result in a breach of, any of the terms of, or constitute a default under, any judgment, order, injunction or decree of any domestic court or governmental authority to which Green Tree is subject or any indenture, agreement, contract or commitment to which Green Tree is a party or by which it is bound, which conflict, breach or default presents a reasonable possibility of having a materially adverse effect on the business or operations of Green Tree. No UCC-1 financing statements or statements of assignment listing Green Tree as debtor and describing any of the Contracts as collateral other than the UCC-1 financing statement in favor of the Trustee, have been signed on behalf of Green Tree and filed by any person after __________,____ and prior to the date hereof.

                  6. Attached hereto as Exhibit IV is a certified true copy of the resolutions of the Executive Committee of the Board of Directors of Green Tree (the "Resolutions") adopted with respect to the authorization of Green Tree to take such actions and enter into such agreements as are necessary to sell and service the Contracts in accordance with the Pooling and Servicing Agreement and the Underwriting Agreement; said resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                  7. The Registration Statement and the Prospectus, at the time the Registration Statement became effective did comply, and as of the date hereof comply, in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Regulations. The Registration Statement, at the time it became effective did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date thereof did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Green Tree in writing by the Underwriters expressly for use in the Registration Statement or Prospectus. The conditions to the use by the Green Tree of registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents of the Green Tree which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

                  8. Each of the representations and warranties contained in Sections 3.01 and 3.04 of the Pooling and Servicing Agreement and
         Section 1 of the Underwriting Agreement is true and correct on and as of the date hereof. To the best of our knowledge, the representations and warranties of Green Tree contained in Sections 3.02 and 3.03 of the Pooling and Servicing Agreement are true and correct on the date hereof.

                  9. Green Tree has complied with all the agreements by which it is bound in connection with the transactions contemplated by the Pooling and Servicing Agreement and Underwriting Agreement, and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date in connection with the transactions contemplated by the Pooling and Servicing Agreement and the Underwriting Agreement.

                  10. The Pooling and Servicing Agreement and the Underwriting Agreement have been duly executed by Green Tree pursuant to and in compliance with the Resolutions.

                  11. No event with respect to Green Tree has occurred or is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of March, 1999.

                                       GREEN TREE FINANCIAL CORPORATION



                                       -----------------------------------------
                                       [Name]
                                       [Title]

                                                                       EXHIBIT F
                                                                       ---------

                   FORM OF OPINION OF COUNSEL FOR THE COMPANY
                   ------------------------------------------


         The opinion of Dorsey & Whitney LLP shall be to the effect that (capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement (including the Limited Guarantee contained therein). The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the performance of its duties under the Pooling and Servicing Agreement would require such qualification.

         2. The Pooling and Servicing Agreement has been duly authorized by all requisite corporate action, duly executed and delivered by the Company, and constitutes the valid and binding obligations of the Company enforceable in accordance with their terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

         3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Company for the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except such as may be required under blue sky laws under any jurisdiction in connection with the offering of the Regular Certificates by the Underwriter pursuant to the Underwriting Agreement.

         4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940.

         5. Neither the transfer of the Contracts to the Trustee acting on behalf of the Trust, nor the assignment of the Company's security interest in the related Manufactured Homes, nor the issuance or sale of the Certificates, nor the execution and delivery of the Pooling and Servicing Agreement (including the Limited Guarantee contained therein), nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement, nor the fulfillment of the terms of the Certificates or the Pooling and Servicing Agreement by the Company will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Certificate of Incorporation or Bylaws of the Company or of any indenture or other agreement or instrument known to us to which the Company is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Company, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

         6. There are no actions or proceedings pending or, to the best of our knowledge, actions, proceedings or investigations pending or overtly threatened against the Company before any court, administrative agency or other tribunal
(A) asserting the invalidity of the Pooling and Servicing Agreement, the Certificates, the hazard or flood insurance policies applicable to any Contracts or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, (C) which is likely materially and adversely to affect the performance by the Company of its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement, the Certificates, or (D) seeking adversely to affect the federal income tax attributes of the Certificates described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

         7. The transfer of the Initial and Additional Contracts to the Trust in accordance with Section 2.01 of the Pooling and Servicing Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. ss. 547), as in effect on the date hereof, in the event that the Company became a debtor under the United States Bankruptcy Code.

         8. Pursuant to the Pooling and Servicing Agreement the Company has transferred to the Trustee acting on behalf of the Trust all of the Company's right, title and interest in the Initial and Additional Contracts, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Contracts, and has delivered the Land-and-Home Contract Files relating to the Initial and Additional Contracts to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Contracts as collateral and naming the Company as debtor and the Trust as secured party, and the filing of continuation statements as required by Section 4.02 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Initial and Additional Contracts by the Company to the Trust. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Company became a debtor under the United States Bankruptcy Code. However, in the event such assignment were characterized as a pledge securing a loan from the Certificateholders to the Company, it is our opinion that the Trustee would be deemed to have a valid and perfected security interest in the Initial and Additional Contracts and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat. ss.336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Initial and Additional Contract who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Trustee's security interest in such Contract, if such purchaser acts without knowledge that such Contract was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Land-and-Home Contract Files for the purpose of perfecting the assignment to the Trustee of the Land-and-Home Contracts.

         9. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Company and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing of a proper election, as of the date hereof each of the Subsidiary REMIC and the Master REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC. Further, the Regular Certificates will evidence ownership of the "regular interests" and the Class C Certificate will evidence ownership of the single class of "residual interest" in the Master REMIC. For Minnesota income tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, such Trust will not be subject to tax and the income of such Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs as amended through December 31, 1997. Moreover, ownership of a Certificate will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of a Certificate is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning a Certificate.

         10. The transfer of the Initial and Additional Contracts and the proceeds thereof by the Company to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. ss.ss. 513.41 through 513.51), nor, should the Company become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under Section 548 of the United States Bankruptcy Code (11 U.S.C. ss.
548) as in effect on the date hereof.

                                                                       EXHIBIT G
                                                                       ---------

                        FORM OF TRUSTEE'S ACKNOWLEDGEMENT
                        ---------------------------------


         U.S. Bank National Association, a national banking association, acting as trustee (the "Trustee") of the trust created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1999, between Green Tree Financial Corporation and the Trustee (the "Pooling and Servicing Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Pooling and Servicing Agreement), acknowledges, pursuant to
Section 2.03 of the Pooling and Servicing Agreement, that the Trustee has received and holds in trust thereunder the following (i) all the right, title and interest of the Company in and to the manufactured housing contracts identified on the list [delivered pursuant to Section 2.02(a) of the Agreement] [delivered with the Subsequent Transfer Instrument], including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Contracts (other than the principal and interest due on the Contracts before the applicable Cut-off
Date), (ii) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract, (iii) all rights under all FHA/VA Regulations pertaining to any FHA/VA Contract, (iv) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (v) all documents contained in the Contract Files and the Land-and-Home Contract Files, (vi) $__________ paid by the underwriters of the Certificates to the Trust by order of the Company pursuant to Section 2.01(b) of the Pooling and Servicing Agreement out of the proceeds of the sale of the Certificates, (vii) amounts on deposit in the Capitalized Interest Account and the Pre-Funding Account and (viii) all proceeds and products in any way derived from any of the foregoing.

         The Trustee further acknowledges receipt of the Land-and-Home Contract Files, and acknowledges that it will, within 90 days of the Closing Date, conduct a cursory review of the Land-and-Home Contract Files and confirm that each Land-and-Home Contract File included (a) an original copy of the Land-and-Home Contract, (b) an original or a copy of a mortgage or deed of trust or similar evidence of a lien on the real estate on which the related Manufactured Home is situated, (c) the assignment of the Land-and-Home Contract and the mortgage or deed of trust from the originator (if other than the Company) to the Company, (d) if such Land-and-Home Contract was originated by the Company, an endorsement of such Land-and-Home Contract by the Company, and
(e) any extension, modification or waiver agreement(s), except as noted on the document exception listing to be attached to such confirmation. The Trustee will not otherwise review the Contracts and Land-and-Home Contract Files for compliance with the terms of the Pooling and Servicing Agreement.

         The Trustee further acknowledges that the Trustee, directly or through a custodian, will hold said rights, interests and proceeds in trust for the use and benefit of all Certificateholders.

         IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this acknowledgement to be executed by its duly authorized officer and its corporate seal affixed hereto as of this 31st day of March, 1999.

                                       U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee


                                       By
                                         ---------------------------------------
                                         Name:  Tamara Schultz-Fugh
                                         Title:


                                       By
                                         ---------------------------------------
[seal]                                   Name:
                                         Title:

                                                                       EXHIBIT H
                                                                       ---------

                       FORM OF CUSTODIAN'S ACKNOWLEDGMENT
                       ----------------------------------


         U.S. Bank Trust National Association, a national banking association (the "Custodian") acting as Custodian under a Custodial Agreement dated as of March 31, 1999, between the Custodian and U.S. Bank National Association, as Trustee (the "Trustee") (the "Custodial Agreement") under the Pooling and Servicing Agreement dated as of March 1, 1999 between Green Tree Financial Corporation (the "Company"), as Seller and Servicer, and the Trustee, pursuant to which the Custodian holds on behalf of the Trustee certain "Land-and-Home Contract Files," as described in the Pooling and Servicing Agreement, hereby acknowledges receipt of such Land-and-Home Contract Files. The Custodian further acknowledges that it will, within 90 days of the date of the Custodial Agreement, conduct a cursory review of the Land-and-Home Contract Files and confirm to the Trustee and the Company that each Land-and-Home Contract File included (a) an original copy of the Land-and-Home Contract, (b) an original or a copy of a mortgage or deed of trust or similar evidence of a lien on the real estate on which the related Manufactured Home is situated, (c) the assignment of the Land-and-Home Contract and the mortgage or deed of trust from the originator (if other than the Company) to the Company, (d) if such Land and Home Contract was originated by the Company, an endorsement of such Land-and-Home Contract by the Company, and (e) any extension, modification or waiver agreement(s), except as noted on the document exception listing to be attached to such confirmation. The Custodian will not otherwise review the Contracts and Land-and-Home Contract Files for compliance with the terms of the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, U.S. Bank Trust National Association has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this 31st day of March, 1999.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Custodian


                                    By
                                        ---------------------------------------


                                        Its
                                           -------------------------------------




[Seal]

                                                                       EXHIBIT I
                                                                       ---------

                    FORM OF CERTIFICATE OF SERVICING OFFICER
                    ----------------------------------------


                        GREEN TREE FINANCIAL CORPORATION

         The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999 between the Company and U.S. Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

                  1. The Monthly Report for the period from to attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

                  2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this __ day of ______________, ________.

                                        GREEN TREE FINANCIAL CORPORATION


                                        By
                                           -------------------------------------
                                           [Name]
                                           [Title]

                                                                       EXHIBIT J
                                                                       ---------

                     FORM OF CLASS C SUBSIDIARY CERTIFICATE
                     --------------------------------------



         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE UNCERTIFICATED SUBSIDIARY INTERESTS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class C Subsidiary                      No.
(Subordinate)


Cut-off Date:  as defined in the        Percentage Interest:  _______
Pooling and Servicing Agreement
dated as of March 1, 1999


First Remittance Date:
May 1, 1999


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
          PASS-THROUGH CERTIFICATES, SERIES 1999-2, CLASS C SUBSIDIARY
                               (RESIDUAL INTEREST)

                Cut-off Date Pool Principal Balance: $___________

         This certifies that Green Tree Finance Corp.--Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date) (the "Contracts"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Class C Subsidiary Certificate is one of the Class C Subsidiary Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Subsidiary Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in May 1999, so long as the Agreement has not been terminated, by check (or, if such Class C Subsidiary Certificateholder holds Class C Subsidiary Certificates with an aggregate Percentage Interest of at least 20% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance
Date) to the registered Class C Subsidiary Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Class C Subsidiary Distribution Amount.

         The Class C Subsidiary Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C Subsidiary Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Subsidiary Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Class C Subsidiary Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Subsidiary Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Subsidiary Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Class C Subsidiary Certificates evidencing the same aggregate amount of Class C Subsidiary Certificates will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, this Class C Subsidiary Certificate is exchangeable for new Class C Subsidiary Certificates of authorized denominations evidencing the same aggregate Percentage Interest as requested by the holder surrendering the same.

         The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Subsidiary Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The holder of this Class C Subsidiary Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Subsidiary REMIC elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Uncertificated Subsidiary Interests shall be "regular interests" in the Subsidiary REMIC and the Class C Subsidiary Certificates shall be the "residual interest" in the Subsidiary REMIC. In addition, the holder of this Class C Subsidiary Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Subsidiary REMIC, and (ii) agrees to cooperate with the Company in connection with examinations of the Subsidiary REMIC's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 6.06 of the Agreement.

         IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 1999-2 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                 MANUFACTURED HOUSING CONTRACT
                                           SENIOR/SUBORDINATE
                                           PASS-THROUGH CERTIFICATE
                                           TRUST 1999-2


                                       By  U.S. BANK NATIONAL ASSOCIATION


                                       By
                                          ------------------------------------
                                           Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Manufactured Housing Contract Senior/Subordinate Pass- Through Certificate, and does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



Dated:                                 By
                                          ------------------------------------
                                          Signature

                                                                       EXHIBIT K
                                                                       ---------

                       FORM OF CLASS C MASTER CERTIFICATE
                       ----------------------------------


         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3I CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class C Master                          No.
(Subordinate)


Cut-off Date:  as defined in the        Percentage Interest:
Pooling and Servicing Agreement
dated as of March 1, 1999


First Remittance Date:
May 1, 1999


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
            PASS-THROUGH CERTIFICATES, SERIES 1999-2, CLASS C MASTER
                               (RESIDUAL INTEREST)

                Cut-off Date Pool Principal Balance: $___________

         This certifies that Green Tree Finance Corp.--Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2 (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date) (the "Contracts"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and U.S. Bank National Association, as Trustee of the Trust (the "Trustee"). This Class C Master Certificate is one of the Class C Master Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Master Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the first day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each month commencing in May 1999, so long as the Agreement has not been terminated, by check (or, if such Class C Master Certificateholder holds Class C Master Certificates with an aggregate Percentage Interest of at least 20% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance
Date) to the registered Class C Master Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Class C Master Distribution Amount.

         The Class C Master Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C Master Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Master Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Class C Master Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Master Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Master Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Master Certificate for registration of transfer at the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Class C Master

Certificates evidencing the same aggregate amount of Class C Master Certificates will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, this Class C Master Certificate is exchangeable for new Class C Master Certificates of authorized denominations evidencing the same aggregate Percentage Interest as requested by the holder surrendering the same.

         The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Master Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The holder of this Class C Master Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Master REMIC elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Regular Certificates shall be "regular interests" in the Master REMIC and the Class C Master Certificates shall be the "residual interest" in the Master REMIC. In addition, the holder of this Class C Master Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Master REMIC, and (ii) agrees to cooperate with the Company in connection with examinations of the Master REMIC's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 6.06 of the Agreement.

         IN WITNESS WHEREOF, Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust 1999-2 has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:                                    MANUFACTURED HOUSING CONTRACT
                                               SENIOR/SUBORDINATE
                                               PASS-THROUGH CERTIFICATE
                                               TRUST 1999-2


                                          By   U.S. BANK NATIONAL ASSOCIATION


                                          By
                                             -----------------------------------
                                             Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________ the within Manufactured Housing Contract Senior/Subordinate Pass- Through Certificate, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



Dated:                                    By
                                             -----------------------------------
                                             Signature

                                                                     EXHIBIT L-1
                                                                     -----------

               FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS
               ---------------------------------------------------


                        GREEN TREE FINANCIAL CORPORATION

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

         The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 3.05 of the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999 between the Company and U.S. Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

                  1. The Contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.05 of the Agreement.

                  2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 3.05 of the Agreement, be assigned by the Trustee to the Company.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of ________________, _______.

                                       GREEN TREE FINANCIAL CORPORATION


                                     By
                                        -----------------------------------
                                        [Name]
                                        [Title]


                                      L-1-1

                                                                     EXHIBIT L-2
                                                                     -----------

               FORM OF CERTIFICATE REGARDING SUBSTITUTED CONTRACTS
               ---------------------------------------------------


                        GREEN TREE FINANCIAL CORPORATION

                   CERTIFICATE REGARDING SUBSTITUTED CONTRACTS

         The undersigned certify that they are [title] and [title], respectively of Green Tree Financial Corporation, a corporation organized under the laws of Delaware ("the Company"), and that as such they are duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 3.05(b) of the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999 between the Company and U.S. Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certify that:

                  1. The Contract and Contract File [or Land-and-Home Contract File, as applicable] for each such Eligible Substitute Contract [are being held by the Company, as Servicer] [have been delivered to , the successor Servicer].

                  2. The Contracts on the attached schedule are to be substituted on the date hereof pursuant to Section 3.05(b) of the Agreement and each such Contract is an Eligible Substitute Contract [description how the Contracts satisfy the definition of "Eligible Substitute Contract"].

                  3. The UCC-1 financing statements in respect of the Contracts to be substituted, in the form required by Section 3.05 (b)(iii) of the Agreement, have been filed with the appropriate offices.

                  4. (x) the Company shall have delivered to the Trustee, or its Custodian, the related Land-and-Home Contract files; and

                           (y) if the sum of the aggregate principal balances of all Land-and-Home Contracts then held by the Trustee (but excluding those Land-and-Home Contracts, if any, that are to become Replaced Contracts as a consequence of the substitution) and the aggregate principal balances of all Land-and-Home Contracts that are included in the Eligible Substitute Contracts equals or exceeds 10% of the Pool Scheduled Principal Balance as of the Remittance Date immediately preceding the substitution, the Company has delivered to the Trustee an opinion of counsel satisfactory to the Trustee to the effect that the Trustee holds a perfected first priority lien in the real estate securing such Eligible Substitute Contracts, or evidence of recordation of the assignment to the Trustee on behalf of the Trust of (A) each Mortgage securing such Eligible Contracts or, if less (B) of the number of Mortgages securing such Eligible Substitute Contracts needed to reduce the aggregate principal balances of all Land-and-Home Contracts with respect to which such assignments


                                      L-2-1
         are not so recorded to less than 10% of the Pool Scheduled Principal Balance as of the Remittance Date immediately preceding the substitution.

                  5. There has been deposited in the Certificate Account the amounts listed on the schedule attached hereto as the amount by which the Scheduled Principal Balance of each Replaced Contract exceeds the Scheduled Principal Balance of each Contract being substituted therefor.

         IN WITNESS WHEREOF, we have affixed hereunto our signatures this ______ day of _________________, ______.

                                      GREEN TREE FINANCIAL CORPORATION


                                      By
                                         -----------------------------------
                                         [Name]
                                         [Title]


                                      L-2-2

                                                                       EXHIBIT M
                                                                       ---------

                          FORM OF REPRESENTATION LETTER
                          -----------------------------


U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

Green Tree Financial Corporation
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota  55102-1639

         RE: Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-2, Class [B-2/B-3I/C
                Subsidiary/C Master]

         The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in
Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

Representations and Warranties
------------------------------

         The Purchaser makes the following representations and warranties in order to permit the Trustee, Green Tree Financial Corporation, and [underwriter of the Class B-2/Class B-3I/Class C Subsidiary/Class C Master Certificates] to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Green Tree Financial Corporation under Section 4(2) of the 1933 Act is available to it.

         1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Green Tree Financial Corporation is not required to register the Certificates and that any transfer must comply with Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

         2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

         3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has reviewed the Prospectus dated March 11, 1999 and related Prospectus Supplement dated March 11, 1999, with respect to the Certificates, and has been given such information concerning the Certificates, the underlying installment sale contracts and Green Tree Financial Corporation as it has requested.

         4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

         5. The Purchaser does not qualify as (i) an employee benefit plan (a "Plan") as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not it is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986 (also a "Plan"), or (iii) an entity whose underlying assets are deemed to be assets of a Plan by reason of such Plan's investment in the entity (as determined under Department of Labor Regulations, 29 C.F.R. ss.2510.3-101 (1990)).

         6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

         7. The Purchaser, as holder of the Class B-2/Class B-3I/C Subsidiary/C Master Certificate, acknowledges (i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class B-2/Class B-3I/C Subsidiary/C Master Certificate as they become due.

         8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8.

         The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

         Executed at ________________________, ____________, this ______ day of
_________________.


                                    Purchaser's Name (Print)

                                    By
                                       -----------------------------------------
                                       Signature

                                    Its


                                    Address of Purchaser
                                                         -----------------------

                                    --------------------------------------------

                                    Purchaser's Taxpayer Identification Number

                                    --------------------------------------------

                                    --------------------------------------------

                                                                       EXHIBIT N
                                                                       ---------

                             FORM OF MONTHLY REPORT
                             ----------------------


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2

                                                   Distribution Date:  _________

Class A Certificates
--------------------
1        (a)      Amount Available (including Monthly
                  Servicing Fee)                                                _________


         (b)      Class M-1 Interest Deficiency Amount (if any), Class M-2
                  Interest Deficiency Amount (if any) and Class B-1 Interest
                  Deficiency Amount (if any) withdrawn for prior
                  Remittance Date                                               _________

         (c)      Amount Available after giving effect to withdrawal of Class
                  M-1 Interest Deficiency Amount, the Class M-2 Interest
                  Deficiency Amount and Class B-1 Interest Deficiency Amount for
                  prior Remittance Date                                         _________

         (d)      Amount withdrawn from [Capitalized Interest]
                  [Pre-Funding] Account                                         _________

Interest
--------

Class A Certificates
--------------------

2.       Aggregate Class A interest
         (a)      Class A-1 Remittance Rate (5.60%)                             _________%
         (b)      Class A-1 Interest                                            _________
         (c)      Class A-2 Remittance Rate (5.84%)                             _________%
         (d)      Class A-2                                                     _________
         (e)      Class A-3 Remittance Rate (6.08%)                             _________%
         (f)      Class A-3 Interest                                            _________
         (g)      Class A-4 Remittance Rate (6.48%)                             _________%
         (h)      Class A-4 Interest                                            _________
         (i)      Class A-5 Remittance Rate (6.68%)                             _________%


         (j)      Class A-5 Interest                                            _________
         (k)      Class A-6 Remittance Rate  (6.92%),
                  unless the Weighted Average
                  Contract Rate is less than 6.92%                              _________%
         (l)      Class A-6 Interest                                            _________
         (m)      Class A-7 Remittance Rate  (6.44%,                            _________%
         (n)      Class A-7 Interest                                            _________%

3.       Amount applied to
         (a)      Unpaid Class A Interest Shortfall                             _________

4.       Remaining
         (a)      Unpaid Class A Interest Shortfall                             _________

Class M-1 Certificates
----------------------

5.       Class M-1 Interest on Class M-1 Adjusted
         Principal Balance                                                      _________

         (a)      Class M-1 Adjusted Principal Balance                          _________

         (b)      Class M-1 Remittance Rate (6.80%,
                  unless the Weighted Average Contract Rate
                  is less than 6.80%)                                           _________

         (c)      Interest on Class M-1 Adjusted
                  Principal Balance                                             _________

6.       Amount applied to Unpaid Class M-1
         Interest Shortfall                                                     _________

7.       Remaining Unpaid Class M-1
         Interest Shortfall                                                     _________

Class M-2 Certificates

8.       Class M-2 Interest on Class M-2 Adjusted
         Principal Balance                                                      _________

         (a)      Class M-2 Adjusted Principal Balance                          _________

         (b)      Class M-2 Remittance Rate (7.21%,
                  unless the Weighted Average Contract Rate
                  is less than 7.21%)                                           _________


         (c)      Interest on Class M-2 Adjusted
                  Principal Balance                                             _________

9.       Amount applied to Unpaid Class M-2
         Interest Shortfall                                                     _________

10.      Remaining Unpaid Class M-2
         Interest Shortfall                                                     _________

Class B-1 Certificates

11.      Class B-1 interest on Class B-1 Adjusted
         Principal Balance

         (a)      Class B-1 Adjusted Principal Balance                          _________

         (b)      Class B-1 Remittance Rate (8.41%,
                  unless the Weighted Average Contract Rate
                  is less than 8.41%)                                           _________

         (c)      Interest on Class B-1 Adjusted
                  Principal Balance                                             _________

12.      Amount applied to Unpaid
         Class B-1 Interest Shortfall                                           _________

13.      Remaining Unpaid Class B-1
         Interest Shortfall                                                     _________

Principal
---------

14.      Formula Principal Distribution Amount:                                 _________
         (a)      Scheduled principal                                           _________
         (b)      Principal Prepayments                                         _________
         (c)      Liquidated Contracts                                          _________
         (d)      Repurchases                                                   _________
         (e)      Plus principal received during the
                  first 10 days of the next Due Period                          _________
         (f)      Minus principal received during the
                  first 10 days of the prior Due Period                         _________

15.      Pool Scheduled Principal Balance                                       _________

16.      Overcollateralization Amount                                           _________


17.      Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                               _________

18.      Class A Percentage for such
         Remittance Date                                                        _________

19.      Class A Percentage for the following
         Remittance Date                                                        _________

20.      Class A principal distribution:

         (a)      Class A-1                                                     _________
         (b)      Class A-2                                                     _________
         (c)      Class A-3                                                     _________
         (d)      Class A-4                                                     _________
         (e)      Class A-5                                                     _________
         (f)      Class A-6                                                     _________
         (g)      Class A-7                                                     _________

21.      (a)      Class A-1 Principal Balance                                   _________
         (b)      Class A-2 Principal Balance                                   _________
         (c)      Class A-3 Principal Balance                                   _________
         (d)      Class A-4 Principal Balance                                   _________
         (e)      Class A-5 Principal Balance                                   _________
         (f)      Class A-6 Principal Balance                                   _________
         (g)      Class A-7 Principal Balance                                   _________

22.      Unpaid Class A Principal Shortfall
         (if any) following current
         Remittance Date                                                        _________

23.      Additional Principal Distribution Amount                               _________

Class M-1 Distribution Test, Class M-2 Distribution Test
--------------------------------------------------------
and Class B-1 Distribution Test
-------------------------------
(applicable on and after the Remittance Date occurring in May 2003)

24.      Average Sixty-Day Delinquency Ratio Test

         (a)      Sixty-Day Delinquency Ratio for
                  current Remittance Date                                       _________

         (b) Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;


                  may not exceed 4.0%)                                          _________

25.      Cumulative Realized Losses Test

         (a)      Cumulative Realized Losses
                  for current Remittance Date
                  (as a percentage of Cut-off Date
                  Pool Principal Balance; may not
                  exceed 5.5% from April 1, 2003
                  to March 2004; 7.0% from
                  April 1, 2004 to March 31, 2005;
                  9.0% from April 1, 2005, to
                  March 31, 2006 and 10.5% thereafter)                          _________

26.      Current Realized Losses Test

         (a)      Current Realized Losses
                  for current Remittance Date                                   _________

         (b)      Current Realized Loss Ratio (total
                  Realized Losses for most recent three
                  months, multiplied by 4, divided by
                  arithmetic average of Pool Scheduled
                  Principal Balances for third preceding
                  Remittance Date and for current Remittance
                  Date; may not exceed 2.75%)                                   _________

27.      Class M-1 Principal Balance Test

         (a)      Sum of Class M-1 Principal Balance,
                  Class M-2 Principal Balance, Class B
                  Principal Balance and Overcollateralization
                  Amount before distributions on current
                  Remittance Date) divided by Pool Scheduled
                  Principal Balance as of preceding Remittance
                  Date is greater than 22.875%.                                 _________

28.      Class M-2 Principal Balance Test

         (a)      Sum of Class M-2 Principal Balance,
                  Class B Principal Balance and
                  Overcollateralization Amount (before
                  distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date is greater
                  than 15.00%.                                                  _________

29.      Class B Principal Balance Test

         (a)      Sum of Class B Principal Balance and
                  Overcollateralization Amount (before
                  any distributions on current Remittance Date)
                  as of such Remittance Date is greater
                  than $22,000,000                                              _________

         (b)      Sum of Class B Principal Balance and
                  Overcollateralization Amount (before
                  distributions on current Remittance Date)
                  divided by Pool Scheduled Principal Balance
                  as of preceding Remittance Date is equal
                  to or greater than 10.875%.                                   _________

30.      Class M-1 Percentage for such
         Remittance Date                                                        _________

31.      Class M-1 Percentage for the following
         Remittance Date                                                        _________

32.      Class M-1 principal distribution:

         (a)      Class M-1 (current)                                           _________

         (b)      Unpaid Class M-1 Principal Shortfall
                  (if any) following prior Remittance Date                      _________

33.      Unpaid Class M-1 Principal Shortfall
         (if any) following current
         Remittance Date                                                        _________

34.      Class M-1 Liquidation Loss Interest

         (a)      Class M-1 Liquidation Loss Amount                             _________

         (b)      Amount applied to Class M-1
                  Liquidation Loss Interest Amount                              _________

         (c)      Remaining Class M-1 Liquidation Loss
                  Interest Amount                                               _________


         (d)      Amount applied to Unpaid Class M-1
                  Loss Interest Shortfall                                       _________

         (e)      Remaining Unpaid Class M-1
                  Liquidation Loss Interest Shortfalls                          _________

35.      Class M-2 Percentage for such
         Remittance Date                                                        _________

36.      Class M-2 Percentage for the following
         Remittance Date                                                        _________

37.      Class M-2 principal distribution:

         (a)      Class M-2 (current)                                           _________

         (b)      Unpaid Class M-2 Principal Shortfall
                  (if any) following prior Remittance Date                      _________

38.      Unpaid Class M-2 Principal Shortfall
         (if any) following current
         Remittance Date                                                        _________

39.      Class M-2 Liquidation Loss Interest

         (a)      Class M-2 Liquidation Loss Amount                             _________

         (b)      Amount applied to Class M-2
                  Liquidation Loss Interest Amount                              _________

         (c)      Remaining Class M-2 Liquidation Loss
                  Interest Amount                                               _________

         (d)      Amount applied to Unpaid Class M-2
                  Loss Interest Shortfall                                       _________

         (e)      Remaining Unpaid Class M-2
                  Liquidation Loss Interest Shortfalls                          _________

40.      (a)      Class B Percentage for such
                  Remittance Date                                               _________

         (b)      Class B Percentage for the following
                  Remittance Date                                               _________


41.      Current Principal (Class B Percentage of
         Formula Principal Distribution Amount)                                 _________

42.      (a)      Class B-1 Principal Shortfall                                 _________

         (b)      Unpaid Class B-1 Principal Shortfall                          _________

43.      Class B Principal Balance                                              _________

44.      Class B-1 Principal Balance                                            _________

45.      Class B-1 Liquidation Loss Interest

         (a)      Class B-1 Liquidation Loss Amount                             _________

         (b)      Amount applied to Class B-1
                  Liquidation Loss Interest Amount                              _________

         (c)      Remaining Class B-1 Liquidation Loss
                  Interest Amount                                               _________

         (d)      Amount applied to Unpaid Class B-1
                  Liquidation Loss Interest Shortfall                           _________

         (e)      Remaining Unpaid Class B-1 Liquidation
                  Loss Interest Shortfall                                       _________

Class B-2 Certificates
----------------------

46.      Remaining Amount Available                                             _________

Interest
--------

47.      Class B-2 Remittance Rate (8.70%,
         unless the Weighted Average Contract Rate
         is less than 8.70%)                                                    _________%

48.      Class B-2 Interest                                                     _________


49.      Current interest                                                       _________

50.      Amount applied to Unpaid Class
         B-2 Interest Shortfall                                                 _________


51.      Remaining Unpaid Class B-2
         Interest Shortfall                                                     _________


Principal
---------

52.      Unpaid Class B-2 Principal Shortfall
         (if any) following prior Remittance Date                               _________

53.      Class B-2 Principal Liquidation Loss
         Amount                                                                 _________

54.      Current principal (zero until Class B-1
         paid down; thereafter, Class B Percentage
         of Formula Principal Distribution Amount)                              _________

55.      Guarantee Payment                                                      _________

56.      Class B-2 Principal Balance                                            _________

57.      Remaining Amount Available (after payment
         of Class B-2 Distribution Amount)                                      _________

58.      Excess Interest                                                        _________

Class A, Class M and Class B Certificates
-----------------------------------------

Aggregate Scheduled Balances of delinquent Contracts as of Determination Date

59.      30 - 59 days                                                           _________

60.      60 days or more                                                        _________

61.      Manufactured Homes repossessed                                         _________

62.      Manufactured Homes repossessed
         but remaining in inventory                                             _________

63.      Weighted Average Contract Rate
         of all outstanding Contracts                                           _________


Class M and Class B Certificates
--------------------------------

64.      Class M-1 Interest Deficiency on
         such Remittance Date                                                   _________

65.      Class M-2 Interest Deficiency on
         such Remittance Date                                                   _________

66.      Class B-1 Interest Deficiency on
         such Remittance Date                                                   _________

67.      Class B-2 Interest Deficiency on
         such Remittance Date                                                   _________

Repossessed Contracts
---------------------

68.      Repossessed Contracts                                                  _________

69.      Repossessed Contracts Remaining in Inventory                           _________

Class B-3I Certificates
-----------------------

70.      Class B-3I Formula Distribution Amount (all
         Excess Interest plus Unpaid Class B-3I Shortfall)                      _________

71.      Class B-3I Distribution Amount (remaining
         Amount Available)                                                      _________

72.      Class B-3I Shortfall (59 - 60)                                         _________

73.      Unpaid Class B-3I Shortfall                                            _________


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this Statement or your Distribution.

                                                                       EXHIBIT O
                                                                       ---------

                             FORM OF ADDITION NOTICE
                             -----------------------


                                                            ______________, 1999

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

         Re: Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999, between Green Tree Financial Corporation (the "Company") and U.S. Bank National Association as Trustee (the "Trustee") relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-2

Ladies and Gentlemen:

         Capitalized terms not otherwise defined in this Notice have the meanings given them in the Agreement. The Company hereby notifies the Trustee of an assignment to the Trust of Subsequent Contracts on the date and in the amounts set forth below:

         Subsequent Transfer Date:  _________________

         Cut-off Date Principal Balance of Subsequent Contracts to be assigned to Trust on Subsequent Transfer Date: $_____________

         Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                             Very truly yours,

                                             GREEN TREE FINANCIAL CORPORATION


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION


By
  --------------------------------
    Name:
    Title:

                                                                       EXHIBIT P
                                                                       ---------

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT
                     --------------------------------------


         In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1999, between the undersigned and U.S. Bank National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, assign, set over and otherwise convey, without recourse, to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-2, created by the Agreement, to be held in trust as provided in the Agreement, (i) all the right, title and interest of the Company in and to the Subsequent Contracts identified on the list attached hereto as Exhibit A (the "Subsequent Contracts"), including, without limitation, all right, title and interest in and to the Collateral Security and all rights to receive payments on or with respect to the Subsequent Contracts (other than the principal and interest due on the Subsequent Contracts before the applicable Cut-off Date),
(ii) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing a Subsequent Contract for the benefit of the creditor of such Subsequent Contract, (iii) all rights under all FHA/VA Regulations pertaining to any Subsequent Contract that is an FHA/VA Contract, (iv) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (v) all documents contained in the Contract Files and the Land-and-Home Contract Files relating to the Subsequent Contracts, and (vii) all proceeds and products of the foregoing.

         This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Section 2.03 and Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this __ day of __________________, 1999.

                                           GREEN TREE FINANCIAL CORPORATION


[Seal]                                     By
                                              --------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT Q
                                                                       ---------

               FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)
               ---------------------------------------------------


         The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between the Company and U.S. Bank National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

                  1. This Certificate is delivered in connection with the sale to the Trust on __________________ (the "Subsequent Transfer Date") of Contracts (the "Subsequent Contracts") identified in the List of Contracts attached to the Subsequent Transfer Instrument of even date herewith.

                  2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.01 of the Agreement are true and correct; all representations and warranties in Sections 2.03(c), 3.02, and 3.03 of the Agreement with respect to the Subsequent Contracts are true to the best of his knowledge; and all representations in Section 3.04 of the Agreement with respect to the Subsequent Contracts are true and correct.

                  3. All conditions precedent to the sale of the Subsequent Contracts to the Trust under Section 2.03 of the Agreement have been satisfied.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of March, 1999.

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:


                                       Q-1